UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
Northrop Grumman Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee:

No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Values
Our Values form the foundation of our pioneering culture and enable us to deliver for our shareholders. Our Values define our operating principles as we face an increasingly complex world. They reflect who we are and how we behave, and they articulate what is important to us.

We Do the Right Thing	We earn trust, act with ethics, integrity and transparency, treat everyone with respect, value diversity and foster safe and inclusive environments.

We Do What We Promise	We own the delivery of results, focused on quality outcomes.

We Commit to Shared Success	We work together to focus on the mission and take accountability for the sustainable success of our people, customers, shareholders, suppliers and communities.

We Pioneer	We pioneer with fierce curiosity, dedication and innovation, we seek to solve the world’s most challenging problems.

Letter from the Board of Directors
March 31, 2023
Dear Fellow Shareholders,
We invite you to attend Northrop Grumman Corporation’s 2023 Annual Meeting of Shareholders on Wednesday, May 17, 2023 beginning at 8:00 a.m., Eastern Daylight Time. The accompanying Proxy Statement explains more about the matters to be voted on at the Annual Meeting, proxy voting and other information regarding participation.
2022 was a memorable year. From the James Webb Space Telescope’s first images to the B-21 reveal, we made significant progress in our mission to develop technology which pushes the boundaries of human exploration while connecting and protecting our world.
Continued focus on growing our business, generating strong margins through operational excellence, and taking a disciplined approach to capital deployment has positioned us well for 2023, and beyond. Growing global demand, amplified by the teams’ successful ability to capture competitive programs, drove exceptional bookings. We achieved a book to bill ratio of 1.07 and ended the year with nearly $79 billion in backlog.
In 2022, our annual sales grew by 3 percent and totaled $36.6 billion. Operating margins remained solid despite the challenging macroeconomic environment. Diluted EPS was $31.47 and our Transaction-Adjusted EPS* was $25.54. We generated $2.9 billion of net cash provided by operating activities and $1.6 billion of Transaction-Adjusted Free Cash Flow* for the year.
Our share price performance reflects strong financial results. Total shareholder return for the year was 43%. Relative to our peers and the S&P 500, these results were exceptional.
Executing a robust capital deployment strategy, we prioritized investments addressing our customers’ highest priority missions while maintaining our strong balance sheet. In 2022, we returned $2.6 billion to shareholders through dividends and share repurchases. Our dividend increased by 10%, our 19th consecutive annual increase. And we retired over three million shares as part of our repurchase plans.
Driven by solid demand and strong business performance, we increased our sales guidance for 2023. Over the next three years, we expect to generate significant compound annual Free Cash Flow* growth to support continued investments in our solutions, as well as provide significant returns of capital to our shareholders.
Anchored by our Company’s values, our culture of belonging empowers our team and attracts new talent. Leading groups in diversity, equity, and inclusion including DiversityInc, Human Rights Campaign, Disability Equality Index, Military Friendly, and others continue to recognize our focus and long-standing efforts to ensure all employees can thrive. In 2022, we built upon that legacy with the appointment of a new Chief Diversity Officer.
Last year, we released six sustainability goals, including Net Zero greenhouse gas emissions in our operations by 2035. We were named one of America’s Most JUST Companies for our work making a more equitable business environment and named to the Dow Jones Sustainability North America Index for the seventh year in a row. We remain focused on our Company's performance and culture. We encourage you to learn more about our commitment to sustainability by reading both the 2022 ESG Report as well as our Human Rights Report.

*    This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

2023 Proxy Statement	1

Letter from the Board of Directors
Your vote is important. We encourage you to vote as soon as possible. Your proxy or voting instruction card includes specific information regarding several ways to vote your shares - virtually or by mail.
On behalf of the entire leadership team, thank you for your continued support of Northrop Grumman.
Sincerely,

David P. Abney	Marianne C. Brown	Donald E. Felsinger

Ann M. Fudge	Madeleine A. Kleiner	Karl J. Krapek

Arvind Krishna	Graham N. Robinson	Kimberly A. Ross

Gary Roughead	Thomas M. Schoewe	James S. Turley

Kathy J. Warden	Mark A. Welsh III	Mary A. Winston

2	Northrop Grumman

Notice of 2023 Annual Meeting of Shareholders

DATE AND TIME May 17, 2023 (Wednesday) 8:00 AM Eastern Daylight Time	LOCATION Northrop Grumman Corporation, Principal Executive Office 2980 Fairview Park Drive Falls Church, Virginia 22042	WHO CAN VOTE Shareholders of record at the close of business on March 21, 2023 are entitled to vote at the Annual Meeting
Voting Items

Proposals		Board Vote Recommendations	For Further Details
1.	Election of Directors	“FOR” each Director Nominee	Page 16
2.	Advisory Vote on Compensation of Named Executive Officers	“FOR”	Page 49
3.	Advisory Vote on Preferred Frequency of Vote on Compensation of Named Executive Officers	EVERY “ONE YEAR”	Page 50
4.	Ratification of Appointment of Independent Auditor	“FOR”	Page 92
5.	Management Proposal to Reduce Threshold to Request Special Meeting	“FOR”	Page 95
6.	Shareholder Proposal to Annually Conduct an Evaluation and Issue a Report Describing the Alignment of the Company’s Political Activities With Its Human Rights Policy	“AGAINST”	Page 97
7.	Shareholder Proposal to Provide for an Independent Board Chair	“AGAINST”	Page 102
Shareholders will also act on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.
We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend in person, the meeting will be webcast on the Northrop Grumman website at www.northropgrumman.com. Additional details regarding the logistics of the meeting can be found in the accompanying Proxy Statement, on the Investor Relations section of our website and www.edocumentview.com/noc.
While we currently intend to hold our Annual Meeting in person, if we conclude it is not advisable to do so, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Please monitor the Investor Relations section of our website (www.northropgrumman.com) and www.edocumentview.com/noc for updated information. If you are planning to attend the Annual Meeting, please check the website prior to the meeting date.
We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement prior to the Annual Meeting.
By order of the Board of Directors,
Jennifer C. McGarey
Corporate Vice President and Secretary

2023 Proxy Statement	3

How to Vote
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 17, 2023:
The Proxy Statement for the 2023 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2022 are available at: www.edocumentview.com/noc.

INTERNET www.envisionreports.com/noc	TELEPHONE 800-652-VOTE (800-652-8683) (toll-free)
MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

4	Northrop Grumman

2023 Proxy Statement	5

*    Inside Front Cover

6	Northrop Grumman

Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2022 (2022 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission (SEC) on January 26, 2023. Please also refer to our ESG Report which is available on our website at www.northropgrumman.com/corporate-responsibility/sustainability-reports-and-esg-information/ and our Human Rights Report which is available on the Investor Relations section of our website at www.northropgrumman.com.
We intend to mail a Notice of Internet Availability of Proxy Materials to Shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about March 31, 2023.
2022 Performance Highlights
2022 was another strong year for our Company as we continued to deliver on our value-creating strategy. Our financial results reflect the robust demand we see for our products and capabilities in our customers' highest priority missions. In 2022, our backlog grew by 4% to nearly $79 billion, and we posted industry leading sales growth of 3%. We also continued to execute on our capital deployment strategy of investing in our business and returning cash to shareholders.

Financial Highlights

43% Total Shareholder Return	Sales grew 3% to $36.6 billion	Operating margin rate of 9.8%; Segment Operating Margin Rate* of 11.6%	Diluted EPS of $31.47 Transaction-Adjusted EPS* of $25.54	Net cash provided by operating activities of $2.9 billion

Total backlog of $79 billion or more than 2x our annual sales	We invested over 7% of sales into R&D and capital expenditures	Capital expenditures totaled $1.4 billion, and R&D totaled $1.2 billion	We increased our quarterly dividend by 10% to $1.73 per share, our 19th consecutive annual increase	We returned $2.6B to our shareholders through dividends and share repurchases
*    This metric is a non-GAAP financial measure. For more information, see "Appendix A - Use of Non-GAAP Financial Measures."

2023 Proxy Statement	7

Proxy Statement Summary
Executive Compensation Highlights
We are committed to performance-based executive compensation programs that align with our shareholders’ interests, reflecting our Company's objectives and our strategy of investing for and delivering long-term profitable growth.
Compensation Snapshot

CEO	Other Named Executive Officers (NEOs)

9% Fixed
75%
LONG-TERM
91%
VARIABLE
9% Base salary
16% Annual Incentive
22% Restricted Stock Rights
53% Restricted Performance Stock Rights

18% Fixed
64%
LONG-TERM
82%
VARIABLE
18% Base salary
18% Annual Incentive
19% Restricted Stock Rights
45% Restricted Performance Stock Rights

Paying For Performance
In 2022, we continued to maintain robust pay-for-performance practices. All incentive plan performance payouts reflect our performance against our 2022 goals.

We delivered strong financial performance in 2022	134% 2022 ANNUAL INCENTIVE PLAN (AIP) PAY FOR OUR NEOs	135% 2022 LONG-TERM INCENTIVE PLAN (LTIP) PAYOUT FOR OUR NEOs

We are committed to a fair and equitable workplace for our employees, environmental sustainability and an unrelenting focus on our customers. To reinforce these commitments we include related non-financial metrics in our executive compensation program.
Non-financial Metrics in Annual Incentives

People Diversity | Employee Experience

Environment Environmental Sustainability

Customer Quality | Customer Satisfaction

8	Northrop Grumman

Proxy Statement Summary
High Say-on-Pay

Consistent Shareholder Approval 96% 3-YEAR AVERAGE OF SHAREHOLDER VOTES IN FAVOR OF SAY-ON-PAY	Highlights of our 2022 executive compensation programs:

	Over 80% of Executive Compensation is Variable	Stock Ownership Guidelines for All Officers: CEO 7x Other NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares

	Recoupment Policy on Cash and Equity Incentive Payouts	No Individual Change in Control Agreements	No Hedging or Pledging of Company Stock

2023 Proxy Statement	9

Proxy Statement Summary
Board Nominee Highlights

	Age*	Director Since	Committee Memberships
Name and Professional Background			AR	C	G	P
David P. Abney Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS)	67	06/2020
Marianne C. Brown Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.	64	03/2015
Ann M. Fudge Former Chairman and Chief Executive Officer, Young & Rubicam Brands	71	03/2016
Madeleine A. Kleiner Lead Independent Director, Northrop Grumman Corporation; Former Executive Vice President and General Counsel, Hilton Hotels Corporation	71	10/2008
Arvind Krishna Chairman and Chief Executive Officer, International Business Machines Corporation (IBM)	60	11/2022
Graham N. Robinson Senior Vice President, Stanley Black & Decker, Inc., and President of STANLEY Industrial	54	08/2021
Kimberly A. Ross Former Chief Financial Officer, WeWork and Baker Hughes Company	57	03/2023
Gary Roughead Retired Admiral, United States Navy and Former Chief of Naval Operations	71	02/2012
Thomas M. Schoewe Former Executive Vice President and CFO, Wal-Mart Stores, Inc.	70	08/2011
James S. Turley Former Chairman and Chief Executive Officer, Ernst & Young	67	02/2015
Kathy J. Warden Chair, Chief Executive Officer and President, Northrop Grumman Corporation	51	07/2018
Mark A. Welsh III Dean of the Bush School of Government and Public Service, Texas A&M University; Retired General, United States Air Force and Former Chief of Staff, United States Air Force	69	12/2016
Mary A. Winston President and Founder of WinsCo Enterprises, Inc.	61	03/2023

AR	Audit and Risk Committee	G	Governance Committee	Chair	Member
C	Compensation Committee	P	Policy Committee
* Age as of March 31, 2023.
In December 2022, Ms. Madeleine A. Kleiner was designated as the Lead Independent Director, succeeding Mr. Donald E. Felsinger. For more information on the role of the Lead Independent Director, see page 31.
In accordance with our retirement policy, Mr. Felsinger, a director who has served since February 2007, will not stand for re-election at the 2023 Annual Meeting as he will have attained his 75th birthday prior to the Annual Meeting. Mr. Karl J. Krapek, a director who has served since September 2008 and has attained his 74th birthday, has decided not to stand for re-election at the 2023 Annual Meeting. Mr. William H. Hernandez, who had served as a director since 2013, died in January 2023. The Board intends to reduce the number of members of the Board from 15 to 13 directors effective upon the retirements of Mr. Felsinger and Mr. Krapek.

10	Northrop Grumman

Proxy Statement Summary
We have a diverse and highly qualified slate of Board nominees
AVERAGE AGE
64.1 YEARS

50s
3
60s
6
70s
4
GENDER
6/13

Female
6
INDEPENDENT
12/13

Independent
12
AVERAGE TENURE
5.9 YEARS

≤5
6
6-10
4
>10
3
RACIAL/ ETHNIC DIVERSITY
4/13

Racially/Ethnically Diverse
4

Our Board brings a vast array of experience and talents that help foster the long-term success of the Company, and benefit all of its stakeholders:

Senior Leadership Experience	Senior Government/Military Experience

Corporate Governance Expertise	International Experience

Financial Expertise/Literacy	Human Capital Strategy/ Talent Management

Risk Oversight	Cyber/Technology Expertise

Aerospace/Defense Industry Experience	Environmental Sustainability/Corporate Responsibility

2023 Proxy Statement	11

Proxy Statement Summary
Governance Highlights

STRONG INDEPENDENT OVERSIGHT	COMMITMENT TO BOARD EFFECTIVENESS	ROBUST SHAREHOLDER RIGHTS

93% independent Board Fully independent Board committees Lead Independent Director with robust responsibilities and oversight Regular executive sessions
  Thorough annual self-assessment of Board, Committee and individual director performance
  Overboarding policy (no more than three other public company boards) without the consent of the Chair, Governance Committee
  Focus on ability to devote appropriate time and resources

  Annual director elections with majority voting standard in uncontested elections
  Proxy access
  Right to call special meeting
  Right to act by written consent
  Shareholder engagement program that provides for regular shareholder access to management and directors

BOARD REFRESHMENT AND DIVERSITY	DIRECTOR RECOGNITION

  Sustained history of gender and racial/ethnic diversity on our Board, including current slate of director nominees (8 of 13 nominees)
  Mandatory retirement at 75
  8 new directors have been added, including 4 people of color/2 women of color, and 5 directors have left our Board since the beginning of 2016

  Our Chair, CEO and President, Kathy Warden, was awarded the prestigious Deming Cup for operational excellence
  Our directors, Ann Fudge, Graham Robinson and Mary Winston, have been recognized as three of Savoy Magazine’s Most Influential Black Corporate Directors
  Our former Lead Independent Director was recognized as Director of the Year by NACD
  James Turley and Thomas Schoewe have been honored as members of the NACD Directors 100
  Four of our female directors have been honored by Women's Inc. as the most influential corporate directors

SUSTAINABILITY AND CORPORATE RESPONSIBILITY

  Strong ethics program and corporate culture
  Extensive and long-standing diversity, equity and inclusion (DEI) programs, widely applauded
  Human Rights Policy with robust oversight
  Long-standing commitment to effective corporate governance and shareholder rights

  Environmental program integrated into organizational culture to reduce our environmental footprint
  Transparent political contributions policy and trade association activity aligned with our business objectives and Company values
  Increased focus on climate change and environmental efficiency (e.g. water, waste); new Chief Sustainability Officer focused on environmental component of ESG
Far-reaching engagement with local communities For more information on our corporate responsibility and sustainability program, see pages 38-41 and our latest ESG Report and Human Rights Report

12	Northrop Grumman

Management and Shareholder Proposals

PROPOSAL 1

Election of Directors	> See page 16 for more details

The Board of Directors unanimously recommends that you vote “FOR” the 13 nominees for director listed below.

PROPOSAL 2

Advisory Vote on Compensation of Named Executive Officers	> See page 49 for more details

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3

Advisory Vote on Preferred Frequency of Vote on Compensation of Named Executive Officers	> See page 50 for more details

The Board of Directors unanimously recommends that you vote for every “ONE YEAR."

PROPOSAL 4

Ratification of Appointment of Independent Auditor	> See page 92 for more details

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

Based on its recent evaluation, the Audit and Risk Committee of the Board of Directors believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders. Deloitte served as our independent auditor for 2022, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975.

PROPOSAL 5

Reduce the Threshold Required to Call a Special Meeting of Shareholders	> See page 95 for more details

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

2023 Proxy Statement	13

Management and Shareholder Proposals
Additional Proposals

PROPOSAL 6

Shareholder Proposal to Annually Conduct an Evaluation and Issue a Report Describing the Alignment of the Company’s Political Activities With Its Human Rights Policy	> See page 97 for more details

The Board of Directors unanimously recommends that you vote “AGAINST” this proposal.

PROPOSAL 7

Shareholder Proposal to Provide for an Independent Board Chair	> See page 102 for more details

The Board of Directors unanimously recommends that you vote “AGAINST” this proposal.

14	Northrop Grumman

Shareholder Engagement
Northrop Grumman has an extensive shareholder outreach program that enables regular, ongoing engagement with our shareholders throughout the year. Our leadership team, other key executives and directors participate in these discussions to help us better understand our shareholders’ priorities, and to inform and shape our decision-making, to ensure we remain well-aligned to shareholder interests.
We have a proven record of adopting provisions or modifying practices as a result of shareholder feedback. We carefully consider all shareholder input, including the results of shareholder votes. Examples include provisions regarding the right of shareholders to call a special meeting, proxy access, and the use of performance-based long-term incentives and non-financial metrics in our executive compensation plans. Every spring in advance of our annual meeting, as well as each fall in the off-season, we offer engagement to our top shareholders as part of our proxy-related outreach. These efforts are in addition to various other ongoing forms of shareholder engagement, including those highlighted below.

WHO WE ENGAGED

COMPANY REPRESENTATIVES	•Chief Executive Officer •Lead Independent Director •Chief Financial Officer •VP, Investor Relations	•General Counsel •Corporate Secretary •Chief Sustainability Officer •Business Sector Leadership

TOPICS DISCUSSED	Governance Topics •Shareholder Proposals/Votes •Executive Compensation •Board Composition and Oversight	Sustainability Topics •Diversity •Environmental Goals •Human Rights

	Financial Topics •Financial Performance •Portfolio Mix •Capital Deployment	Company Strategy •Digital Transformation •Customer Priorities •Competitive Landscape

HOW WE ENGAGED	•Proxy Discussions •Investor Conferences •Site Visits & Facility Tours •1x1 calls/meetings	•Annual Meeting •Fireside Chats •Quarterly Earnings Calls •ESG Focused Discussions

2023 Proxy Statement	15

Proposal 1: Election of Directors
Our Board has nominated 13 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders will have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.
Vote Required
To be elected, a nominee must receive more votes cast “for” than votes cast “against” his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal. See page 27 for additional information on our Director Election Process.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 13 NOMINEES FOR DIRECTOR LISTED BELOW.

Director Qualifications and Experience
In considering Board nominees, the Governance Committee considers each individual’s background and personal and professional experiences in addition to general qualifications. Nominees are evaluated in the context of the Board as a whole, with a focus on achieving a diverse mix of skills and attributes needed to provide effective governance and oversight, advancing the long-term interests of our shareholders. The Governance Committee is focused on ensuring a diverse, talented, and inclusive board, with members who have both the skills and experience, and the time and resources necessary to devote to their service for our Company and our shareholders. The Governance Committee regularly assesses and communicates with the Board about the current and future skills and backgrounds to ensure the Board maintains an appropriate mix, taking into account anticipated retirement dates. Select critical skills are reflected in the following table. Each nominee also possesses additional skills, experience and attributes that are not highlighted among those listed below. We believe the combination of qualifications, including, as shown below, demonstrates how the Board is well-positioned to provide strategic oversight and guidance to management and serve our shareholders.

16	Northrop Grumman

Proposal 1: Election of Directors

Skills and Significant Experience:
SENIOR LEADERSHIP EXPERIENCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Directors with this experience possess strong leadership qualities that contribute to their understanding of large complex organizations and their ability to identify and develop the quality in others
CORPORATE GOVERNANCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Supports our goals of strong Board and management accountability, transparency and protection of shareholder interests
FINANCIAL EXPERTISE/LITERACY	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Assists directors in understanding and overseeing our financial reporting and internal controls
RISK OVERSIGHT/MANAGEMENT	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Critical to the Board's role in overseeing the risks facing the Company
AEROSPACE/DEFENSE INDUSTRY EXPERIENCE	■								■			■		3
Supports oversight of the Company’s strategy, performance and product development, with an understanding of strategic developments in our industry
INTERNATIONAL EXPERIENCE	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Supports an understanding of geographically diverse business environments, regulatory matters, and cultural perspective that informs global business strategy
HUMAN CAPITAL STRATEGY/TALENT MANAGEMENT	■	■	■	■	■	■	■	■	■	■	■	■	■	13
Helps oversee our strategy to recruit, retain and develop top candidates with diverse skills and backgrounds
CYBER EXPERTISE	■		■			■			■			■		5
Supports our business in enhancing internal operations and providing oversight of cybersecurity risk and digital transformation
ENVIRONMENTAL SUSTAINABILITY/ CORPORATE RESPONSIBILITY	■	■		■	■	■	■		■			■	■	9
Strengthens the Board’s oversight and assures that strategic business imperatives and long-term value creation are achieved consistent with our commitment to sustainability initiatives and corporate responsibility

2023 Proxy Statement	17

Proposal 1: Election of Directors
2023 Nominees for Director
The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences and skills that led the Board to conclude that each nominee should serve as a director.
Unless instructed otherwise, the proxyholders will vote the proxies received by them “FOR” the election of the director nominees listed below.

Ms. Kathy J. Warden has served as Chair since August 2019 and as Chief Executive Officer and President of the Company since January 2019. She has served on the Board of Directors since July 2018. Prior to becoming CEO and President, Ms. Warden served as President and Chief Operating Officer of the Company from January 2018 through December 2018, as Corporate Vice President and President of the Company’s Mission Systems Sector from 2016 through 2017, as Corporate Vice President and President of the Company’s former Information Systems Sector from 2013 to 2015, and as Vice President of the Company’s Cyber Intelligence Division from 2011 to 2012. Prior to joining the Company in 2008, Ms. Warden held leadership roles at General Dynamics and Veridian Corporation. Earlier, she was a principal in a venture internet firm and also spent nearly a decade with General Electric Company working in commercial industries.
EXPERIENCE AND SKILLS
•Extensive experience in operational leadership, strategy, performance and business development in government and commercial markets, including cyber expertise
•Prior leadership positions within Northrop Grumman (including as President, Chief Operating Officer and President of two business sectors)
•Significant aerospace and defense industry experience
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Merck & Co., Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member and former Chair of the Aerospace Industries Association
•Member of the Board of Directors of Catalyst
•Former Chair of the Board of Directors of the Federal Reserve Bank of Richmond
•Former member of the Board of Visitors of James Madison University

Kathy J. Warden Chair, Chief Executive Officer and President, Northrop Grumman Corporation Age: 51 Director since: July 2018

18	Northrop Grumman

Proposal 1: Election of Directors

Mr. David P. Abney served as the Executive Chairman of the UPS Board of Directors from March 2016 through September 2020. From September 2014 to June 2020, he was the Chief Executive Officer of UPS. Prior to that, Mr. Abney was UPS’s Chief Operating Officer from 2007 to 2014. From 2003 to 2007, he was Senior Vice President and President of UPS International. Mr. Abney began his UPS career in 1974.
EXPERIENCE AND SKILLS
•Extensive leadership and business experience as a former Executive Chairman, Chief Executive Officer and Chief Operating Officer of a large multinational enterprise
•Significant expertise in international operations and global logistics
•Broad experience with talent management and leading global teams
•Significant board experience, including as non-executive chair
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Freeport-McMoRan Inc.
•Member of the Board of Directors of Target Corporation
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Executive Chairman of the Board of Directors of UPS
•Member of the Board of Directors of Johnson Controls International plc
•Member of the Board of Directors of Macy's, Inc.

David P. Abney
Former Executive Chairman of the Board of Directors and Chief Executive Officer of United Parcel Service, Inc. (UPS)
Age: 67
Director since:
June 2020
Committee membership:
Compensation Committee (Chair), Governance Committee

Ms. Marianne C. Brown served as the Chief Operating Officer of Fidelity National Information Services, Inc.’s (FIS) Global Financial Solutions organization from January 2018 until June 2019. Prior to that, Ms. Brown served as Chief Operating Officer, Institutional and Wholesale Business of FIS since December 2015, when it acquired SunGard Financial Systems. Ms. Brown was the Chief Operating Officer of SunGard Financial Systems, a software and IT services provider, from February 2014 to November 2015. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014.
EXPERIENCE AND SKILLS
•Substantial business experience as a former Chief Operating Officer and Chief Executive Officer
•Significant experience in IT goods and services, cyber protection and business management
•Community and philanthropic leader
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Akamai Technologies, Inc.
•Member of the Board of Directors of The Charles Schwab Corporation
•Member of the Board of Directors of VMWare, Inc.

Marianne C. Brown
Former Chief Operating Officer, Global Financial Solutions, Fidelity National Information Services, Inc.
Age: 64
Director since:
March 2015
Committee membership:
Audit and Risk Committee, Governance Committee (Chair)

2023 Proxy Statement	19

Proposal 1: Election of Directors

Ms. Ann M. Fudge served as Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC from May 2003 to December 2006. Prior to that, she served in various leadership positions at Kraft Foods from 1986 to 2001, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods.
EXPERIENCE AND SKILLS
•Extensive business experience as former Chief Executive Officer and former president of leading consumer products business units
•Substantial international experience through service as an executive and director of a large multinational company and a director of other large multinational companies
•Significant public company board experience
•Experience with talent development and acquisition
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Chair of the Board of Trustees of WGBH Public Media
•Senior trustee of the Brookings Institution
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Catalyst Partners Acquisition Corp.
•Member of the Board of Directors of Novartis AG
•Member of the Board of Directors of Unilever

Ann M. Fudge Former Chairman and Chief Executive Officer, Young & Rubicam Brands Age: 71 Director since: March 2016 Committee membership: Audit and Risk Committee, Policy Committee

Ms. Madeleine A. Kleiner has served as the Lead Independent Director of the Board of Directors of Northrop Grumman Corporation since December 2022. She served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. From 1995 to 1998, she served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H. F. Ahmanson & Company and its subsidiary, Home Savings of America. Prior to that, she was a partner at the law firm of Gibson, Dunn & Crutcher, where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance, and securities transactions and compliance.
EXPERIENCE AND SKILLS
•Expertise in corporate governance and corporate responsibility, Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions
•Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board
•Substantial international experience as an executive officer of a large company with global operations
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Jack in the Box Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of the Ladies Professional Golf Association

Madeleine A. Kleiner Former Executive Vice President and General Counsel, Hilton Hotels Corporation Age: 71 Director since: October 2008 Committee membership: Compensation Committee, Governance Committee

20	Northrop Grumman

Proposal 1: Election of Directors

Mr. Arvind Krishna has served as Chief Executive Officer of IBM and a member of IBM’s Board of Directors since April 2020. He was elected Chairman of IBM’s Board of Directors in December 2020. He joined IBM in 1990. Mr. Krishna led the IBM Cloud and Cognitive Software business unit from 2017 to April 2020 and was a principal architect of the acquisition of Red Hat, the largest acquisition in IBM’s history. Mr. Krishna also served as the director of IBM’s Research division from 2015 to 2020. Previously, he was general manager of IBM’s Systems and Technology Group, IBM’s development and manufacturing organization. Prior to that, he built and led many of IBM’s data-related businesses.
EXPERIENCE AND SKILLS
•Extensive global business and organizational leadership experience as the Chairman and Chief Executive Officer of a large multinational corporation
•Deep knowledge of manufacturing and research, including in artificial intelligence and computing
•Significant experience in cyber and digital transformation
•Significant technology experience
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Chairman of the Board of Directors of IBM
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of the Federal Reserve Bank of New York

Arvind Krishna Chairman and Chief Executive Officer, International Business Machines Corporation (IBM) Age: 60 Director since: November 2022 Committee membership: Compensation Committee, Policy Committee

Mr. Graham N. Robinson has served as Senior Vice President & President of STANLEY Industrial, a business segment of Stanley Black & Decker, Inc., since April 2020. Prior to joining Stanley Black & Decker, Mr. Robinson served as an executive with Honeywell for seven years, including roles as President of Honeywell Industrial Safety from 2018 to 2020, President of Honeywell Sensing and Internet of Things from 2016 to 2018, and Chief Marketing Officer of Honeywell’s Automation and Controls Solution division from 2014 to 2016.
EXPERIENCE AND SKILLS
•Broad industrial and technical experience, including his current and former roles as President of divisions of large public companies
•Significant international experience as an executive of large multinational companies
•Extensive senior leadership skills
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of the Connecticut Business & Industry Association
•Member of the Board of Trustees of the Manufacturers Alliance for Productivity and Innovation

Graham N. Robinson Senior Vice President, Stanley Black & Decker, Inc., and President of STANLEY Industrial Age: 54 Director since: August 2021 Committee membership: Compensation Committee, Policy Committee

2023 Proxy Statement	21

Proposal 1: Election of Directors

Ms. Kimberly A. Ross served as Chief Financial Officer of WeWork from March through November 2020. She served as Senior Vice President and Chief Financial Officer of Baker Hughes Company from September 2014 to July 2017. Ms. Ross was Executive Vice President and Chief Financial Officer of Avon Products, Inc. from November 2011 to November 2014. Prior to that, she served as the Executive Vice President and Chief Financial Officer of Royal Ahold N.V. from 2007 to 2011 and previously held a variety of senior management positions at Royal Ahold.
EXPERIENCE AND SKILLS
•Extensive experience through service as the Chief Financial Officer of large public companies, including expertise in financial reporting, internal auditing processes and managing corporate finance for global companies
•Significant international business experience through her service as an executive of large public companies with extensive international operations
•Substantial senior leadership skills
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of The Cigna Group
•Member of the Board of Directors of Nestlé S.A.
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Chubb Limited
•Member of the Board of Directors of KKR Acquisition Holdings I Corp.
•Member of the Board of Directors of PQ Group Holdings Inc.

Kimberly A. Ross Former Chief Financial Officer, WeWork and Baker Hughes Company Age: 57 Director since: March 2023 Committee membership: Audit and Risk Committee, Policy Committee

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy’s capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution.
EXPERIENCE AND SKILLS
•Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations
•Significant expertise in national security, information warfare, cyber operations and global security issues
•Broad experience in leadership and matters of global relations, particularly in the Pacific region, Europe and the Middle East
•Experience with talent development and management
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of Maersk Line, Limited
•Chairman of the Board of Directors of Fincantieri Marinette Marine Corporation
•Trustee of the Dodge and Cox Funds
•Trustee of Johns Hopkins University
•Member of the Board of Managers of the Johns Hopkins University Applied Physics Laboratory

Gary Roughead Admiral, United States Navy (Ret.) and Former Chief of Naval Operations Age: 71 Director since: February 2012 Committee membership: Compensation Committee, Policy Committee (Chair)

22	Northrop Grumman

Proposal 1: Election of Directors

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores, Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several leadership roles at the Black & Decker Corporation.
EXPERIENCE AND SKILLS
•Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in Sarbanes-Oxley controls, risk management and mergers and acquisitions
•Significant international experience through his service as an executive of large public companies with substantial international operations
•Experience at Wal-Mart and Black & Decker on large-scale transformational enterprise information technology
•Extensive experience as a member of the audit, risk, compensation and policy committees of other public companies
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of General Motors Corporation
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of the Ladies Professional Golf Association
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of KKR & Co. Inc.

Thomas M. Schoewe
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc.
Age: 70
Director since:
August 2011
Committee membership:
Audit and Risk Committee (Chair), Governance Committee

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there. He was named Deputy Chairman in 2000.
EXPERIENCE AND SKILLS
•Extensive experience and expertise in areas of finance, accounting and business management acquired over 36-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young
•Significant experience in areas of risk management
•Extensive experience as a member of the audit committee of other public companies
•Audit committee financial expert
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Citigroup
•Independent Chair of the Board of Directors of Emerson Electric Company
•Member of the Board of Directors of Precigen, Inc.
SELECTED DIRECTORSHIPS AND MEMBERSHIPS
•Member of the Board of Directors of the Boy Scouts of America
•Member of the Board of Directors of Kohler Co.
•Member of the Board of Directors of St. Louis Trust & Family Office

James S. Turley Former Chairman and Chief Executive Officer, Ernst & Young Age: 67 Director since: February 2015 Committee membership: Audit and Risk Committee, Governance Committee

2023 Proxy Statement	23

Proposal 1: Election of Directors

General Mark A. Welsh III has been the Dean of the Bush School of Government and Public Service at Texas A&M University since August 2016. Prior to his current position, General Welsh served as Chief of Staff of the United States Air Force (USAF), the senior uniformed Air Force officer responsible for the organization, training and equipping of active duty, Guard, Reserve and civilian forces serving in the United States and overseas. During his long career, General Welsh also served as a member of the Joint Chiefs of Staff, Commander of the United States Air Forces in Europe and Commander of NATO’s Air Command, Associate Director for Military Affairs at the Central Intelligence Agency and Commandant of the United States Air Force Academy.
 EXPERIENCE AND SKILLS
•Extensive career as a senior military officer and member of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States Air Force
•Extensive experience and in-depth knowledge of issues related to global security and the intelligence community
•Broad leadership experience and international experience, particularly in Europe
•Experience with talent development and management

Mark A. Welsh III
Dean of the Bush School of Government and Public Service, Texas A&M University; General, USAF (Ret.); Former Chief of Staff, USAF
Age: 69
Director since:
December 2016
Committee membership:
Audit and Risk Committee, Policy Committee

Ms. Mary A. Winston is the President and Founder of WinsCo Enterprises, a consulting firm providing financial and board governance advisory services since 2016. She served as interim Chief Executive Officer of Bed Bath & Beyond from May 2019 to November 2019, and as Executive Vice President and Chief Financial Officer of Family Dollar Stores from 2012 to 2015. Prior to that, Ms. Winston served as Senior Vice President and Chief Financial Officer of Giant Eagle, Inc. from 2008 to 2012, and as Executive Vice President and Chief Financial Officer of Scholastic Corporation from 2004 to 2007.
EXPERIENCE AND SKILLS
•Substantial financial expertise acquired through positions held as the Chief Financial Officer of large public and private companies, as well as expertise in risk management, and mergers and acquisitions
•Significant senior leadership and international experience as an executive officer or director of large companies with global operations
•Extensive expertise in corporate governance
•Broad operations, manufacturing and supply chain experience
OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•Member of the Board of Directors of Acuity Brands, Inc.
•Member of the Board of Directors of Chipotle Mexican Grill
•Member of the Board of Directors of Dover Corporation (to May 2023)
•Member of the Board of Directors of The Toronto-Dominion Bank
FORMER PUBLIC COMPANY DIRECTORSHIPS WITHIN THE LAST FIVE YEARS
•Member of the Board of Directors of Bed Bath & Beyond, Inc.
•Member of the Board of Directors of Domtar Corporation
•Member of the Board of Directors of SUPERVALU Inc.

Mary A. Winston President and Founder of WinsCo Enterprises, Inc. Age: 61 Director since: March 2023 Committee membership: Compensation Committee, Policy Committee

24	Northrop Grumman

Proposal 1: Election of Directors
Director Nomination Process
Assessment of Board Composition
The Governance Committee actively considers the composition, capabilities and diversity of the Board to ensure it is well positioned to serve the best interests of the Company and its shareholders. The Governance Committee regularly assesses what skills, experiences and other attributes can best contribute to the effective operation of the Board, particularly in light of the changing environment and evolving needs of the Company. The Committee strives to achieve a diverse and effective balance, with strong and varied capabilities, including experience and new perspectives. The Committee also considers other commitments of our directors, including service on other public company boards, and leadership positions. The Governance Committee identifies director candidates from a wide range of sources and often employs a third-party search firm to assist in the process. Information regarding Board changes and the diversity, skills and tenure of our Board nominees is provided below.

Board Changes since 2016	Diversity of newly added Directors	Skills of newly added Directors
8 new directors have been added to the Board	4 new directors are racially/ ethnically diverse	operations and logistics
5 directors have left the Board	4 new directors are female	senior military experience
For more details on our Board’s robust self-evaluation process, see page 43.		cyber expertise

AVERAGE AGE 64.1 YEARS ■ 3 50’s ■ 6 60’s ■ 4 70’s	AVERAGE TENURE 5.9 YEARS ■ 6 ≤5 years ■ 4 6-10 years ■ 3 >10 years
GENDER 6/13 ■ 6 Female ■ 7 Male	RACIAL/ ETHNIC DIVERSITY 4/13 ■ 4 Racially/Ethnically Diverse ■ 9 White/Caucasian
INDEPENDENT 12/13 ■ 12 Independent ■ 1 Non-Independent
Retirement Policy
We have a retirement policy that provides for a director to retire at the annual meeting following his or her 75th birthday, unless the Board determines, based on special circumstances, that it is in the Company’s best interest to request that the director serve beyond such date.

2023 Proxy Statement	25

Proposal 1: Election of Directors
Identification and Consideration of New Nominees

1	ESTABLISH NOMINEE CRITERIA	The Governance Committee is responsible for establishing the criteria for Board membership. In establishing criteria and nominating directors, the Governance Committee focuses on the responsibility of a director to represent the long-term interests of our shareholders as a whole.

2	REVIEW OF CANDIDATE’S HISTORY	The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.

3	CANDIDATE EVALUATION
In evaluating candidates, the Governance Committee considers:
•the personal integrity and the professional reputation of the individual;
•the education, professional background and particular skills and experience most beneficial to service on our Board;
•how the nominee brings diversity, experience and skills valuable to the Company and Board at the time;
•a director candidate's ability and willingness to devote appropriate time and resources to Board service, taking account of a director candidate's outside time commitments, including service on other public company boards of directors and leadership positions held on such boards; and
•a director candidate must be willing to submit to and obtain a background check necessary for obtaining and retaining the required top secret security clearance;
The Governance Committee evaluates potential director candidates on the basis of the candidate’s background, qualifications and experience. The Governance Committee is committed to enhancing diversity on the Board, including diversity of experience. The Governance Committee carefully considers whether each potential candidate would be able to fulfill his or her duties to the Company consistent with Delaware law and the Company’s governing documents, including the Principles of Corporate Governance and security requirements. The Governance Committee seeks to ensure each candidate will enhance the effectiveness of the Board overall.

4	RECOMMENDATION FOR ELECTION	The Governance Committee recommends to the full Board nominees for election.

Commitment to Diversity
In evaluating director candidates, the Governance Committee aims to ensure a diverse, inclusive and effective board, benefiting from diversity of thought and perspective. The Governance Committee seeks to ensure broad diversity, including in race and gender, as well as in professional experience, education, skill and other qualities that contribute to our Board and the long-term interests of our Company and our shareholders.

26	Northrop Grumman

Proposal 1: Election of Directors
Shareholder Nominations
Shareholders may recommend director candidates for consideration by the Governance Committee pursuant to our Principles of Corporate Governance. The Governance Committee considers such director candidates recommended by shareholders similarly to other potential director candidates brought to the attention of the Governance Committee. Shareholder recommendations for director candidates under our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. In addition, and as discussed immediately below, shareholders may also directly nominate director candidates in accordance with our Bylaws.
Proxy Access
In 2015, the Board amended our Bylaws explicitly to provide our shareholders the right to nominate directors through access to our proxy materials. The Board did so consistent with and to reflect shareholder input. Under the Company’s proxy access bylaws, a shareholder, or a group of up to 20 shareholders, that has maintained continuous ownership of 3% or more of the Company’s outstanding common stock for at least three years may include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or nominees constituting 20% of the number of directors in office. Director nominees may receive compensation from third parties for their candidacy, up to the total annual compensation paid to directors of the Company, as well as reimbursement for reasonable expenses, provided there is full disclosure of such compensation. Under the Company’s bylaw provisions, directors are treated similarly, whether nominated through proxy access or otherwise, and held to the same high fiduciary standards to serve all shareholders.
The Company’s Bylaws provide our shareholders with broad and meaningful access to the Company’s proxy materials while enhancing transparency, protecting the interests of all shareholders and ensuring good governance. The terms of the Company’s proxy access bylaw provisions are also broadly consistent with the terms of proxy access bylaws adopted by other Fortune 500 companies, reflecting best practices.
Director Election Process
Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until his or her earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast “for” than “against” his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board’s nominees for election in accordance with the procedures set forth in the Company’s corporate governance documents.
Effect of Failure to Obtain and Retain Security Clearance or Receive the Required Vote
Each director is required to tender a resignation in the event of and effective upon the failure to obtain top secret security clearance within 12 months of election or appointment to the Board, or the failure to retain a top secret security clearance once obtained. If an incumbent director fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director’s resignation and will submit a recommendation for prompt consideration by the Board. In addition, each director is required to tender a resignation in the event of and effective upon the failure to receive the required vote at any future meeting at which such director faces re-election. The Governance Committee and the Board will consider relevant facts in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation.

2023 Proxy Statement	27

Corporate Governance
Overview
We are committed to maintaining high standards of corporate governance, reflecting on our values, protecting the interests of our shareholders, and promoting long-term, profitable growth. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, employees, customers, partners and communities.
Our strong corporate governance and responsible business practices reflect and are built on our:

Values	Principles of Corporate Governance	Standards of Business Conduct

Our values provide the foundation for our culture and success:
•We Do The Right Thing - we earn trust, act with ethics, integrity and transparency, treat everyone with respect, value diversity and foster safe and inclusive environments;
•We Do What We Promise - we own the delivery of results, focused on quality outcomes;
•We Commit To Shared Success -we work together to focus on the mission and take accountability for the sustainable success of our people, customers, shareholders, suppliers and communities; and
•We Pioneer - with fierce curiosity, dedication and innovation, we seek to solve the world’s most challenging problems.

Our Principles of Corporate Governance outline the role and responsibilities of our Board and the high standards our directors maintain. They set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and Committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification. Our Principles of Corporate Governance are available at investor.northropgrumman.com/principles-corporate-governance.

Our Standards of Business Conduct outline how we do business. They reflect and reinforce our commitment to our core values. They apply to our directors, officers and employees. We also require our suppliers to meet similar standards through our Standards of Business Conduct for Suppliers and Other Trading Partners. Our Standards of Business Conduct and our Standards of Business Conduct for Suppliers and Other Trading Partners are available at www.northropgrumman.com/corporate-responsibility/ethics-and-business-conduct/standards-of-business-conduct/.

Among other things, our Standards of Business Conduct:
•require high ethical standards in all aspects of our business;
•require strict adherence to all applicable laws and regulations;
•reflect our commitment to maintaining a culture that values and promotes diversity, equity and inclusion;
•reinforce our commitment to being a responsible corporate citizen;
•reflect our commitment to our work environment and the global communities where we live, work and serve;
•reflect our broad and deep commitment to sustainability, including especially our people and environmental responsibility;
•require a focus on performance and the consistent production of quality results;
•reflect our commitment to the safety of our people and products; and
•call upon all employees to raise any questions or issues of concern (including on an anonymous basis).
We report amendments to provisions of our Standards of Business Conduct on our website.

28	Northrop Grumman

Corporate Governance
Role of the Board and Key Areas of Board Oversight
The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors are well informed and exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The role of the Board includes, but is not limited to, the following:

Strategy and Risk	Culture and Human Capital	Governance

Oversee our long-term business strategies, operations and performance
______
Review and approve significant corporate actions
______
Oversee management of each of our major risks and the enterprise risk management processes overall, including management of cyber and other security risks

Ensure a strong culture
______
Oversee human capital strategy
______
Execute robust succession planning, including selecting the Chief Executive Officer, and electing officers of the Company
______
Oversee our diversity, equity and inclusion programs
______
Review and approve executive compensation

Ensure an effective corporate governance practice
______
Oversee our ethics and compliance programs
______
Review and enhance Board performance
______
Elect directors to fill vacant positions between Annual Meetings
______
Oversee our commitment to ESG/sustainability
______
Provide advice to management

2023 Proxy Statement	29

Corporate Governance
Risk Oversight
As noted above, the Board is responsible for overseeing our enterprise risk management activities, with a particular focus on the Company's significant risks set forth in the Company's 10-K and other public filings. For each such risk, the Company has identified a senior executive, responsible for managing the risk and a Board committee (or the full Board), responsible for providing oversight. The Enterprise Risk Management Council (ERMC) helps management to consider and address these risks across the enterprise. The senior executive and other members of management regularly update the responsible committee or the full Board on the nature of the risk and mitigation measures, including their effectiveness. Management and the Board also regularly consider emerging or potentially emerging risks, and steps necessary to address them.
As discussed below, each of our Board committees assists the Board in the role of risk oversight.

BOARD OF DIRECTORS

•The full Board has ultimate responsibility for the oversight of risk, and receives updates from each of the committees, as well as directly from management addressing the range of risks, including those related to financial and other performance, cybersecurity, climate, human capital and culture.
•The Audit and Risk Committee is responsible for assisting the Board in its oversight of enterprise risk management overall.
•Each enterprise risk is assigned to and provided oversight by at least one committee or the full board. The Board reviews and approves all committee charters and the agenda of topics to be covered by the Board each year to help ensure effective oversight.
•The Committee chairs provide updates to the full Board of risk discussions at the Committee meetings.
•Management briefs the full Board directly on select risks, including financial risks, cybersecurity, and risks associated with significant programs, long-term strategy and annual plan, culture and human capital.
•The Board meets regularly with employees across the enterprise at various sites.
•The Board reviews and/or approves annually and quarterly SEC filings, including risk factors, and receives quarterly reports and certifications from senior management.
•The Lead Independent Director helps enable the Board's exercise of governance and oversight responsibilities, including regarding risk matters.
•The Board and its Committees provide oversight of the Company’s risk management processes, including the Enterprise Risk Management Council (ERMC).

AUDIT AND RISK COMMITTEE

•Responsible for assisting the Board in its oversight of enterprise risk management overall; reviews Company process for effective management of enterprise risks and disclosures, including annual briefing by Chief Financial Officer, General Counsel and Corporate Vice President, Global Operations.
•Provides opportunity for regular discussion of new and emerging risks.
•Focuses on risks tied most directly to our financial performance, and those related to natural disasters and security, including cybersecurity.
•Receives multiple regular reports, including, among others,
(1)from the Chief Financial Officer and members of the corporate and sector Finance Department addressing the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks;
(2)from our Controller and Chief Accounting Officer, on our internal controls and SEC filings;
(3)from our Vice President, Internal Audit addressing the internal audits;
(4)from our independent auditors on their review of our internal controls over financial reporting;
(5)from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks;
(6)from our Chief Compliance Officer on the Company’s compliance program overall;
(7)from the Vice President, Global Corporate Responsibility and Chief Diversity Officer on matters communicated through the Company’s OpenLine;
(8)from the Company’s Vice President and Chief Information Security Officer addressing information security and cybersecurity matters, at least four times a year;
(9)from the Company’s Treasurer, addressing the Company’s insurance program, including coverage with respect to property and casualty, information security and cybersecurity;
(10)from the Chief Sustainability Officer, on climate-related risks; and
(11)from the Chief Financial Officer, General Counsel and Corporate Vice President, Global Operations, a review of the Company’s process for effective management of enterprise risks and disclosures.

COMPENSATION COMMITTEE	POLICY COMMITTEE	GOVERNANCE COMMITTEE

•Oversees management of human capital risk, including talent management, diversity, equity and inclusion, and engagement.
•Reviews at least annually a risk assessment of the Company’s compensation programs and, together with its independent compensation consultant, evaluates the mix of at-risk compensation linked to stock appreciation.

•Assists the Board in identifying and evaluating geopolitical risks, including global security, political, budgetary and technological issues and trends that could impact the Company’s business.
•Reviews the Company’s external relations and receives regular reports from the Vice President, Global Corporate Responsibility and Chief Diversity Officer on the Company’s ethics and corporate responsibility programs.
•Reviews and oversees the Company’s commitment to environmental sustainability, climate change, health and safety and human rights, including review of the ESG report.

•Oversees and reviews the Company’s management of its governance-related risks, including risks related to corporate culture.
•Regularly reviews the Company’s policies and practices on issues of corporate governance, and considers issues of succession and composition of the Board, recommending proposed changes to the full Board for approval.
•Oversees the roles and responsibilities of the Committees and Committee assignments.

ENTERPRISE RISK MANAGEMENT COUNCIL (ERMC)

•The ERMC seeks to ensure that the Company has identified significant risks and implemented effective mitigation plans for each risk.
•The ERMC is comprised of all members of the Executive Leadership Team, as well as the Chief Accounting Officer, Chief Compliance Officer, Corporate Secretary, Chief Sustainability Officer, Vice President, Internal Audit and Treasurer.
•The Chief Information Officer and Vice President, Supply Chain also attend each ERMC meeting.
•Meets at least twice each year to oversee, review and ensure effective management of enterprise risks.
•At each meeting, receive updates from management lead, with particular focus on any significant changes in the risk profile or necessary mitigations; discuss changes in the environment and potential new and emerging risks; take actions to address; ensure any material changes to risks are reflected in SEC filings.
•The General Counsel and Chief Financial Officer and Corporate Vice President, Global Operations provide an update at least annually to the Audit and Risk Committee on the deliberations of the ERMC and significant areas of concern.

30	Northrop Grumman

Corporate Governance
Board Leadership Structure
Chair of the Board
Our Bylaws provide that our directors will designate a Chair of the Board from among its members. The Chair presides at all Board and shareholder meetings. The Chair interacts directly with all members of the Board and assists the Board to fulfill its responsibilities, including those related to risk oversight. As the Principles of Corporate Governance provide, the Board believes it is in the best interests of the Company and the shareholders for the Board to have flexibility to determine the best director to serve as Chair of the Board at the time, based on consideration of all relevant factors.
At least once every year, the Board considers who will best serve as Chair and whether that person should be an independent director given the environment and needs of the Company. The Board has concluded that having Ms. Warden, our Chief Executive Officer, serve as Chair is the most appropriate leadership structure for the Company at this time, and best positions the Company to be innovative, compete successfully, present one face to our customers and advance shareholder interests in today’s environment. The Board believes that Ms. Warden’s years of experience and her deep understanding of the Company’s business, day-to-day operations, growth opportunities, challenges and risk management practices gained through various leadership positions enable her to provide strong and effective leadership to the Board and to ensure that the Board is informed of important issues facing the Company. The Board consists entirely of independent directors, other than Ms. Warden, and continues to exercise a strong, independent oversight function, with fully independent Board Committees and a strong Lead Independent Director with clearly articulated responsibilities. The Board will continue to review and discuss the leadership structure of the Board and determine the leadership structure, including the Chair, that best meets the needs of the Company.
Lead Independent Director
If the Chair is not independent, the independent directors will designate annually from among them a Lead Independent Director. In December 2022, the independent directors designated Ms. Kleiner as Lead Independent Director.
Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:
•call, establish the agenda for, and chair all meetings of the Independent Directors, including executive sessions regularly scheduled at each full Board meeting, and special sessions of Independent directors called in case of crisis or matters requiring their separate consideration or decision;
•chair all other meetings of the Board at which the Chair is not present;
•regularly meet with the Chair to provide independent oversight, as well as guidance and requests from Independent Directors; to review the agenda for upcoming Board and committee meetings, and materials provided to Directors; to review the results of recently held Board meetings and to agree to next steps; to advise the Chair on decisions made by the Independent Directors in executive session and ensure implementation; and to consult with the Chair more broadly to help ensure the Board's effective exercise of governance, risk and oversight responsibilities;
•approve the schedule of Board and committee meetings to assure there is significant opportunity for the Board to consider properly all necessary agenda items;
•serve as a liaison between the Chair and the Independent Directors;
•meet with shareholders and other stakeholders as appropriate;
•interview, along with the Chair and the Chair of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board, helping to prioritize the specific skill sets, diversity, experience and values that candidates for consideration should possess;
•coordinate with Chair on the structure of Committee membership and leadership;
•help to enable confidence in the Company's leadership;
•support the chair to facilitate succession planning and management development;
•lead the annual evaluation of the Chair and CEO;
•meet with independent directors to discuss results of director peer evaluations: and
•perform such other duties as may be assigned by the Board.

2023 Proxy Statement	31

Corporate Governance
Our Lead Independent Director plays a critical role in reviewing director feedback received through the annual director evaluation process and providing feedback to each director on their individual performance. Our Lead Independent Director is empowered to and does actively engage with our Chair and Chief Executive Officer to help enable a strong and effective Board of Directors.
Committees of the Board
The Board has four standing committees: the Audit and Risk Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the annual meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees, as of the date of this Proxy Statement, are summarized below, together with a table listing the membership as of December 31, 2022, and Chair of each committee. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s financial and enterprise-related risk activities, including by:
•reviewing and discussing the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q
•reviewing and discussing management’s assessment of, and report on, the effectiveness of the Company's internal control over financial reporting at least annually and independent auditor's related report
•assisting the Board in its oversight of enterprise risk management (including through the different board committees), including reviewing at least annually the overall risk management process at the Company level
•appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor
•reviewing and pre-approving audit and permitted non-audit services and related fees for the independent auditor
•reviewing and discussing with the independent auditor any critical audit matters identified by the independent auditor, the Company’s critical accounting policies, and material written communications with management
•reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters
•reviewing with the Chief Compliance Officer, at least annually, the Company’s compliance program, and implementation of global compliance policies, practices and programs
•reviewing, at least quarterly, matters that are communicated through the Company’s OpenLine reporting system
•providing oversight and reviewing periodically the Company’s management of its financial risks, as well as the Company’s management of its risks related to cybersecurity, insurance, nuclear, natural and environmental (including climate change) matters
•providing oversight of internal controls over publicly reported data in environmental, social and governance (ESG) and in Task Force on Climate-related Financial Disclosures reports, and oversight of audit and assurance processes for ESG reporting
•reviewing any significant issues raised by the internal audit function and, as appropriate, management’s actions for remediation

Audit and Risk Committee
COMMITTEE MEMBERS:
Thomas M. Schoewe* (chair)
Marianne C. Brown
Ann M. Fudge
William H. Hernandez**
Graham N. Robinson***
James S. Turley*
Mark A. Welsh III
Number of meetings in 2022: 8

*  Qualifies as Audit Committee Financial Expert; all members are financially literate. Ms. Kimberly A. Ross, who joined the Board and Audit and Risk Committee in March 2023, also qualifies as an Audit Committee Financial Expert.
** Mr. Hernandez died in January, 2023. Mr. Hernandez was also qualified as an Audit Committee Financial Expert.
*** Mr. Robinson rotated off the Committee in March 2023.

32	Northrop Grumman

Corporate Governance

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s compensation policies and practices, including by:
•overseeing and reviewing at least annually a risk assessment of the Company’s compensation programs, ensuring, among other factors, that compensation appropriately reflects ESG priorities
•approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)
•reviewing incentive and equity compensation plans (including performance metrics under such plans), approving financial and non-financial metrics (incorporating diversity, equity and inclusion (DE&I), environmental and other goals), and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer, whose payments or grants are recommended by the Committee and approved by all the independent directors)
•recommending for approval compensation for the non-employee directors, after consultation with the independent compensation consultant
•overseeing and reviewing the Company’s management of its human capital risk, including talent acquisition and retention
•reviewing and monitoring the Company’s diversity, equity and inclusion programs
•conducting an annual evaluation of the compensation consultant and reporting results of the evaluation to the Board
•producing an annual report on executive compensation for inclusion in the Proxy Statement
•establishing stock ownership guidelines and reviewing ownership levels on an annual basis

Compensation Committee*
COMMITTEE MEMBERS:
David P. Abney (chair)
Donald E. Felsinger
Madeleine A. Kleiner
Karl J. Krapek
Arvind Krishna
Gary Roughead

Number of meetings in 2022: 6

*Graham N. Robinson and Mary A. Winston joined the Compensation Committee in March 2023.

Compensation Committee Interlocks and Insider Participation
During 2022, Ms. Kleiner and Messrs. Abney, Felsinger, Krapek, Krishna, Roughead and Schoewe served as members of the Compensation Committee. During 2022, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related person transaction or raise concerns of a Compensation Committee interlock.

2023 Proxy Statement	33

Corporate Governance

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing the Company’s corporate governance practices, including by:
•overseeing and reviewing the Company’s management of governance-related risks, including the risks related to corporate culture
•assisting the Board in ensuring a comprehensive and effective framework for Board oversight, including of ESG matters
•regularly reviewing the Company’s corporate governance policies and practices, including the Company’s Bylaws and other corporate documents
•regularly reviewing and considering corporate governance developments, emerging trends and best practices and recommending changes to the Board
•reviewing and making recommendations to the Board with respect to the corporate governance section of the proxy statement, including proposed responses to shareholder proposals
•meeting with shareholders and proxy advisory groups, as needed, to discuss issues of corporate governance
•regularly reviewing and making recommendations to the Board regarding the composition and size of the Board and the criteria for Board membership, which should include, among other things, diversity, experience and integrity
•providing effective board succession planning, identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees and, if applicable, meeting with proxy access nominees nominated through the Company’s proxy access bylaw provision
•reviewing and determining whether a director’s service on another board or elsewhere is likely to interfere with the director’s duties and responsibilities as a member of the Board
•developing, recommending to the Board, and overseeing an annual performance evaluation process for the Board, each of its committees and the directors, taking into account other commitments

Governance Committee*
COMMITTEE MEMBERS:
Marianne C. Brown (chair)
David P. Abney
Donald E. Felsinger
Madeleine A. Kleiner
Karl J. Krapek
James S. Turley
Number of meetings in 2022: 6

*Thomas M. Schoewe joined the Governance Committee in March 2023.

34	Northrop Grumman

Corporate Governance

ROLES AND RESPONSIBILITIES
Assist the Board in overseeing policy, government relations and corporate responsibility, including by:
•identifying and evaluating global security, political, budgetary, technological and other issues and trends that could impact the Company’s business activities and performance
•reviewing and providing oversight and recommendations regarding the Company’s environmental policies and programs (including climate change, net-zero, water and waste reduction, and other environmental initiatives and matters), and reviewing with the Company's Chief Sustainability Officer at least annually the status of such programs
•reviewing and providing oversight and recommendations regarding the Company's ESG Report and Task Force on Climate-Related Financial Disclosures reports
•reviewing and providing oversight and recommendations regarding the Company's policies and practices supporting human rights and health and safety, and receiving an update from the Company's General Counsel at least annually on the Company's Human Rights Working Group
•reviewing and providing oversight over the Company’s ethics and corporate social responsibility policies and programs
•reviewing the Company’s public relations strategy
•reviewing and monitoring the Company’s government relations strategy and political action committee policies
•reviewing the Company’s community relations programs and support of charitable organizations

Policy Committee*
COMMITTEE MEMBERS:
Gary Roughead (chair)
Ann M. Fudge
William H. Hernandez**
Arvind Krishna
Graham N. Robinson
Thomas M. Schoewe***
Mark A. Welsh III

Number of meetings in 2022: 4

*Kimberly A. Ross and Mary A. Winston joined the Committee in March 2023.
** Mr. Hernandez died in January, 2023.
***Mr. Schoewe rotated off the Committee in March 2023.

2023 Proxy Statement	35

Corporate Governance
Board Meetings and Executive Sessions
The Board meets no fewer than nine times each year (including via telephonic meetings). Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.
The Board often holds its meetings at Company locations other than our corporate headquarters to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management and employees at various levels.
The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The Lead Independent Director presides over the executive sessions of the independent directors. The Audit and Risk Committee meets in executive session at least four times each year, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session from time to time and regularly receives a report from the Compensation Committee’s independent compensation consultant. The Governance and Policy Committees also meet in executive session as they deem necessary.
Meeting Attendance

98%
AVERAGE ATTENDANCE
In 2022, the Board held nine meetings. Each incumbent director serving in 2022 attended 86% or more of the total number of Board and committee meetings he or she was eligible to attend, other than Mr. Krishna who did not join the Board until November 2022. The average attendance for all Board and committee meetings in 2022 was 98%.

100%
SHAREHOLDER MEETING ATTENDANCE
Board members are expected to attend each annual meeting, except where the failure to attend is due to unavoidable circumstances. All of our then-serving directors attended the 2022 Annual Meeting.

36	Northrop Grumman

Corporate Governance
Director Independence
The Board and the Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board has determined that the director meets the independence requirements under applicable New York Stock Exchange (NYSE) and SEC rules and under our categorical independence standards, which are described in our Principles of Corporate Governance. For a director to be considered independent, the Board must determine that a director has no material relationship with the Company other than as a director.
Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:
•has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization’s annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made “on behalf of” a director;
•has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director’s or the immediate family member’s compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; or
•has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.
Independence Determination
In connection with their annual independence review, the Board and Governance Committee considered certain relationships with organizations to which we have made payments or from which we have received payments in the usual course of our business in 2022. The Board of Directors considered that Ms. Brown, Ms. Fudge, Mr. Krishna, Mr. Robinson, Ms. Ross, Adm.. Roughead, Mr. Schoewe, Mr. Turley, Gen. Welsh and Ms. Winston served as members of the board of directors or trustees and/or employees or executive officers of companies with which we do business or have made payments in the ordinary course.
The Board of Directors considered that Ms. Fudge, Ms. Ross, Adm. Roughead and Mr. Turley served as members of the boards of organizations to which the Company made contributions during 2022 in the usual course of our charitable contributions program, or in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The amounts paid were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.
Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the directors, except Ms. Warden, are independent. The independent directors, including Mr. Felsinger and Mr. Krapek, who are not standing for re-election at the 2023 Annual Meeting, constitute approximately 93% of the members of our Board. The Board also determined that Mr. Hernandez, who served as a director until his death in January 2023, was independent during the time he was a director.

2023 Proxy Statement	37

Corporate Governance
Our Culture
Our strong culture — founded on our values; reflecting our commitment to ethics, integrity, inclusion and respect; and focused on enduring performance, innovation, agility and accountability — enables our success and long-term sustainable growth. Culture is critical to who we are and how we do business. In 2020, we restated the values that guide our Company and provide the foundation for our culture. Our culture is critical to our ability to do business, to attract and retain talent, to perform, to earn trust, to serve our customers and to deliver long-term value for our shareholders. We all have a shared responsibility to maintain and enhance it.
Our culture is reflected in our commitment to corporate responsibility and sustainability. We are proud of our long-standing advancement of diversity, equity and inclusion, our service to our communities and the progress we have driven across the various aspects of sustainability. Corporate responsibility and sustainability are critical to our business and long-term value creation for our shareholders, customers, employees and suppliers, and the communities we serve.
Management establishes and reinforces the Company’s culture, and our Board is actively engaged in providing oversight. The Board is committed to sustaining and enhancing the Company’s strong culture. For example:
•The Company conducts an annual employee engagement survey, which gives our employees the opportunity to provide feedback on our Company culture and the environment that enables their success. This survey is managed by a third-party vendor to encourage candor and solicit feedback on many aspects of engagement, including how our employees perceive Company leadership, and issues of accountability, inclusion and career development. The results of this survey are reported to and discussed with the full Board annually.
•The Board meets regularly with employees at all levels to reaffirm the health of our culture. The Board meets with employees during site visits that are a critical part of Board meetings, and also during “Sector Days,” when our directors visit the operations across four business sectors.
•Members of our Board often share their time by generously participating as speakers in Company leadership programs.
The Board's Committees oversee elements of the Company’s culture associated with their respective area of responsibility.
•The Audit and Risk Committee reviews and discusses the Company’s global compliance programs with our General Counsel and Chief Compliance Officer, including the tone set by leaders throughout the organization, and they meet quarterly with our Vice President, Global Corporate Responsibility and Chief Diversity Officer to receive a report on matters that are communicated through the OpenLine reporting system.
•The Compensation Committee reviews with the Chief Human Resources Officer the Company’s human capital management, monitors policies and practices with respect to diversity, equity and inclusion, and reviews a risk assessment of the Company’s compensation programs.
•The Governance Committee provides the Board oversight of the Company’s corporate culture and governance-related risks.
•The Policy Committee receives at least annually a report from our Vice President, Global Corporate Responsibility and Chief Diversity Officer regarding our ethics and corporate responsibility programs, including our Standards of Business Conduct, and reviews and monitors practices with respect to sustainability and environmental matters, human rights, health and safety, and charitable organizations.
Environmental, Social and Governance
Our strong environmental, social and governance (ESG) programs and practices reflect and enhance our culture. They help us attract and retain the best talent, perform for our customers, serve as responsible corporate citizens in the communities where we live and operate and create long-term value for our stakeholders.
Our annual ESG Report provides our stakeholders with detailed information on various ESG programs, goals and achievements. The ESG Report, our ESG Performance Data Matrix and other ESG-related disclosures, including reporting aligned with the Task Force on Climate-related Financial Disclosures, are available at www.northropgrumman.com/corporate-responsibility/sustainability-reports-and-esg-information/. Our Human Rights Report is available on the Investor Relations section of our website at www.northropgrumman.com.

38	Northrop Grumman

Corporate Governance
Environmental
We are proud of our long-standing commitment to environmental stewardship, and our record of setting and achieving robust goals. As described in our 2022 ESG Report, we announced our next generation of environmental sustainability goals in 2022. These goals focus on the Company's facilities, as well as supply chain partners and customers:
•Net zero greenhouse gas emissions in our operations by 2035.
•Source 50% of total electricity from renewable sources by 2030.
•Strengthen leadership in our operational footprint reduction through setting and achieving pioneering targets in environmental stewardship by 2025, including potable water use and solid waste to landfill.
•In collaboration with key customers, work to develop a pioneering product stewardship program focused on material efficiency, product design and life cycle assessment.
•Update the company’s "Standards of Business Conduct for Suppliers and Other Trading Partners" to include industry-leading sustainability practices by 2023.
•Expand Technology for Conservation initiatives in proximity to Northrop Grumman's U.S. locations by 2030, in collaboration with external partners.
As described in our 2022 ESG Report, our Board of Directors, and its committees, are involved in the oversight of our environmental sustainability strategy, the management of environmental risks, including climate-change, and reviewing environmental policies and goals (including net-zero operations, water and waste reductions and other footprint plans).
Social
People are our most valued resource. We work hard to provide an environment in which our employees can thrive and stay safe. We are proud to have long been, and to be, a leader in advancing diversity, equity and inclusion (DEI). Indeed, we believe that our success depends on our ability to provide an environment in which our employees are not only enabled, but expected to bring their differing perspectives to work, challenging us all to think more broadly and enhancing outcomes. Among many other initiatives, the Company maintains 14 employee resource groups, including over 28,000 diverse colleagues, which meet regularly to identify and address concerns and opportunities. These networks are an industry-leading example of workforce inclusion and contribute to our overarching DEI strategy.
As described in our 2022 ESG Report and our 2022 Human Rights Report, our Board of Directors, and the Compensation Committee in particular, are deeply engaged in our strategy for enhancing DEI, reviewing workforce diversity plans, setting objectives, including non-financial metrics in our compensation programs, and understanding the outcome of our employee engagement surveys.
We are proud that our employees continue to volunteer their time and talents to help those most in need. The Company, our Northrop Grumman Foundation and our employees contributed to global, national and local efforts addressing food insecurity, advancing opportunity for all, increasing student access to technology, and providing disaster relief to help some of our most vulnerable populations. During 2022, our Company and the Company's Foundation contributed a total of approximately $33 million in philanthropic giving.
Governance
We have long enjoyed a robust and progressive governance regime, carefully designed to promote the long-term success of our Company by providing for effective and efficient oversight by a strong board of directors engaged with and informed by our shareholders. We are committed to continuing to maintain these high standards of corporate governance, in service to our shareholders, employees and customers.
Our governance policies include our Principles of Corporate Governance, our corporate Bylaws, Policy and Procedure Regarding Company Transactions with Related Persons and our Standards of Business Conduct, among others. As discussed in our 2022 ESG Report, our exemplary governance practices include:
•A diverse, informed and engaged Board of Directors who are committed to thoughtful debate and collaboration;
•All Board committees are fully comprised of independent members;
•A Lead Independent Director with significant and clearly established responsibilities, who also serves as a resource for our CEO, other directors and our shareholders;
•Deliberate and effective ongoing Board refreshment and succession planning, with mandatory retirement at age 75;

2023 Proxy Statement	39

Corporate Governance
•Multiple and varied opportunities for shareholder engagement, including: right to act by written consent, right to call a special meeting, and right to nominate through proxy access, as well as less formal opportunities to meet with management and directors throughout the year;
•Annual re-assessments of the effectiveness of the full Board, each committee and each director, with a focus on opportunities for further improvement;
•Overboarding policy limiting service on more than three other public company boards;
•Robust recoupment policy for incentive compensation;
•Stock ownership requirements for directors and executive officers; and
•Policy prohibiting hedging, pledging and other related actions related to Company stock.
Oversight
Our Board of Directors provides leadership and oversight with respect to ESG practices, and regularly receives reports from management on these varied issues.
•The Audit and Risk Committee assists the Board of Directors in its oversight of effective internal controls; approves auditors; reviews and approves publicly filed data in annual and quarterly reports and earnings releases.
•The Compensation Committee provides oversight of compensation programs, including approving environmental goals and diversity, equity and inclusion goals; and the Company’s management of its human capital and talent, including the Company’s focus on diversity, equity and inclusion.
•The Governance Committee oversees matters related to corporate governance, the Board (including diversity, equity and inclusion for Board members), shareholder rights, and our corporate culture.
•The Policy Committee provides oversight of the Company’s policies and programs for environmental matters and climate change-related risks (including among other things, Scope 1 and 2 greenhouse gas emissions, and targets for emissions reductions); ethics and standards of business conduct, corporate responsibility, human rights, employee health and safety and corporate citizenship and charitable programs. The Committee receives periodic updates from the Chief Sustainability Officer and Vice President, Global Corporate Responsibility.
The Enterprise Risk Management Council also reviews risks related to sustainability, including risks related to climate change and natural disasters that may affect operations, especially in regions prone to hurricanes, earthquakes, damaging storms and other natural disasters.
Our commitment to strong corporate responsibility and sustainability is demonstrated by the incorporation of non-financial ESG performance metrics into our annual incentive compensation program. See page 63 in the Compensation Discussion and Analysis section. We engage with a variety of stakeholders — including shareholders, employees, customers and community advocates — and regularly obtain feedback on our ESG performance.

40	Northrop Grumman

Corporate Governance
Awards and Recognitions
We are proud that our corporate responsibility and sustainability programs received various notable recognitions in 2022. They include:

HUMAN RIGHTS CAMPAIGN FOUNDATION
BEST PLACES TO WORK for LGBTQ+ Equality 2022
100% CORPORATE EQUALITY INDEX

DiversityInc
2022 TOP 50 COMPANIES FOR DIVERSITY

DEI BEST PLACE TO WORK FOR DISABILITY INCLUSION 2022
100% DISABILITY EQUALITY INDEX

AMERICA'S MOST JUST COMPANIES
CNBC
2022

CAREER COMMUNICATIONS GROUP, INC.
HBCUs TOP SUPPORTERS 2022

Member of
Dow Jones
Sustainability Indices
Powered by the S&P Global CSA

Dow Jones Sustainability North America Index for the seventh consecutive year
_____
an AA rating from MSCI for environmental, social and governance management and performance
_____
achieved a perfect score on the CPA-Zicklin Index of Corporate Political Disclosure and Accountability
_____
named as one of JUST Capital’s 100 Most Just Companies
_____
one of DiversityInc’s Top 50 Companies for Diversity for the 13th year in a row as well as a top company for veterans, employee resource groups, Native American/Pacific Islander executives, people with disabilities, executive diversity councils, Black executives and ESG named as one of the top 10 industry supporters for engineering programs at HBCUs by Career Communications Group, Inc.
_____
received the highest ranking for the eighth year in a row on the Disability Equality Index and named a “Best Place to Work For Disability Inclusion”
_____
achieved a perfect score on the Corporate Equality Index and designated a “Best Place to Work for LGBTQ+ Equality”
_____
named as one of the 2022 Best of the Best Top Supplier Diversity Programs and Top Veteran-Friendly Employers by U.S. Veterans magazine
_____
participated in the CDP Climate Survey for the 11th consecutive year, receiving a B score

Human Rights
Northrop Grumman is committed to maintaining a strong culture with a deep respect for individuals and human rights. The Company has a robust and wide-reaching Human Rights Policy that reflects this commitment. (The Policy is available on the Company’s website at www.northropgrumman.com/corporate-responsibility/northrop-grumman-human-rights-policy/). The Company has also established a Human Rights Working Group to help ensure our human rights program is being implemented effectively and achieving our goals. The Working Group is led by the Company’s General Counsel (or her designee) and includes senior representatives from, among others, the Office of Global Corporate Responsibility, Global Supply Chain, Investor Relations, Treasury, Contracts, Environmental, Health and Safety, Global Business Office, Government Relations, Communications and each of our Sectors. Among other things our Human Rights Policy:
•Makes clear our commitment to people, including our respect for the rights of employees to work in a positive work environment that treats employees with respect and dignity.
•Addresses explicitly the Company’s supply chain, making clear both that we treat our suppliers with respect and dignity, and that we require our suppliers to follow our Standards of Business Conduct for Suppliers and Other Trading Partners
•Addresses various processes the Company follows to consider a wide range of potential risks — including risks to human rights — as it develops products and determines whether to undertake certain business opportunities. In recent years, for example, the Company has exited or begun to exit legacy programs related to cluster munitions, recognition software, and depleted uranium.
The Board of Directors oversees the Company’s commitment to human rights. The Policy Committee has specific responsibility to provide oversight of the Company’s human rights program, including reviewing and making recommendations for enhancements, as appropriate. The Policy Committee receives regular reports from our Vice President, Global Corporate Responsibility and Chief Diversity Officer, and our Corporate Vice President and General Counsel (or her designee), who is chair of the Human Rights Working Group, on how we are implementing our Human Rights Policy and to discuss any areas of concern.

In 2023, we published our Human Rights Report. This report provides a review of our human rights policies and practices and provides insights into our program for our shareholders and other stakeholders. The report is available on the Company's Investor Relations section on our website at www.northropgrumman.com.

2023 Proxy Statement	41

Corporate Governance
Director Orientation and Continuing Education

NEW DIRECTOR ORIENTATION
•All new directors to the Board receive in-person orientation and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. The orientation program is led by members of senior management and covers a review of our strategy and operating plans, financial statements, corporate governance and key policies and practices, as well as the roles and responsibilities of our directors.
•All directors receive regular in-person training regarding our Company policies and procedures, including the Standards of Business Conduct, and broad exposure to our operations and the teams. Members of senior management review with the Board the operating plan for each of our business sectors and the Company as a whole.

CONTINUING DIRECTOR EDUCATION AND SITE VISITS
•Directors attend outside director and other continuing education programs to assist them in staying current on developments in corporate governance, our industry, the global environment and issues critical to the operation of public company boards.
•The Board also conducts periodic site visits to our facilities as part of its regularly scheduled Board meetings, and during “Sector Days,” when our directors visit our business operations to meet with local employees and management. These visits allow directors to interact with a broader group of our executives and employees and gain firsthand insights into our operations.

Board Memberships and External Relationships
Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization or agreeing to other new commitments that could interfere with their duties and responsibilities as a member of the Board, and the General Counsel advises the Chair of the Governance Committee (or the Chair of the Board, if notice is from the Chair of the Governance Committee). A director should not accept the new commitment until advised by the Chair of the Governance Committee (or Chair of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director’s duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if a conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors are required to seek to avoid even an appearance of an improper conflict of interest.
When a director’s principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.

Director Overboarding

The Board regularly reviews the ability of our directors to devote the necessary time and resources to their service on the Board. At least annually, the Board considers the outside time commitments of all directors, including their service on other public company boards and any leadership roles on those boards. Independent directors may not serve on more than three other boards of publicly traded companies in addition to our Board, and a director who is a full-time employee of our Company may not serve on the board of more than one other public company, absent special approval. As discussed above, the Board and its Governance Committee have a robust process for assessing whether a director's service on another board could create conflicts or otherwise potentially interfere with their responsibilities as a Northrop Grumman director, before the director accepts service on such other board.
In 2022, the Board conducted its regular review of directors’ other commitments and determined each director was in compliance with applicable policies.

42	Northrop Grumman

Corporate Governance
Annual Self-Assessment Process
The Board conducts annually thorough self-assessment processes at each of the full Board level, within each committee, and at the individual director level. These processes are intended to ensure and enhance the effective operation of the Board.

BOARD EVALUATION
The self-assessment of the full Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and Chair of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:
•the Board’s effectiveness in evaluating and monitoring the Company’s business plan, long-term strategy and risks;
•whether strategic and critical issues are being addressed by the Board in a timely manner;
•whether the Board’s expectations and concerns are openly communicated to and discussed with the Chief Executive Officer;
•whether there is adequate contact between the Board and members of senior management;
•whether the directors collectively operate effectively as a Board;
•whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company;
•whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings;
•whether the Board has focused adequately on succession planning; and
•whether the Board is adequately responsive to shareholder communication.
Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.

COMMITTEE EVALUATION	Each of the Committees also conducts an annual self-assessment. During an executive session led by the Committee chair, each Committee considers, among other topics: whether the quality of participation and discussion at the Committee meetings is effective in facilitating the Committee’s obligations under its charter; whether the Committee has sufficient opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.

INDIVIDUAL DIRECTOR EVALUATION
Also as part of the annual self-assessment process, each non-employee director completes an individual director evaluation for each of the other non-employee directors. These evaluations address various aspects of how each director contributes to the Board and serves our shareholders. The evaluation process is overseen by an independent third-party who compiles the results and provides them directly to the Chair, the Lead Independent Director and the Chair of the Governance Committee. These assessments include, among other topics, each non-employee director’s:
•understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;
•engagement during meetings and other Board functions;
•analysis of benefits and risks of courses of action considered by the Board; and
•appropriate respect for the views of other Board members.
The Lead Independent Director or the Chair of the Governance Committee meets with each non-employee director individually to discuss the results of his or her assessment, including comments provided by other non-employee directors, and opportunities for growth.

SELF-ASSESSMENT FEEDBACK	The Lead Independent Director or the Chair of the Governance Committee reports generally on the overall results of these discussions to the Board in executive session. These evaluations also assist the Governance Committee with its recommendation for directors to be renominated for election to the Board of Directors.

2023 Proxy Statement	43

Corporate Governance
Succession Planning
The Board believes that providing for strong and effective continuity of leadership is critical to the success of our Company. The Board commits significant resources to ongoing succession planning, with processes in place for the Board:
•to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;
•to work with the Chief Executive Officer to support and ensure the development of potential succession candidates for the Chief Executive Officer and other leadership positions;
•to discuss with the Chief Executive Officer annually an assessment of persons considered potential successors to various senior management positions; and
•robustly to consider, plan for and ensure successful transitions of leadership.
Communications with the Board of Directors
Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.
The Board has met with, and looks forward to the opportunity to meet with, interested shareholders to address concerns and to receive input.
Interested persons may also report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors (including anonymously) by writing to the Chair of the Audit and Risk Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

44	Northrop Grumman

Compensation of Directors
In May 2022, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 18, 2022. The table below lists the annual fees payable to our non-employee directors from January 1, 2022 to May 17, 2022 under the prior fee structure and the annual fees payable under the current fee structure effective since May 18, 2022.

Name	Amount ($) (1/1/22 - 5/17/22)	Amount ($) (5/18/22 - 12/31/22)
Annual Cash Retainer	135,000	140,000
Lead Independent Director Retainer	50,000	50,000
Committee Chair Retainer	25,000	25,000
Audit and Risk Committee Retainer	15,000	15,000
Annual Equity Grant(1)	170,000	175,000
(1)The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors (Director Program) sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Current Non-Employee Director Fees	Current Additional Annual Fees

Retainer fees are paid in arrears on a quarterly basis at the end of each quarter.
To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity grant of $175,000 in the form of deferred stock units (Automatic Stock Units).
The Compensation Committee, with the assistance of its independent compensation consultant, is responsible for reviewing and recommending for Board approval the compensation of the non-employee directors. At the request of the Compensation Committee, the independent compensation consultant prepares annually a comprehensive benchmarking of our non-employee director compensation program against the compensation programs offered by our Target Industry Peer Group (the same peer group against which executive compensation is compared). Consistent with this benchmarking, the overarching approach for non-employee director compensation is to target approximately the 50th percentile of the Target Industry Peer Group and to align our director compensation with our shareholders’ interests.

2023 Proxy Statement	45

Compensation of Directors
The Director Program was amended and restated effective January 1, 2016 (the Amended Director Program). Non-employee directors other than Mr. Robinson and Mr. Krishna received an annual equity grant of Automatic Stock Units on May 19, 2021 which vested on May 19, 2022; and non-employee directors received an annual equity grant of Automatic Stock Units on May 18, 2022 which will vest on May 18, 2023. Mr. Robinson received a pro-rated annual equity grant of Automatic Stock Units upon his election to the Board on August 11, 2021 which vested on May 19, 2022. Mr. Krishna, Ms. Ross and Ms. Winston each received a pro-rated annual equity grant upon their respective elections to the Board in November 2022 and March 2023, respectively, which will vest on May 18, 2023. Under the Amended Director Program, directors may elect to have all or any portion of their Automatic Stock Units paid on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) their separation from service as a member of the Board, or (B) the vesting date. Directors may elect to defer to a later year all or a portion of their remaining cash retainer or committee retainer fees into a stock unit account as Elective Stock Units or in alternative investment options. Elective Stock Units are awarded on a calendar quarterly basis. Directors may elect to have all or a portion of their Elective Stock Units paid on the earlier of (i) the beginning of a specified calendar year or (ii) their separation from service as a member of the Board. Stock units awarded under the Amended Director Program will be paid out in an equivalent number of shares of our common stock. Deferral elections are made prior to the beginning of the year for which the retainer fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.
Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

Stock Ownership Requirements
Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the director’s election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.
Anti-Hedging and Pledging Policy
Company policy prohibits our directors, NEOs, other elected and appointed officers, designated employees who are subject to specific preclearance procedures under the Company’s insider trading policy and any other employees who receive performance-based compensation, from engaging in hedging, pledging or other specified transactions. Specifically, this policy prohibits such persons from: engaging in hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions; entering into margin transactions involving Company stock; pledging Company securities as collateral for loans or other transactions; trading in puts, calls, options, warrants or other similar derivative instruments involving Company securities; or engaging in short sales of Company securities.
None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

46	Northrop Grumman

Compensation of Directors
2022 Director Compensation
The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
David P. Abney	153,525	175,000	17	328,542
Marianne C. Brown	154,713	175,000	13,251	342,964
Donald E. Felsinger	184,838	175,000	50,056	409,894
Ann M. Fudge	153,088	175,000	11,425	339,513
William H. Hernandez	176,463	175,000	13,560	365,023
Madeleine A. Kleiner	164,713	175,000	21,409	361,122
Karl J. Krapek	138,088	175,000	25,872	338,960
Arvind Krishna	17,150	87,500	—	104,650
Graham N. Robinson	153,088	175,000	42	328,130
Kimberly A. Ross (4)	—	—	—	—
Gary Roughead	163,088	175,000	17,182	355,270
Thomas M. Schoewe	158,538	175,000	8,769	342,307
James S. Turley	153,088	175,000	1,836	329,924
Mark A. Welsh III	153,088	175,000	1,140	329,228
Mary A. Winston (5)	—	—	—	—
(1)Amounts reflect the annual cash retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chair retainer. As described above, a director may elect to defer all or a portion of his or her annual cash retainer into a deferred stock unit account or alternative investment options. Amounts deferred as Elective Stock Units or deferred into alternative investment options are reflected in this column.
(2)Amounts represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2022 under the 2011 Plan pursuant to the Amended Director Program. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2022 is provided in the Deferred Stock Units table below.
(3)Amounts reflect (i) the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the “Stock Awards” column, and (ii) matching contributions made through our Matching Gifts Program for Education discussed above as follows: Ms. Brown, $10,000; Ms. Fudge, $10,000; Mr. Hernandez, $10,000; and Mr. Roughead, $10,000.
(4)Ms. Ross was elected to the Board of Directors effective March 15, 2023.
(5)Ms. Winston was elected to the Board of Directors effective March 15, 2023.

2023 Proxy Statement	47

Compensation of Directors
Deferred Stock Units
As of December 31, 2022, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
David P. Abney	389	—	389
Marianne C. Brown	4,920	3,297	8,217
Donald E. Felsinger	23,805	16,448	40,253
Ann M. Fudge	2,802	515	3,317
William H. Hernandez	6,655	—	6,655
Madeleine A. Kleiner	19,104	—	19,104
Karl J. Krapek	17,962	4,458	22,420
Arvind Krishna	175	—	175
Graham N. Robinson	755	—	755
Kimberly A. Ross (1)	—	—	—
Gary Roughead	10,115	—	10,115
Thomas M. Schoewe	11,412	—	11,412
James S. Turley	4,326	—	4,326
Mark A. Welsh III	3,445	—	3,445
Mary A. Winston (2)	—	—	—
(1)Ms. Ross was elected to the Board of Directors effective March 15, 2023.
(2)Ms. Winston was elected to the Board of Directors effective March 15, 2023.

48	Northrop Grumman

Proposal 2: Advisory Vote on Compensation of Named Executive Officers
Consistent with Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on our 2022 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders’ views, the Compensation Committee seriously considers the vote when making future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes on the compensation of our NEOs.
We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders’ interests and with leading industry practice and are governed by a set of strong policies. Examples include:
•Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;
•A recoupment policy applicable to cash and equity incentive compensation payments;
•Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date for equity awards; and
•Prohibitions on hedging or pledging of Company stock.
For a more extensive list of our best practices, refer to page 55 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, the rest of this Proxy Statement and our 2022 Form 10-K, which describes our business and 2022 results in more detail.
Recommendation
The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:
“RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

2023 Proxy Statement	49

Proposal 3: Advisory Vote on Preferred Frequency of Vote on Compensation of Named Executive Officers
We are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the preferred frequency of future advisory votes on the compensation of our named executive officers in accordance with Section 14A of the Exchange Act. Shareholders may indicate whether they would prefer that we conduct future advisory votes on the compensation of our named executive officers every one year, every two years or every three years.
After careful consideration, the Board has concluded that an advisory vote on the compensation of our named executive officers that occurs every year is the most appropriate alternative for the Company and therefore the Board recommends that you vote for every “one year” as the preferred frequency.
An annual advisory vote on the compensation of our named executive officers will allow our shareholders to provide direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation, corporate governance and other matters of importance to the Company. We believe an annual advisory vote on the compensation of our named executive officers will benefit shareholder engagement by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy. We currently provide for an annual advisory vote on the compensation of our named executive officers.
This vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation Committee. Notwithstanding the advisory nature of the vote, the Board values the opinions of shareholders and will review and consider seriously the outcome of this vote in determining how frequently the Company conducts an advisory vote on the compensation of our named executive officers.
Shareholders may cast a vote on the preferred voting frequency by selecting every one year, every two years or every three years or abstaining when voting in response to the resolution set forth below:
“RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every one year, every two years or every three years.”
Vote Required
Approval of this advisory proposal requires that the votes cast for one of the three frequency alternatives exceed the votes cast against that frequency alternative. For this purpose, when considering whether a particular frequency alternative is adopted by shareholders, votes cast for one of the other two frequency alternatives will be deemed votes cast against the frequency alternative under consideration. This means that a particular frequency alternative will be adopted by shareholders only if it receives more affirmative votes than the total affirmative votes of the two other alternatives combined. Abstentions and broker non-votes will not have any effect on this proposal. If the resolution is not adopted by the required vote of the shareholders, the Compensation Committee and the Board will nonetheless consider the votes cast for each frequency alternative presented in determining the frequency for future advisory votes on the compensation of our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EVERY “ONE YEAR” AS THE PREFERRED FREQUENCY FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

50	Northrop Grumman

Executive Compensation
Compensation Discussion & Analysis
2022 Named Executive Officers

Kathy J. Warden Chair, Chief Executive Officer and President	David F. Keffer Corporate Vice President and Chief Financial Officer	Matthew F. Bromberg Corporate Vice President Global Operations

Mark A. Caylor Corporate Vice President and President, Mission Systems	Thomas H. Jones Corporate Vice President and President, Aeronautics Systems

Compensation Philosophy and Objectives
We provide attractive, flexible and market-based total compensation programs tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.
Our goal is to lead our industry in sustainable performance and build on our strong, enduring values. For our performance-based plans, we select metrics that drive shareholder value and benchmark our performance against peers, the market and our long-range strategic plan (LRSP). Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
•Our incentive plans are based on peer performance and benchmarks, the market and our LRSP.
•Above-target incentive payouts are awarded when we outperform our peers, market and LRSP benchmarks.

Leadership Recruitment, Retention and Succession
•Compensation is designed to be competitive with our peers and retain top talent.
•Programs are structured to attract, motivate and reward NEOs for delivering operational and strategic performance over time.

Sustainable Performance
•Our Annual Incentive Plan includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainable performance and shareholder value creation, and we are consistent with our commitment to environmental, social and governance (ESG) responsibilities.

2023 Proxy Statement	51

Executive Compensation

Alignment with Shareholder Interests
•Our compensation structure places an appropriate amount of compensation at risk based on annual and long-term results.
•At-risk compensation is based on financial and non-financial performance measures and relative Total Shareholder Return (rTSR). Payouts under the rTSR portion of the plan are capped at target if the Company's TSR is negative over the three-year performance period.
•A significant portion of compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns.
•Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
•Our compensation programs' provisions and financial objectives are evaluated on an annual basis and modified in accordance with industry and business conditions (e.g., divestitures, unforeseen impacts, etc.).
•Benchmarks are set using a hybrid approach of peer, market and LRSP data.
•We seek to outperform our peers (a group of top global defense companies identified as the Performance Peer Group on page 57).
•We use a Target Industry Peer Group (TIPG) (identified on page 58) for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

In the Compensation Discussion and Analysis (CD&A), we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. We describe the material components of our executive compensation programs for our 2022 Named Executive Officers (NEOs) and explain how and why our Board’s Compensation Committee determined certain compensation policies and decisions.
We refer to certain non-GAAP financial measures, which are identified with asterisks. For more information, including definitions, reconciliations to the most directly comparable GAAP measure and why these measures may be useful to investors, see “Appendix A - Use of Non-GAAP Financial Measures.” The 2022 NEO compensation is in the Summary Compensation Table on page 72 and other compensation tables contained in this Proxy Statement.

52	Northrop Grumman

Executive Compensation
2022 Compensation Elements
Our executive compensation philosophy provides our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term performance and aligned with the interests of our shareholders and our business objectives. The key elements of our compensation programs for our NEOs are summarized below.
In 2022 the Company revised the Annual Incentive Plan (AIP) and Long-Term Incentive Plan (LTIP) Restricted Performance Stock Rights (RPSR) metrics. For AIP, the non-financial metrics were incorporated directly into the AIP goals to reflect our continued focus on ESG and to bring greater alignment for employees, shareholders and other stakeholders. The Company modified the AIP financial metrics to adjust the Cash Flow from Operations metric from a conversion-based to dollar-based metric. This change helps to align both the sector and enterprise cash-generating goals. Additionally, Pension-Adjusted Net Income was removed as a metric. The remaining financial metrics better align with the Company’s sector growth strategy. Weights for non-financial and financial AIP metrics were reallocated based on the above changes, as approved by the Compensation Committee.
For the long-term incentive RPSR metrics, Return on Invested Capital* (ROIC) replaced Operating RONA* to better align with long-term shareholder considerations and to provide a link to value creation relative to our invested capital base.

Compensation Element	CEO	Other NEOs (Average)	Purpose	Key Characteristics
Fixed	9%	18%
Base Salary			Compensate equitably and competitively	•Determined by level of responsibility, competitive market pay assessment and individual performance
Variable	91%	82%
Annual Incentive Plan (AIP)			Motivate and reward achievement of annual business objectives	•Financial Metrics •35% Adjusted Cash Flow from Operations* •35% Adjusted Segment Operating Income* Growth •20% Pension-Adjusted Operating Margin (OM) Rate* •10% Non-financial Metrics
Long-Term Incentive Plan (LTIP) Restricted Stock Rights (RSRs)			Tie our executive officers’ priorities to shareholders' and retain executive talent	•30% of annual LTIP grant •Three-year cliff vesting
LTIP Restricted Performance Stock Rights (RPSRs)			Link the interests of our executive officers to shareholders, motivate and reward achievement of long-term strategic goals and retain executive talent
•70% of annual LTIP grant
•Three-year performance period
•Equally weighted metrics of relative TSR, Adjusted Cumulative Free Cash Flow* (Adjusted Cumulative FCF*) and Return on Invested Capital* (ROIC)

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

2023 Proxy Statement	53

Executive Compensation
2022 Performance Highlights

Strong demand drove backlog of $79B	Sales grew 3% to $36.6B

Diluted EPS of $31.47 Transaction-Adjusted EPS* of $25.54	Delivered strong return to Shareholders of over $2.6B in dividends & share repurchases

Earnings Per Share	3-Year Cumulative Total Shareholder Return

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
Consideration of Say-On-Pay Vote

The Company annually asks shareholders to approve, on an advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to address their questions regarding executive compensation and emphasize our philosophy and competitive pay practices. The Compensation Committee annually reviews and discusses the results of the say-on-pay vote. In 2022, our executive compensation programs continued to receive strong support from shareholders with 97% approval at our 2022 Annual Meeting of Shareholders. Based on its review and feedback from shareholder engagement, the Compensation Committee determined that our programs are effective and aligned with shareholder interests, and no substantive changes were required.
% of votes in favor of Say-on-Pay Proposal in 2022

54	Northrop Grumman

Executive Compensation
Our Compensation Best Practices
Our compensation programs incorporate best practices across all industries, including the following:

What We Do			What We Don’t Do
Pay for Performance	Annual Peer Group Review	Long-Term Incentives Focused on Performance	No Individual Change in Control Agreements

Compensation Elements Benchmarked at Market Median	Above-Target Annual Incentive Payouts When We Outperform Our Peer Benchmarks	Independent Consultant Reports Directly to Compensation Committee	No Employment Contracts for Chief Executive Officer (CEO) or Other NEOs

Recoupment Policy on Cash and Equity Incentive Compensation Payments	Dividends Paid Upon Vesting of Equity Awards	Stock Ownership Guidelines and Stock Holding Requirements	No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

LTIP Double Trigger Provisions for Change in Control	Regular Risk Assessments Performed	Cap on Annual Bonuses and RPSR Payouts	No Hedging or Pledging of Company Stock
How We Make Executive Compensation Decisions
Our Compensation Committee leads a rigorous and continuous process evaluating our thoughtfully designed programs throughout the year to ensure that we maintain executive compensation programs that align with the interests of our shareholders.

Assess	Establish

•Feedback from annual say-on-pay vote from shareholder outreach
•Market data with Independent Compensation Consultant
•Alignment of our financial and non-financial performance metrics with our overall strategy
•Annual independent risk review of compensation structure
•Performance metrics for AIP and RPSRs •Relevant compensation and performance peer groups •Annual salary, target AIP and target LTIP awards

Rigorous Committee Oversight

Approve	Monitor

•AIP and RPSR performance metric results •Final total compensation for NEOs (recommend CEO compensation to independent board members for approval)	•Progress against AIP and RPSR performance metrics •NEO performance •Company policies and practices with respect to human capital risks

2023 Proxy Statement	55

Executive Compensation
Roles and Responsibilities

COMPENSATION COMMITTEE
•Oversees our compensation policies, incentive and equity compensation plans and approves payments or grants under these plans and the compensation for the elected officers, other than the CEO.
•Recommends the base, bonus, and equity compensation for the CEO to the independent directors of the Board for approval.
•Reviews market data and other input from its Independent Compensation Consultant.
•Reviews and approves incentive goals and objectives (CEO goals and objectives are reviewed and approved by the independent directors).
•Evaluates and approves executive benefit and perquisite programs.
•Evaluates the competitiveness of each elected officer’s total compensation package.
•Reviews and monitors the results of the Company’s diversity, equity and inclusion programs.
•Oversees the Company’s management of its human capital risk.
•Conducts an annual evaluation of the Independent Compensation Consultant.
•Evaluates the performance of elected officers against their respective goals and objectives.
•Reviews and discusses with management the CD&A and provides a Compensation Committee Report for inclusion in the proxy statement.

INDEPENDENT DIRECTORS	•Evaluate the performance and determine the compensation of the CEO (upon recommendation of the Compensation Committee).

INDEPENDENT COMPENSATION CONSULTANT (Frederic W. Cook & Co.)
•Reports directly to the Compensation Committee.
•Regularly participates in meetings of the Compensation Committee and communicates with the Compensation Committee Chair between meetings as needed.
•Participates in executive session with the Compensation Committee.
•Provides proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, compensation-related risk management and areas for program design to most appropriately support the Company’s business strategy and organizational values.
•Provides a review of market data and advises the Compensation Committee on the levels and structure of our executive compensation policies and procedures, including compensation matters for NEOs.
•Reviews and advises the Compensation Committee on our total compensation philosophy, peer groups and target competitive positioning.
•Identifies market trends and practices and advises the Compensation Committee on program design implications.
•Serves as a resource to the Compensation Committee Chair on setting agenda items for Compensation Committee meetings and researches special projects.
•Receives compensation only for engagement with the Compensation Committee and does not receive any fees or income from the Company.

MANAGEMENT (CEO with assistance from the Corporate Vice President and Chief Human Resources Officer and other Company employees)
•Makes compensation-related recommendations for elected officers, other than the CEO, to the Compensation Committee for its review and approval.
•Assesses each executive’s performance, skills and industry knowledge, market compensation benchmarks, and succession and retention considerations.
•Provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies, other than with respect to the CEO. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

56	Northrop Grumman

Executive Compensation
Use of Competitive Data
PERFORMANCE PEER GROUP: SET PERFORMANCE TARGETS AND EVALUATE PERFORMANCE
The Compensation Committee uses the Performance Peer Group and LRSP data for the purpose of setting performance targets and evaluating performance of our AIP and LTIP. The LRSP is our five-year strategic operating and financial plan. The Performance Peer Group encompasses the largest global defense companies by government revenues within the aerospace and defense market space. In 2022, the Compensation Committee used the peer group data from The Boeing Company, General Dynamics Corporation, L3Harris Technologies, Inc., Lockheed Martin Corporation and Raytheon Technologies Corporation for the purpose of setting performance targets.
TSR PEER GROUP: 2020-2022 LONG-TERM INCENTIVE AWARDS
Earned awards from the 2020-2022 performance cycle were contingent on our ranking compared to the S&P Industrials and the following TSR peer group:

2020 TSR PEER GROUP
BAE Systems	L3Harris Technologies, Inc.	Raytheon Technologies Corporation(2)
The Boeing Company	Leidos Holdings, Inc.	Thales Group
Booz Allen Hamilton Holding Corporation(1)	Leonardo
General Dynamics Corporation	Lockheed Martin Corporation
(1)For the 2021-2023 performance cycle, Booz Allen Hamilton Holding Corporation was replaced by Huntington Ingalls Industries, Inc.
(2)Raytheon Company merged with United Technologies in 2020, forming Raytheon Technologies Corporation.
TARGET INDUSTRY PEER GROUP: BENCHMARK EXECUTIVE COMPENSATION PRACTICES
The Compensation Committee benchmarks our executive compensation levels and practices against the TIPG of 14 companies, including a subset containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the TIPG used to benchmark compensation for the following year. To identify peer companies for compensation benchmarking purposes, the Independent Compensation Consultant employs an objective criteria-based methodology where:
•the peer company was identified as a peer by at least two aerospace and defense peers or proxy advisory services;
•the peer company participated in the annual Aon executive compensation study; and
•revenues, total employees and market capitalization of the peer company were broadly similar to those of the Company.

2023 Proxy Statement	57

Executive Compensation
While the Compensation Committee reviews the TIPG annually with the Independent Compensation Consultant, our goal is to keep it as consistent as reasonably possible on a year-over-year basis. The companies that comprise the 2022 TIPG are listed in the following table:

2022 TARGET INDUSTRY PEER GROUP
3M Company	Honeywell International, Inc.(1)
The Boeing Company(1)	Johnson Controls International
Caterpillar, Inc.	L3Harris Technologies, Inc.(1)
Deere & Company(2)	Lockheed Martin Corporation(1)
Eaton Corporation	Parker-Hannifin Corporation
Emerson Electric Company	Raytheon Technologies Corporation(1)
General Dynamics Corporation(1)	Textron, Inc.
(1)Included in the subset of six direct peers also used for compensation benchmarking
(2)Deere & Company was added as a peer in 2022 to enhance our compensation peer group. Deere meets all of the Company’s standard selection criteria.
It is the Company’s pay philosophy to provide the CEO a compensation package that includes competitive elements of base salary and target variable pay relative to the TIPG and the direct six peers noted in the table above.
Another element of the Company’s pay philosophy is to tie a significant portion of the CEO’s pay to performance. As a result, the CEO’s actual compensation may differ from the market median based on the Company’s actual performance.
In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee establishes the TIPG median as the benchmark. The Compensation Committee also considers several factors in determining their compensation, including executive compensation levels and practices of the TIPG, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

58	Northrop Grumman

Executive Compensation
Key Components of Our Executive Compensation Programs
Base Salary
The Compensation Committee believes that competitive base salaries are necessary to attract and retain our NEOs. Base salaries are evaluated each year and determined by level of responsibility, competitive market pay assessment and individual performance.

Name	2022 Base Salary	2021 Base Salary	Increase to Base Salary
Kathy J. Warden	$1,650,000	$1,600,000	3%
David F. Keffer	$824,000	$800,000	3%
Matthew F. Bromberg	$680,000	$—	N/A
Mark A. Caylor	$855,000	$855,000	0%
Thomas H. Jones	$765,000	$750,000	2%
Mr. Bromberg was hired as an employee of the Company in 2022 and, therefore, no base salary is reflected for 2021.
Annual Incentive Compensation
Our NEOs are eligible to receive annual cash bonuses under our 2006 Annual Incentive Plan and Incentive Compensation Plan, as amended and restated effective January 1, 2022 (AIP). We use a balance of financial and non-financial performance metrics aligned with our long-term strategy.
TARGET AWARD LEVELS FOR 2022 AIP
The Compensation Committee approves the annual incentive compensation target payout percentage for each NEO, other than the CEO. For the CEO, such percentage is approved by the independent directors of the Board.
The target incentive award (target bonus) represents a percentage of each NEO’s base salary. Following the completion of the fiscal year, the target bonus is used by the Compensation Committee, together with its assessment of Company performance against established performance criteria, to determine the final bonus award amount.
The 2022 target bonus for the CEO is 180% of base salary, which was unchanged from 2021. For each of the other NEOs, the 2022 target bonus is 100% of base salary, unchanged from 2021 with the exception of Mr. Bromberg who was not an active employee in 2021.

Name	Target Bonus (% of Base Salary)
Kathy J. Warden	180%
David F. Keffer	100%
Matthew F. Bromberg	100%
Mark A. Caylor	100%
Thomas H. Jones	100%
Final bonus awards for each NEO were determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the target bonus. The CPF can range from 0% to 200%.

2023 Proxy Statement	59

Executive Compensation
ANNUAL INCENTIVE FORMULA FOR 2022:

	X		=
BASE SALARY		TARGET PAYOUT %		TARGET BONUS

	X		=
TARGET BONUS		COMPANY PERFORMANCE FACTOR		FINAL BONUS AWARD

Annual performance evaluations are conducted by the CEO for each NEO, other than the CEO, and reviewed with the Compensation Committee. The Compensation Committee considers this performance information as well as the comparison to market data.
2022 AIP METRICS
For the 2022 AIP, we used a mix of financial and non-financial metrics to measure our performance. The non-financial metrics were integrated as a core metric with a weight of 10%. Prior to 2022, the non-financial metrics functioned as a downward-only modifier. Our AIP metrics reflect our commitment to investing for and achieving long-term profitable growth, maintaining alignment with shareholders’ interests, and incentivizing top performance against our industry peers.
The 2022 AIP metrics were modified to better align with the company’s sector growth strategy. For more information, see the details in the “2022 Compensation Elements” on page 53. The Compensation Committee decided to incorporate the non-financial metrics directly into the AIP goals, as part of the Company's ongoing business strategy and commitment to our ESG responsibilities.
Financial Metrics (90% Weight)
For 2022, the Compensation Committee selected Adjusted Cash Flow from Operations*and Adjusted Segment Operating Income* Growth, each weighted at 35% and Pension-Adjusted OM Rate* weighted at 20%. The financial metrics are defined as follows:

Financial Metrics	How Calculated	Rationale

ADJUSTED CASH FLOW FROM OPERATIONS* (35%)	Defined as net cash provided by operating activities, adjusted to include proceeds from sale of equipment to a customer (not otherwise included in net cash provided by operating activities) and exclude the after-tax impact of discretionary pension contributions and other adjustments as approved by the Compensation Committee.	Emphasizes the importance of generating cash for strategy execution. The metric enables management to make capital investment decisions that support long-term profitable growth.

ADJUSTED SEGMENT OPERATING INCOME* GROWTH (35%)	Defined as Segment Operating Income* volume, including adjustments approved by the Compensation Committee.	Incentivizes management to focus on profitable growth and enables management to evaluate the financial performance and operational trends of our sectors.

PENSION-ADJUSTED OM RATE* (20%)	Defined as operating income before FAS/CAS operating adjustment and excluding unallocated deferred state tax and other approved adjustments, divided by sales.	Establishes high program performance expectations for the Company and incentivizes sound core operational business strategies.

* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

60	Northrop Grumman

Executive Compensation
Non-Financial Metrics (10% Weight)

In addition to the financial goals, various non-financial goals are used to align our objectives with our stakeholders.
For 2022, we selected the following non-financial metrics:

Non-Financial Metric		How Measured
People		Representation of females and people of color in all management level positions with respect to internal and external benchmarks.
DIVERSITY
Perform at or above the Global High Performance (GHP) Norm, a Willis Towers Watson (WTW) index, with a focus on inclusion and engagement. Results are derived from the annual employee survey with a "percent favorable response" measurement scale.
EMPLOYEE EXPERIENCE

Environment		Reductions in absolute greenhouse gas emissions.
ENVIRONMENTAL SUSTAINABILITY

Customer		Program-specific objectives, including defect rates, process quality, supplier quality, planning quality or other appropriate criteria for program type and phase.
QUALITY
Customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.
CUSTOMER SATISFACTION

Payout Levels
Our AIP provides for payout levels from 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the historical and forecasted performance of our Performance Peer Group, and LRSP data for the Adjusted Cash Flow from Operations*, Adjusted Segment Operating Income* Growth, and Pension-Adjusted OM Rate* metrics. The non-financial metrics’ performance levels are determined by specific goals approved by the Committee. Specific values are identified for each metric at selected points in the range between minimum and maximum and other values are determined by linear interpolation between these points. No payout is made if performance is below the minimum. Above-target payouts can be earned only if the Company’s performance exceeds the performance threshold noted in the table on the following page. The maximum payout of 200% is achieved if the Company’s performance is above the approximate top quartile performance target. This structure aligns above-target payouts with superior performance and provides reduced awards for below-target performance.

2023 Proxy Statement	61

Executive Compensation
2022 AIP PERFORMANCE RESULTS
In determining the CPF, both financial and non-financial performance against goals are assessed. The overall 2022 CPF, based on the financial and non-financial metrics, was determined to be 134%.
As approved by the Compensation Committee, Company performance calculations were adjusted, as applicable, to include proceeds from sale of equipment to a customer, net operating FAS/CAS, mark-to-market (MTM) related deferred state tax expense (benefit), and other adjustments to account for business conditions and certain costs unanticipated at the time of grant setting. The adjustments allowed us to more effectively compare the Company’s financial performance against our peers. Details are outlined in Appendix A - Use of Non-GAAP Financial Measures.
The individual financial and non-financial performance results are noted below.
FINAL 2022 COMPANY AIP RESULTS

	Weight	Weighted Payout
Financial Metrics	90%	117%
Non-Financial Metrics	10%	17%
Company Payout		134%

FINANCIAL METRICS

Metric/Goal	Weighting	Performance to Achieve Target Payout	2022 Performance	2022 Financial Score

Adjusted Cash Flow from Operations*	35%	$3.7B	$3.9B	43%

Adjusted Segment Operating Income* Growth	35%	$4.2B	$4.3B	42%

Pension-Adjusted OM Rate*	20%	10.7%	11.2%	32%
Financial Metric Results				117%
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

62	Northrop Grumman

Executive Compensation
NON-FINANCIAL METRICS
The Company demonstrated strong performance in 2022 overall against the non-financial goals and the Compensation Committee approved a non-financial score of 168%, for a weighted payout of 17% .

Met or exceeded our employee diversity goals in 2022, and since 2010, have made significant progress towards our long-term goals.
DIVERSITY

Exceeded the 2022 target goals against the GHP norm. We achieved the designation of a High Performing Company by WTW, a selective classification for participants.
EMPLOYEE EXPERIENCE

Exceeded the annual target toward reducing greenhouse gas emissions, driving further progress towards our multi-year environmental sustainability goals.
ENVIRONMENTAL SUSTAINABILITY

Met the quality target for the year.
QUALITY

Exceeded the customer satisfaction target for the year.
CUSTOMER SATISFACTION

Non-Financial Metric Results	17%

2023 Proxy Statement	63

Executive Compensation
Compensation Committee Discretion
The Compensation Committee approves bonus amounts for all NEOs except the CEO, whose annual bonus is recommended by the Compensation Committee to the independent members of the Board for approval. The Compensation Committee has discretion to make adjustments to the annual bonus payouts for NEOs, other than the CEO, if it determines such adjustment is warranted due to unforeseen or unusual events. In 2022, the Compensation Committee made no additional adjustments to the recommended CPF or individual AIP participants' awards.
2022 NEO AIP PAYOUTS
In consideration of both the financial and non-financial performance, the 2022 Company Performance Factor (CPF) was determined to be 134%.
In February 2023, the Compensation Committee recommended, and the independent members of the Board approved, a 2022 annual incentive award of $3,979,800 for our CEO, Ms. Warden. Based on the CPF, Ms. Warden recommended, and the Compensation Committee approved, the other NEOs’ annual incentive awards.

Name	AIP Target % of Salary	AIP Payout Range %	Performance Payout	Actual Payout(1)
Kathy J. Warden	180%	0% - 200%	134%	$3,979,800
David F. Keffer	100%	0% - 200%	134%	$1,104,160
Matthew F. Bromberg(2)	100%	0% - 200%	134%	$796,363
Mark A. Caylor	100%	0% - 200%	134%	$1,145,706
Thomas H. Jones	100%	0% - 200%	134%	$1,025,100
(1)Actual bonus payouts for 2022 performance are disclosed in this table and in the Summary Compensation Table.
(2)Mr. Bromberg was appointed Corporate Vice President Global Operations February 16, 2022. His actual payout under the AIP is prorated to reflect days of service.
Long-Term Incentive Compensation
In 2022, the Compensation Committee granted awards in the form of RPSRs and RSRs. The awards were comprised of 70% RPSRs and 30% RSRs. The Compensation Committee determined this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders.

Restricted Performance Stock Rights (RPSRs)
The RPSRs ensure sustainability and achievement of business goals over time. The RPSRs will vest and be distributed following the completion of the three-year performance period (commencing January 1, 2022, and ending December 31, 2024) if goals are met.

Restricted Stock Rights (RSRs) The RSRs provide retentive value and generally vest 100% after three years.
Earned RPSRs and RSRs may be paid in shares, cash or a combination of shares and cash at the Compensation Committee’s discretion. An executive generally must remain employed through the vesting period to earn an award. Vesting for termination due to death, disability, retirement or change in control is discussed in the “Termination Payments and Benefits” section on page 81. Dividend equivalents accrue on both RPSR and RSR awards earned and will be paid upon distribution of the RPSRs and RSRs.
RESTRICTED PERFORMANCE STOCK RIGHTS
The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our business objectives. For the 2022 RPSR grant, the Compensation Committee determined that for the NEOs, performance metrics would be Relative Total Shareholder Return, Adjusted Cumulative FCF* and Return on Invested Capital* (ROIC), each equally weighted at 1/3. The Compensation Committee approved the replacement of the Operating Return on Net Assets* metric with ROIC* to better align with long-term shareholder considerations and to provide a link to value creation relative to our invested capital base. The current metrics and weightings reflect the Company’s continued emphasis on operational performance directly impacted by management decisions and behaviors, while maintaining strong alignment with shareholder interests. Based on the performance against these metrics, shares earned for 2022 RPSR grants can vary from 0% to 200% of the rights awarded.

64	Northrop Grumman

Executive Compensation

Metric	Weighting	Rationale
Relative Total Shareholder Return	1/3	Aligns the interests of executives with shareholders.
Adjusted Cumulative FCF*	1/3	Focuses on cash generation to create shareholder value after investing in the business through capital expenditures.
Return on Invested Capital*	1/3	Focuses on effective and profitable deployment of Invested Capital* resources
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

2022 RPSR Performance Measures

RPSR Metrics	Calculation

Relative Total Shareholder Return	Relative TSR (rTSR) is measured by comparing cumulative stock price appreciation with reinvestment of dividends over the three-year period to the TSR Peer Group (50% of rTSR portion of award) and to the S&P Industrials (50% of rTSR portion of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the three-year returns for each of the 30 calendar days, starting from the grant date, to the last 30 days of the performance period. The maximum rTSR payout is capped at 100% of target shares if the absolute TSR is negative, even if the rTSR would have resulted in a higher score.

Adjusted Cumulative FCF*	Adjusted Cumulative FCF* focuses on cash generation after capital investments and is calculated as the aggregate Transaction-Adjusted Free Cash Flow Before After-Tax Total Pension Funding*, adjusted to exclude total CAS pension recovery over a three year period.

Return on Invested Capital*	Return on Invested Capital* is calculated as the three-year average of Pension-Adjusted Net Operating Profit After-Tax* (Pension-Adjusted NOPAT*) divided by the three-year average of Invested Capital*.
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”

2023 Proxy Statement	65

Executive Compensation
Recently Completed RPSR Performance Period (2020-2022)
In February 2020, when granting RPSRs to NEOs who were elected officers at the time of the grant, the Compensation Committee selected rTSR, Adjusted Cumulative FCF* and Operating Return on Net Assets*, equally weighted at 1/3, as the performance metrics for the awards and established the performance criteria for the awards as set forth in the table below. Based on the performance against these metrics, shares earned for 2020 RPSR grants can vary from 0% to 150% of the rights awarded.

		Performance Required to Score
RPSR Metrics	Weighting	Threshold 0%	Target 100%	Maximum 150%	2022 Score

Relative TSR - 2020 TSR Peer Group	1/3				25%

Relative TSR - S&P Industrials					24%

Adjusted Cumulative FCF*	1/3				42%
Operating Return on Net Assets*	1/3				44%
RPSR Performance Factor**					135%
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
** As approved by the Compensation Committee, Adjusted Cumulative FCF* and Operating Return on Net Assets* for the 2020 RPSR Performance Factor were adjusted, as applicable, for business conditions and certain costs unanticipated at the time of grant setting. Adjustments are comprised of differential impacts related to the IT services divestiture, lower 2022 CAS pension reimbursements, unanticipated capital expenditures on a Space Systems program due to international trade restrictions, landlord-funded leasehold improvements related to a Space Systems development program and assumptions regarding tax legislation related to research and development costs.
In February 2023, the Compensation Committee reviewed performance for the January 1, 2020 to December 31, 2022 RPSR performance period. The combined weighted score for the metrics generated an overall performance score of 135%.
In February 2023, the NEOs received payouts in stock with respect to the outstanding RPSR awards that were granted in February 2020 for the three-year performance period ending December 31, 2022 (as described further in footnote three of the Outstanding Equity Awards Table on page 75).
Other NEO Benefits
This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.
Retirement Benefits
We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. The nonqualified supplemental defined benefit plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.
The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). Additional information about these retirement plans and the NEO

66	Northrop Grumman

Executive Compensation
benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table, on pages 77 and 80, respectively.
Perquisites
Our NEOs are eligible for certain limited executive perquisites that include financial planning and income tax preparation, physical exams and personal liability insurance. The Compensation Committee believes these perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2022 are detailed in the Summary Compensation Table on page 72.
Security Arrangements
Given the nature of our business, we maintain a comprehensive security program. Executive protection, including residential and/or travel, is based on a risk assessment and may change based on the individual’s profile. These security requirements are continuously assessed for each member and provided to the Board for informational purposes generally every three years. In selecting the level and form of protection, we and the Board consider security risks faced by those in our industry in general and security risks specific to our Company and its individuals. Based on security threat information obtained and an ongoing dialogue with law enforcement and security specialists, the Board has required that Ms. Warden and other NEOs receive varying levels of residential and travel protection.
Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we report them as taxable compensation to the individuals if they are not excludable from income as working condition fringe benefits under Section 132 of the Internal Revenue Code.
The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.
We regularly review the nature of the security threat and associated vulnerabilities with law enforcement and security specialists and will continue to adapt our security program as appropriate.
Severance Benefits
We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to Ms. Warden and other NEOs who qualify and are approved to receive such benefits. The purpose of the Severance Plan is to help bridge the gap in an executive’s income and health coverage during a period of unemployment following a qualified termination, and to ensure certain benefits for the Company.
We do not maintain any change in control (CIC) severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.
Upon a “qualifying termination” (defined below) the Company may provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release and agrees to certain restrictions, he or she may receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus for the year of termination, (iii) continued medical and dental coverage for the 18-month severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped for the year of termination and for the year following termination. The annual cap for the CEO is $30,000 and for the rest of the NEOs is $18,500.
A “qualifying termination” includes one of the following:
•involuntary termination, other than for cause or mandatory retirement; or
•election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).

2023 Proxy Statement	67

Executive Compensation
Change in Control Benefits
We do not maintain separate CIC programs or agreements. The only CIC benefits available to the NEOs are those described in the terms and conditions of the grants under the 2011 Long-Term Incentive Stock Plan (2011 Plan).

68	Northrop Grumman

Executive Compensation
Policies and Procedures
Stock Ownership Guidelines
We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that NEOs own Company stock with a value denominated as a multiple of their annual salaries, which can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.
The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary

Chair and Chief Executive Officer

Other NEOs
Shares that satisfy the stock ownership guidelines include:
•Company stock owned outright;
•unvested RSRs; and
•the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.
Unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.
The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2022, all NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2023.
Stock Holding Requirements
We have holding period requirements for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RPSR and RSR distributions. These restrictions generally continue following termination and retirement; however, shares acquired from RPSR distributions more than one year after separation from the Company are not subject to the holding requirement.

SHAREHOLDER ALIGNMENT AND FOCUS ON LONG-TERM, SUSTAINABLE GROWTH
STOCK OWNERSHIP	+	STOCK HOLDING	=

Anti-Hedging and Anti-Pledging Policy
Company policy prohibits our NEOs and other elected officers from hedging or entering into margin transactions involving Company stock, and pledging Company securities as collateral for loans or other transactions. Additional information about our policy can be found in “Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy” on page 46.
Recoupment Policy
The Company’s recoupment policy currently provides that:
•the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

2023 Proxy Statement	69

Executive Compensation
•the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and
•the CEO has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.
The Company’s recoupment policy applies to a three-year look back of performance-based annual or long-term, cash or equity incentive payments. It provides for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements. We will continue to review the policy, and will update as appropriate to comply with applicable legal requirements, including those of the SEC and NYSE.
Risk Management
The Compensation Committee annually reviews our compensation programs and together with the Independent Compensation Consultant assesses potential compensation-related risks to the Company. Based on this assessment for 2022, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation programs. This determination reflects the following conclusions from the detailed risk assessment:
•there is appropriate balance to mitigate compensation-related risk in the executive compensation programs’ designs between fixed and variable pay, cash and stock components, annual and long-term measures, financial and non-financial measures and formulaic and discretionary decisions;
•there are appropriate policies in place to mitigate compensation-related risk, including the Compensation Committee’s and its advisor’s independence, transparent disclosure, officer stock ownership guidelines and holding period requirements, and hedging and recoupment policies; and
•there are no incentive or commission arrangements below the executive level that potentially encourage excessive risk-taking behavior.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company’s "covered employees," defined to include the CEO, CFO, and the next three highest-paid NEOs excluding the CEO and CFO. The limitation also applies to individuals who were covered employees in any year after 2016.

70	Northrop Grumman

Executive Compensation
Compensation Committee Report
The Compensation Committee reviewed and discussed the CD&A with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement. The Board has approved the recommendation.
COMPENSATION COMMITTEE
David P. Abney, Chair
Donald E. Felsinger
Madeleine A. Kleiner
Karl J. Krapek
Arvind Krishna
Gary Roughead

2023 Proxy Statement	71

Compensation Tables
Summary Compensation Table

Name & Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Kathy J. Warden Chair, Chief Executive Officer and President	2022	1,640,388	—	14,250,021	3,979,800	—	801,863	20,672,072
	2021	1,589,439	—	13,500,119	3,744,000	371,464	671,745	19,876,767
	2020	1,536,346	—	13,499,889	3,977,000	1,144,248	649,661	20,807,144
David F. Keffer Corporate Vice President and Chief Financial Officer	2022	819,387	—	3,200,346	1,104,160	—	211,043	5,334,936
	2021	790,392	—	3,000,038	1,040,000	—	195,335	5,025,765
	2020	634,616	—	4,000,102	928,000	—	71,494	5,634,212
Matthew F. Bromberg (6) Corporate Vice President Global Operations	2022	570,154	—	4,499,893	796,363	—	155,927	6,022,337

Mark A. Caylor Corporate Vice President and President, Mission Systems	2022	855,005	—	2,999,816	1,145,706	—	128,645	5,129,172
	2021	855,002	—	3,000,038	1,112,000	206,044	138,474	5,311,558
	2020	855,000	—	3,000,212	1,223,000	870,818	144,715	6,093,745
Thomas H. Jones (7) Corporate Vice President and President, Aeronautics Systems	2022	762,117	—	2,999,816	1,025,100	—	282,197	5,069,230

(1)Includes amounts deferred under qualified savings and nonqualified deferred compensation plans.
(2)Represents the grant date aggregate fair value of RPSRs and RSRs granted during the periods presented. The fair value of awards was computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, excluding any assumed forfeitures. Assumptions used in the calculation of these amounts are disclosed in Note 14 of the Company’s 2022 Form 10-K. The maximum grant date fair values of the 2022 RPSRs are as follows (grants assume a 200% maximum payout):

Name	Maximum Grant Date Fair Value ($)
Ms. Warden	19,949,834
Mr. Keffer	4,480,706
Mr. Bromberg	3,219,148
Mr. Caylor	4,199,782
Mr. Jones	4,199,782
(3)These amounts were paid pursuant to the Company’s AIP and includes amounts deferred under the qualified savings and nonqualified deferred compensation plans.

72	Northrop Grumman

Compensation Tables
(4)These amounts relate solely to the increased present value of the NEO’s pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits Table on page 77). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive.
In 2022, the aggregate change in actuarial present value of pension benefits is a negative amount for Ms. Warden (-$1,080,368) and Mr. Caylor (-$1,008,075), due primarily to increased interest rates. In accordance with SEC rules, the negative amounts are reported as $0 in the above table.
Mr. Keffer, Mr. Jones and Mr. Bromberg were hired after the Company’s defined benefit pension plans were closed to new entrants, and as a result, they do not participate in any defined benefit pension plans.
There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation Table on page 80).
(5)    Amounts include, as applicable, (a) the value of perquisites and personal benefits, (b) basic life insurance premiums, (c) matching contributions through the Northrop Grumman Foundation made to eligible educational institutions and to non-profit organizations under a Company program, and (d) Company contributions to defined contribution and deferred compensation plans. Where the value of the items reported in a particular category for an NEO exceeded $10,000 in 2022 (other than perquisites and personal benefits, which are subject to different thresholds as described below), those items are identified and quantified below.
Perquisites and Personal Benefits – Perquisites and other personal benefits provided to certain NEOs are as follows: security, travel-related perquisites (including use of Company aircraft and ground transportation services for personal travel and incidental expenses for family members if accompanying the NEO while on business travel), financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO’s behalf, executive physicals and other nominal perquisites or personal benefits. We determine the incremental cost for perquisites and personal benefits based on costs or charges incurred by the Company for the benefits.
As discussed in “Key Components of Our Executive Compensation Programs - Security Arrangements,” the Company provides NEOs with certain residential and travel security protection due to the nature of our business and security threat information. The amounts reflected in the “All Other Compensation” column include expenses for certain residential and travel security that we treat as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks associated with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included.
The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2022, except for the following:
i.Ms. Warden: costs attributable to security protection ($327,079), which includes personal travel on Company aircraft consistent with the Company’s security program ($275,342);
ii.Mr. Keffer: costs attributable to security ($1,779), financial planning ($5,000), executive physical benefit ($3,750), long-term disability (LTD) employer contributions ($1,969);
iii.Mr. Bromberg: costs attributable to relocation ($95,314), financial planning ($11,531);
iv.Mr. Caylor: costs attributable to security ($1,680), financial planning ($13,670), executive physical benefit ($3,750), LTD employer contributions ($4,035); and
v.Mr. Jones: costs attributable to security ($20,801), financial planning ($17,120).
Contributions to Plans – In 2022, we made the following Company contributions to the defined contribution and deferred compensation plans:

Name	Company Contributions ($)
Ms. Warden	430,755
Mr. Keffer	185,940
Mr. Bromberg	41,106
Mr. Caylor	90,860
Mr. Jones	225,826
(6)    Mr. Bromberg was appointed Corporate Vice President Global Operations February 16, 2022.
(7) Mr. Jones was appointed Corporate Vice President and President Aeronautics Systems January 1, 2021.

2023 Proxy Statement	73

Compensation Tables
2022 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kathy J. Warden	Incentive Plan		—	2,970,000	5,940,000
	RPSR	2/15/2022				—	25,561	51,122		9,974,917
	RSR	2/15/2022							11,672	4,275,104
David F. Keffer	Incentive Plan		—	824,000	1,648,000
	RPSR	2/15/2022				—	5,741	11,482		2,240,353
	RSR	2/15/2022							2,621	959,993
Matthew F. Bromberg	Incentive Plan		—	594,301	1,188,602
	RPSR	5/4/2022				—	3,366	6,732		1,609,574
	RSR	5/4/2022							1,564	690,147
	RSR (5)	5/4/2022							4,986	2,200,172
Mark A. Caylor	Incentive Plan		—	855,000	1,710,000
	RPSR	2/15/2022				—	5,381	10,762		2,099,891
	RSR	2/15/2022							2,457	899,925
Thomas H. Jones	Incentive Plan		—	765,000	1,530,000
	RPSR	2/15/2022				—	5,381	10,762		2,099,891
	RSR	2/15/2022							2,457	899,925
(1)Represents the potential range of payouts under the Company’s AIP. Actual payouts are shown in the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation” on page 72.
(2)These amounts relate to RPSRs granted in 2022 under the 2011 Plan. For additional details on our RPSRs, refer to “Key Components of Our Executive Compensation Programs - Long-Term Incentive Compensation” on page 64.
(3)These amounts relate to RSRs granted in 2022 under the 2011 Plan. For additional details on our RSRs, refer to “Key Components of Our Executive Compensation Programs - Long-Term Incentive Compensation” on page 64.
(4)The fair value of awards was computed in accordance with FASB ASC Topic 718.
(5)Mr. Bromberg was granted a sign-on RSR award on May 4, 2022. For the grant, 50% of the shares will vest one year from the grant date and the remaining 50% will vest two years from the grant date. Mr. Bromberg must remain employed through the vesting period to earn the award.

74	Northrop Grumman

Compensation Tables
Outstanding Equity Awards at 2022 Fiscal Year End

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested(1) (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)
Kathy J. Warden	2/15/2022	11,672	6,368,360	25,561	13,946,337
	2/16/2021	14,776	8,061,933	32,505	17,735,053
	2/12/2020	11,453	6,248,871	27,037	14,751,658
David F. Keffer	2/15/2022	2,621	1,430,044	5,741	3,132,347
	2/16/2021	3,284	1,791,783	7,223	3,940,941
	5/5/2020	3,847	2,098,962	8,753	4,775,724
Matthew F. Bromberg	5/4/2022	6,550	3,573,746	3,366	1,836,523
Mark A. Caylor	2/15/2022	2,457	1,340,564	5,381	2,935,927
	2/16/2021	3,284	1,791,783	7,223	3,940,941
	2/12/2020	2,545	1,388,577	6,009	3,278,570
Thomas H. Jones	2/15/2022	2,457	1,340,564	5,381	2,935,927
	2/16/2021	3,284	1,791,783	7,223	3,940,941
	2/12/2020	359	195,874	838	457,221
(1)Outstanding RSRs generally vest three years from date of grant.
(2)The value listed is based on the closing price of the Company’s stock of $545.61 on December 30, 2022, the last trading day of the year.
(3)Outstanding RPSRs granted in 2022, 2021 and 2020 vest based on performance for the three-year performance period ending on December 31, 2024, 2023 and 2022 respectively. All RPSR grants are subject to the Compensation Committee’s approval of the performance-based earn-out percentage applicable to the grant following the end of the performance period. Amounts presented assume target level performance. The 2020 RPSRs were distributed in February 2023 upon the Compensation Committee’s approval. The actual number of shares distributed to the NEOs in February 2023 as a result of the vesting was as follows:

Name	Actual Shares Distributed (#)
Ms. Warden	36,500
Mr. Keffer	11,817
Mr. Bromberg	—
Mr. Caylor	8,112
Mr. Jones	1,324

2023 Proxy Statement	75

Compensation Tables
2022 Stock Vested

	Stock Awards(1)(2)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kathy J. Warden	55,185	21,316,414
David F. Keffer	—	—
Matthew F. Bromberg	—	—
Mark A. Caylor	14,856	5,738,611
Thomas H. Jones	1,924	742,549
(1)The number of shares and the amounts reflected in the table are reported on an aggregate basis and do not reflect shares sold or withheld to pay withholding taxes.
(2)Consists of RPSRs and RSRs granted in 2019. The 2019 RPSRs vested based on the three-year performance period which ended on December 31, 2021 and were distributed in February 2022. The 2019 RSRs vested three years from the date of grant and were distributed in February 2022.

76	Northrop Grumman

Compensation Tables
2022 Pension Benefits
The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO’s accumulated benefits as of December 31, 2022, calculated pursuant to SEC specifications for this table. Our policy generally limits an executive’s total benefit under these plans to be no more than 60% of final average pay.

Name(1)	Plan Name	Number of Years Credited Service(2) (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Kathy J. Warden	OSERP II	14.3	2,551,095	—
Mark A. Caylor	S&MS Pension Plan	20.5	670,546	—
	SRIP	20.5	1,866,821	—
	OSERP	12.5	954,287	—
(1)Mr. Keffer, Mr. Bromberg and Mr. Jones were hired after the Company’s defined benefit pension plans were closed to new entrants and as a result, they do not participate in any defined benefit pension plans.
(2)Credited service under OSERP for Mr. Caylor is less than actual service because credited service under this plan stopped as of December 31, 2014. Each NEO’s actual service is as follows: Ms. Warden: 14.3 years and Mr. Caylor: 20.5 years.
(3)Amounts are calculated using the following assumptions:
•the NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;
•the form of payment is a single life annuity; and
•the discount rate is 5.55% for the S&MS Pension Plan and 5.54% for all other plans. The mortality table is the Pri-2012 White Collar mortality table projected generationally with an adjusted version of Scale MP-2021 for all plans.
Pension Plans and Descriptions
Most of the pension plans were closed to new hires in 2008. Prior to that time, the Company consolidated the pension plan provisions from diverse Heritage Formulas to a Cash Balance Formula. Over time, the Company also transitioned officers, including NEOs, from SERPs to a deferred compensation plan, called the Officers Retirement Account Contribution Plan (ORAC). In addition, all final average pay formulas were frozen as of December 31, 2014.
The pension plans in which NEOs participate are listed below in alphabetical order.
•OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.
•OSERP II is the Officers Supplemental Executive Retirement Program II. This plan provides a pension benefit for certain Company officers.
•S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.
•SRIP is the Northrop Grumman Supplementary Retirement Income Plan. This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.
S&MS Pension Plan (Tax Qualified Plan)
The S&MS Pension Plan has a heritage (non-cash balance) pension formula (Heritage Formula). This is described in detail in the Heritage Formula table that follows. Prior to 2005, the Company transitioned the Heritage Formula in this plan to a Cash Balance Formula. The Cash Balance Formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formulas section below). The final benefit from the S&MS Pension Plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.
Mr. Caylor receives a benefit under a Heritage Formula and a Cash Balance Formula in the S&MS Pension Plan.

2023 Proxy Statement	77

Compensation Tables
Heritage Formulas
The following table summarizes the key features of the Heritage Formula applicable to the eligible NEO.

Feature	S&MS Pension Plan
Benefit Formula	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre-January 1, 2005 service
Final Average Pay(1)	Average of the highest five consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus
Normal Retirement	Age 65
Early Retirement	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to age 62
(1)Final Average Pay was frozen for the S&MS Pension Plan as of December 31, 2014.
Cash Balance Formula
The Cash Balance Formula in the S&MS Pension Plan is a hypothetical account balance consisting of pay credits plus interest. It has the following features:
•pay credits are a percentage of pay that vary based on an employee’s "points" (age plus service) and are credited monthly. The percentage applicable to the NEO on December 31, 2022 was 7.5%.
•interest is credited at the 30-year U.S. Treasury bond rate subject to a minimum annual interest rate of 2.25%. The December 31, 2022 interest credit rate was 3.13%.
•eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).
•eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).
SRIP (Nonqualified Restoration Plan)
The SRIP is a nonqualified plan that restores benefits provided for under the S&MS Pension Plan but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in this restoration plan otherwise are generally the same as described above for the underlying tax qualified plan.

78	Northrop Grumman

Compensation Tables
OSERP and OSERP II (Nonqualified Supplemental Executive Retirement Plans)
These plans provide supplemental pension benefits. They were closed to new hires on or before 2009. In addition, final average pay and associated service under these plans were frozen as of December 31, 2014.
The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	OSERP and OSERP II(1)
Benefit Formula	Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45
Final Average Pay	Average of highest three years of Eligible Pay
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65
Early Retirement	Age 55 with 10 years of service
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)
Reductions From Other Plans	Reduced by any other Company pension benefits
(1)Ms. Warden participates in OSERP II, which mirrors the benefits provided under the Cash Balance Formula with a pay-based credit percentage of 6.5% (without regard to limits imposed by the Internal Revenue Code sections 401(a)(17) and 415) and under the OSERP provisions described above.
Information on Executives Eligible for Early Retirement
The following NEO was eligible for early retirement as of December 31, 2022 (timing below excludes delays imposed by Internal Revenue Code section 409A):
•If Mr. Caylor had retired on December 31, 2022, he would have been eligible to receive an estimated total annual pension benefit of $277,528 (commencing January 1, 2023).

2023 Proxy Statement	79

Compensation Tables
2022 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Kathy J. Warden	Savings Excess	457,149	205,531	(850,579)	(4,771)	4,406,752
	ORAC	—	215,377	(189,221)	(5,232)	1,251,777
David F. Keffer	Savings Excess	124,352	93,264	(51,994)		379,563
	ORAC	—	74,376	(10,303)		160,578
Matthew F. Bromberg	Savings Excess	—	11,355		—	11,355
	ORAC		22,806	—	—	22,806
Mark A. Caylor	Savings Excess		—	(41,541)	—	203,656
	ORAC		78,660	(108,282)	(1,953)	653,281
Thomas H. Jones	Savings Excess	114,570	128,891	(76,545)	(2,212)	615,236
	ORAC		69,485	(64,729)	(966)	408,324
(1)NEO contributions in this column are also included in the 2022 Summary Compensation Table on page 72, under the columns entitled “Salary” and “Non-Equity Incentive Plan Compensation.”
(2)Company contributions in this column are included in the 2022 Summary Compensation Table, under the column entitled “All Other Compensation.”
(3)Aggregate earnings in the last fiscal year are not included in the 2022 Summary Compensation Table because they are not above market or preferential.
(4)NEO and Company contributions in this column may include balances for merged plans.
Employee contributions by Ms. Warden and Mr. Keffer for the years ended December 31, 2022, 2021 and 2020, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

Name	Employee Contributions ($)
Ms. Warden	1,340,079
Mr. Keffer	238,633
Mr. Jones	114,570
Mr. Bromberg is a new NEO and had no employee contributions for the year ended December 31, 2022. There were no employee contributions made by Mr. Caylor for the years ended December 31, 2022, 2021 and 2020. Because Mr. Jones was not an NEO for the years ended December 31, 2021 and 2020, employee contribution data for these years is not presented.
Deferred Compensation Plans and Descriptions
The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:
•ORAC is the Northrop Grumman Officers Retirement Account Contribution Plan. This plan allows eligible executives, including NEOs, to receive a Company contribution of 4% of base salary and bonus.
•Savings Excess Plan is the Northrop Grumman Savings Excess Plan. This plan allows eligible employees, including the NEOs, to (i) defer up to 50% of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 7% of pay and (ii) receive Retirement Account Contributions (RAC) and Non-elective Contributions (NEC) beyond the compensation limits in the qualified plan.

80	Northrop Grumman

Compensation Tables
Termination Payments and Benefits
The following table summarizes certain payments and benefits the NEOs may receive upon termination, subject to the referenced plans and terms and conditions of the awards.

	Voluntary Termination(3)	Involuntary Termination Not For Cause(3)	Post-CIC Involuntary or Good Reason Termination	Death or Disability(3)
RSRs(1)
Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions.
		Unvested RSRs are forfeited, except in the case of early retirement where the RSRs are prorated and mandatory retirement (age 65) where they will fully vest. Retention awards do not include retirement provisions.	For certain change in control events as set forth in the 2011 Plan (CIC), unvested RSRs will vest and payment is accelerated, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax.	Unvested RSRs will fully vest and payment is accelerated.
RPSRs(1)(2)	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest.	Unvested RPSRs are forfeited except in the case of early retirement where the RPSRs are prorated and mandatory retirement (age 65) where they fully vest.	For a CIC, unvested RPSRs will fully vest and payment is accelerated based on a truncated performance period, only in the event of a double trigger (CIC and termination other than for cause within the specified period), or if the acquiring company fails to assume the awards; subject to certain limitations to the extent such accelerated payments would otherwise trigger an excise tax.	Unvested RPSRs are prorated and payment, at target, is accelerated.
Cash Severance	No payment.	Lump sum equal to 1.5x base salary and bonus target and a prorated performance bonus for the year of termination.	No payment.	No payment.
Medical/Dental Continuation	No payment.	Continued medical and dental coverage for the 18-month severance period.	No payment.	No payment.
Financial Planning/Income Tax	No payment.	Reimbursement of fees for the year of termination and the following year.	No payment.	No payment.
Outplacement Services	No payment.	Expenses up to 15% of base salary.	No payment.	No payment.
(1)Terms of equity awards granted to the NEOs under the 2011 Plan.
(2)Subject to the Compensation Committee’s approval of the earn-out percentage based on the RPSR performance metrics.
(3)Any retirement treatment requires employment for at least six months following the grant date with respect to RSRs and at least six months of the performance period with respect to RPSRs.

2023 Proxy Statement	81

Compensation Tables
The Potential Termination Payments Table provides estimated payments and benefits that the Company would have provided to each NEO if his or her employment had terminated on December 31, 2022 for the reasons set forth in the table below. The Company stock price is assumed to be $ 545.61, the closing market price on December 30, 2022, the last trading day of the year. These payments and benefits are payable based on:
•the Severance Plan; and
•the 2011 Plan and the terms and conditions of equity awards made pursuant to the plan.
Due to the many factors that affect the nature and amount of any benefits provided upon termination events, actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price, the NEO’s age and the terms and circumstances of the event. The amounts described below are in addition to an NEO’s benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables on pages 77 and 80, respectively, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

82	Northrop Grumman

Compensation Tables
Termination Payment Table
Potential Termination Payments

Name	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause(1) ($)	Post-CIC Involuntary or Good Reason Termination(2) ($)	Death or Disability ($)
Kathy J. Warden	RSRs (3)	—	—	20,679,164	20,679,164
	RPSRs (3)	—	—	31,681,390	16,467,601
	Severance Benefits (4)
	Cash Severance	—	6,930,000	—	—
	Medical/Dental Continuation	—	17,303	—	—
	Financial Planning/Income Tax	—	30,000	—	—
	Outplacement Services	—	247,500	—	—
David F. Keffer	RSRs (3)	—	—	5,320,789	5,320,789
	RPSRs (3)	—	—	7,073,288	3,669,773
	Severance Benefits (4)
	Cash Severance	—	2,472,000	—	—
	Medical/Dental Continuation	—	17,303	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	123,600	—	—
Matthew F. Bromberg	RSRs (3)	—	—	3,573,746	3,573,746
	RPSRs (3)	—	—	1,836,523	611,083
	Severance Benefits (4)
	Cash Severance	—	2,040,000	—	—
	Medical/Dental Continuation	—	17,303	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	102,000	—	—
Mark A. Caylor	RSRs (3)	2,842,628	2,842,628	4,520,924	4,520,924
	RPSRs (3)	3,604,845	3,604,845	6,876,868	3,604,845
	Severance Benefits (4)
	Cash Severance	—	2,565,000	—	—
	Medical/Dental Continuation	—	5,848	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	128,250	—	—
Thomas H. Jones	RSRs (3)	1,696,301	1,696,301	3,328,221	3,328,221
	RPSRs (3)	3,604,845	3,604,845	6,876,868	3,604,845
	Severance Benefits (4)
	Cash Severance	—	2,295,000	—	—
	Medical/Dental Continuation	—	34,660	—	—
	Financial Planning/Income Tax	—	18,500	—	—
	Outplacement Services	—	114,750	—	—

2023 Proxy Statement	83

Compensation Tables
(1)Similar treatment provided for certain “good reason” terminations, as described in “Key Components of Our Executive Compensation Programs - Severance Benefits” found on page 67; however, there would be no termination payment in the event of an involuntary termination for cause.
(2)The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.
(3)Long-term Incentive awards result in a benefit under Voluntary Termination and Involuntary Termination Not for Cause only if eligible for retirement treatment under the terms and conditions of the grants.
(4)Represents the following benefits under the Severance Plan, assuming a termination date of December 31, 2022: (i) cash severance equivalent to one and a half times the sum of the annual base salary and target annual bonus, (ii) continued medical/dental coverage for the severance period, (iii) financial planning/income tax preparation fees for the year following termination and (iv) outplacement services up to 15% of salary.

84	Northrop Grumman

2022 CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our CEO, Ms. Warden, as of our fiscal year end December 31, 2022. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In accordance with SEC rules, we used the same median employee in 2022 who we identified in the prior year's proxy statement. There were no changes to our global employee population or our compensation plans that would result in a significant change to our pay ratio.
We calculated the median employee’s annual total compensation in the same manner as the CEO’s annual total compensation is calculated in the Summary Compensation Table on page 72. The median employee’s annual total compensation was $141,843, which includes other forms of compensation such as financial and wellness benefits. The CEO’s annual total compensation was $20,672,072. Based on this information, for 2022 the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 146:1.

2023 Proxy Statement	85

Pay Versus Performance
Pay Versus Performance Table
The following table provides three years of the Company’s compensation and performance history prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act/Securities Exchange Act of 1934, as amended (the “Exchange Act”) and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance. For information on how our Compensation Committee aligns pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 51.
Based on the data shown in the table there is general alignment between the "compensation actually paid" (CAP), as defined by the SEC, and the included metrics. While the CAP calculation includes important compensation elements, it does not reflect the executives' "earned" compensation. The Company believes that realized pay is a more accurate estimation of the compensation the executives received each fiscal year. The realized pay table on page 90 provides an overview of historical base salary, Annual Incentive Plan (AIP) payouts and vested Long-Term Incentive (LTI) awards with respect to the fiscal year for which they were earned.

Year(1)	Summary Compensation Table (SCT) Total for Principal Executive Officer (PEO) ($)	CAP to PEO(2)(3) ($)	Avg SCT Total for non-PEO NEOs ($)	Avg CAP to non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income ($)	CSM: Adjusted Cash Flow from Operations*(6) ($)
					TSR(4)	Peer Group TSR(4)(5)
2022	20,672,072	54,746,734	5,388,919	11,074,607	166.57	106.08	4,896,000,000	3,913,000,000
2021	19,876,767	38,893,119	5,274,973	9,100,357	116.47	91.84	7,005,000,000	4,475,000,000
2020(7)	20,807,144	14,601,902	5,526,430	2,671,853	90.08	82.41	3,189,000,000	5,135,000,000
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
(1) Ms. Warden is included as the Principal Executive Officer (PEO), CEO, for years 2022, 2021 and 2020. Messrs. Keffer, Bromberg, Caylor and Jones are included in the non-PEO NEO averages for 2022. Messrs. Keffer, Caylor, Larson and Ms. Petryszyn are included in the non-PEO NEO averages for 2021. Messrs. Keffer, Caylor, Larson, Pamiljans and Bedingfield are included in the non-PEO NEO averages for 2020.
(2) The CAP calculations for the PEO and non-PEO NEOs are included in the table below, as defined by the SEC. The non-PEO NEOs reflect an average for each year.
CAP Calculation =
Summary Compensation Table
- Annual stock award
- Change in pension value (a)
+ Pension service cost
± Fair value of current year equity awards, annual change in fair value as of year-end for unvested awards, fair value as of vesting of awards granted and vested in year, annual change in value as of vesting of prior year's awards, annual change in value of prior year's awards forfeited and value of dividends or other earnings paid on stock

Year	CAP Calculation (per SEC)
	PEO
	SCT Total	Annual Stock Award	Change in Pension Value	Pension Service Cost	Prior Pension Service Cost	Equity Value	Total
2022 ($M)	20.7	(14.3)	—	0.52	—	47.8	54.7
2021 ($M)	19.9	(13.5)	(0.40)	0.51	—	32.4	38.9
2020 ($M)	20.8	(13.5)	(1.14)	0.42	—	8.0	14.6

86	Northrop Grumman

Pay Versus Performance

Year	CAP Calculation (per SEC)
	Non-PEO NEOs (Avg)
	SCT Total	Annual Stock Award	Change in Pension Value	Pension Service Cost	Prior Pension Service Cost	Equity Value	Total
2022 ($M)	5.4	(3.4)	—	0.05	—	9.1	11.1
2021 ($M)	5.3	(3.1)	(0.09)	0.06	—	7.0	9.1
2020 ($M)	5.5	(2.8)	(0.41)	0.09	—	0.3	2.7
a.The change in pension value amounts relate solely to the increased present value of the NEO’s pension plan benefits using mandatory SEC assumptions, see additional information in the Summary Compensation Table on page 72.
(3) Key components that factor into the amount reported as CAP (in accordance with the SEC definition) are the Company’s year-end stock value and equity awards. Executives receive the value of their equity grants only upon vesting. The value reflected for unvested grants, as calculated in CAP, does not reflect value actually received or realized by the executives during the covered year. The equity component of CAP for fiscal years 2022, 2021 and 2020 are further detailed in the table below. The equity values were calculated in accordance with the SEC methodology for determining CAP for each year shown.
The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Equity Valuation
	PEO
	Fair Value of Current Year Equity Awards as of Year-End	Annual Change in Fair Value as of Year-End for Unvested Awards	Fair Value as of Vesting of Awards Granted and Vested in Year	Annual Change in Value as of Vesting of Prior Year's Awards	Annual Change in Value of Prior Year's Awards Forfeited	Value of Dividends or Other Earnings Paid on Stock	Total Equity Value Included in CAP
2022 ($M)	25.5	13.2	—	8.2	—	0.9	47.8
2021 ($M)	22.5	4.7	—	4.4	—	0.8	32.4
2020 ($M)	11.6	(3.1)	—	(0.9)	—	0.4	8.0

Year	Equity Valuation
	Non-PEO NEOs (Avg)
	Fair Value of Current Year Equity Awards as of Year-End	Annual Change in Fair Value as of Year-End for Unvested Awards	Fair Value as of Vesting of Awards Granted and Vested in Year	Annual Change in Value as of Vesting of Prior Year's Awards	Annual Change in Value of Prior Year's Awards Forfeited	Value of Dividends or Other Earnings Paid on Stock	Total Equity Value Included in CAP
2022 ($M)	5.6	2.2	—	1.2	—	0.1	9.1
2021 ($M)	5.0	1.0	0.2	0.7	—	0.1	7.0
2020 ($M)	2.4	(0.5)	—	(0.1)	(1.6)	0.1	0.3
In 2022 and 2021, the fair value of the grants awarded in the respective years increased at the end of the year due to the growth in stock price, which is a key driver of the amount of, and change in, CAP year-over-year. The grant date aggregate fair value of the grants awarded in 2020 was higher compared to the fair value at the end of the year due to the decrease in stock price.
The Company’s relative TSR and operational metrics score determine the number of performance shares that vest for each three-year cycle, ranging from 0% to 200% for the 2022 and 2021 RPSR grants, and 0% to 150% for the RPSR grants awarded in 2020, 2019 and 2018. The executive RPSR performance scores were 135%, 122% and 105%, in 2022, 2021, and 2020, respectively, which contributed to an increase in CAP year-over-year, along with the increase in stock price.
Mr. Bedingfield terminated his employment in 2020 and was not retirement eligible. He forfeited nearly $8M in equity value. The average non-PEO NEO CAP in 2020 was greatly impacted by the forfeited awards. Additional details included in footnote seven.
(4) TSR has been calculated in the same manner as under S-K 402(v)(2)(iv).
(5) Standard & Poor’s (S&P) Aerospace and Defense (A&D) Index as disclosed in the Company’s Annual Report on Form 10-K, filed on January 26, 2023.
(6) Adjusted Cash Flow from Operations*, as defined on page 60, is the Company Selected Measure (CSM), linking performance for the most recently completed fiscal year to CAP for the PEO and non-PEO NEOs. The selected measure focuses on cash generation for strategy execution and enables management to make capital investment decisions that support long-term profitable growth. For more information, including how the measure is calculated, see “Appendix A - Use of Non-GAAP Financial Measures” on page 115.
(7) Mr. Bedingfield was the Corporate Vice President and Chief Financial Officer in 2019. He stepped down from his position effective February 17, 2020 and left the Company February 21, 2020. On February 6, 2020 the Company filed a Form 8-K which included, as an exhibit, the Separation Agreement with Mr. Bedingfield. A significant portion of Mr. Bedingfield's LTI awards were forfeited upon termination, amounting in a loss of about $8M. With Mr. Bedingfield excluded, the average CAP for non-PEO NEOs is $4.5M.

2023 Proxy Statement	87

Pay Versus Performance
Tabular List of Performance Measures
In 2022, the greatest impact on the compensation of our PEO and non-PEO NEOs was from the Company's LTI plan, particularly our performance against the metrics for our RPSRs, which comprise 70% of the LTI award and approximately half of the total direct compensation for our PEO and non-PEO NEOs. The RPSR metrics reflect the Company’s continued emphasis on operational performance directly impacted by management decisions and behaviors, and are set to motivate and reward the PEO and non-PEO NEOs to achieve our long-term objectives. The metrics reinforce the link between the Company's interests and the interests of our shareholders. For more detail, see the “Key Components of Our Executive Compensation Programs” section. These performance measures align to the Company’s “Compensation Philosophy and Objectives” as defined in the Compensation Discussion & Analysis, on page 51.
In addition, absolute TSR, which reflects our Company's stock value, is another important measure because it has a significant impact on our executives' required CAP calculation. It is important to note, if absolute TSR is negative, the relative TSR (rTSR) RPSR metric is capped at 100%. Lastly, Adjusted Cash Flow from Operations*, the CSM, focuses on generating cash for strategy execution and enables leaders to make capital investment decisions that support long-term growth. The metric is an important driver for assessing the Company's AIP performance.
These key financial performance measures are as follows:

Performance Measures	Type
Adjusted Cumulative FCF*	RPSR Metric
Relative TSR	RPSR Metric
Return on Invested Capital* (ROIC)	RPSR Metric
Absolute TSR	Value of LTI
Adjusted Cash Flow from Operations*	CSM/AIP Metric
* This metric is a non-GAAP financial measure. For more information, see “Appendix A - Use of Non-GAAP Financial Measures.”
Relationship Between CAP and Financial Performance Measures
As shown in the chart below, the Company’s three-year cumulative TSR outperformed the companies included in the S&P A&D Index. In alignment with our performance over this period, CAP as defined by the SEC and reflected in the table above, incrementally increased year-over-year. The PEO and other non-PEO NEOs’ CAP amounts are aligned with the Company’s TSR. This is due primarily to the Company’s use of equity incentives, which are tied directly to stock price in addition to the Company’s financial performance.

CAP vs. Cumulative TSR Performance
$175
$150
$125
$100
$75
TSR Performance ($)
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
CAP ($M)
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
TSR
Peer TSR

88	Northrop Grumman

Pay Versus Performance
Adjusted Cash Flow from Operations* was selected as the CSM to focus on an annual metric, per SEC guidance. This metric emphasizes the importance of generating cash for strategy execution and enables management to make capital investment decisions, which were impacted in 2022 and 2021 by changes in tax law and pension reimbursements. Since it has a stronger focus on our annual performance rather than long-term performance, the impact of Adjusted Cash Flow from Operations* on CAP is moderate compared to the LTI plan metrics.
While the Company is required to include net income as a metric in the Pay Versus Performance table, we do not believe the metric is an appropriate selection for analyzing CAP, as defined by the SEC. Net income is not used to measure compensation due to the non-operational impacts of the annual mark-to-market pension and OPB adjustments, which include actuarial gains and losses that can vary significantly from year to year.
Supplemental Disclosure
RELATIONSHIP BETWEEN CAP AND RELATIVE TSR
The RPSR equity awards account for a significant portion of CAP and our executives’ total compensation. As noted above, rTSR is identified as a key performance measure.
Relative TSR accounts for 1/3 of the RPSR performance metrics, as defined on page 65. The rTSR metric provides the most direct line of sight to shareholder value creation, while aligning with long-term shareholder considerations. Relative TSR reflects shareholder value created from strategic business decisions that are assessed through financial metrics like Adjusted Cumulative FCF* and ROIC. The chart below depicts the alignment between CAP and the three-year average for rTSR.

CAP vs. Relative TSR
150%
125%
100%
75%
50%
TSR Performance (%)
$60
$45
$30
$15
$0
CAP ($M)
2020
2021
2022
PEO CAP
Avg. Non-PEO NEO CAP
Relative TSR

2023 Proxy Statement	89

Pay Versus Performance
TARGET COMPENSATION AND REALIZED PAY
The PEO and non-PEO NEOs' target compensation and realized pay reflect an accurate depiction of earned compensation. We provide an attractive, flexible, and market-based total compensation program tied to performance and aligned with the interests of our shareholders. A significant portion of executive compensation is delivered in equity, the vesting and value of which provides alignment with shareholder returns. The following charts show the target compensation mix for our PEO and non-PEO NEOs.
In addition, realized pay more accurately represents earned compensation, inclusive of paid base salary, annual bonus payouts and the value of RPSRs and RSRs that vested during the fiscal year. While CAP includes unvested awards that are assessed based on the year-end fair market value, they do not account for the Company's performance results; they merely reflect the estimated value. When the awards vest, we are better able to determine the impact of our performance measures.
The PEO and non-PEO NEOs' earned compensation is dependent on the performance results and specific circumstances. As noted above in footnote three of the Pay Versus Performance table, the Company's RPSR grant's metric performance increased year-over-year with results of 135%, 122% and 105% in 2022, 2021, and 2020, respectively. Included in the realized pay table below, the PEO's compensation incrementally increased over time, influenced by the Company's performance. While the non-PEO NEOs' average compensation factored in metric performance, there were specific nuances that impacted the earned compensation, such as timing of onboarding new executives, prorated compensation for days of service, and the vesting schedule for a merger-related grant.
While CAP reflects one way to assess earned compensation, we believe the elements included in the realized pay calculation represents the PEO and non-PEO NEOs' pay received.
The table below captures realized pay versus CAP for each year shown.

Year	Realized Pay for PEO ($M)(1)	CAP to PEO ($M)	Avg Realized Pay for non-PEO NEOs ($M)(1)(2)	Avg CAP to non-PEO NEOs ($M)
2022(3)	26.9	54.7	3.4	11.1
2021	15.4	38.9	3.8	9.1
2020(4)	11.8	14.6	5.2	2.7
(1) Includes vested RPSR and RSR values as reported in the PEO and non-PEO NEOs' W-2 tax statements for each respective year.
(2) Mr. Keffer had no equity vestings in 2022, 2021 and 2020.
(3) Mr. Bromberg had a prorated salary and bonus payout for days worked and no equity vestings in 2022.
(4) Messrs. Keffer and Bedingfield had prorated salaries for days worked in 2020. In addition, Mr. Keffer received a prorated bonus payout.

90	Northrop Grumman

Equity Compensation Plan Information
We currently maintain two equity compensation plans: the 2011 Plan and the 1993 Stock Plan for Non-Employee Directors, as amended (1993 Directors Plan). Each of these plans has been approved by our shareholders.
The following table sets forth the number of shares of our common stock to be issued upon payout of outstanding awards and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2022.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards(1) (#)	Weighted-average exercise price of outstanding options(2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)(3) (#)
Equity compensation plans approved by shareholders	1,255,100	N/A	4,629,635
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	1,255,100	N/A	4,629,635	(4)
(1)This number includes 560,858 shares that were subject to outstanding stock awards granted under the 2011 Plan, 222,773 awards earned at year end but pending distribution subject to final performance adjustments, 130,583 shares subject to outstanding stock units credited under the 2011 Plan and 1993 Directors Plan, and additional performance shares of 340,886, which reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.
(2)There were no options outstanding as of December 31, 2022.
(3)Of the aggregate number of shares that remained available for future issuance, 4,629,635 were available under the 2011 Plan as of December 31, 2022. No new awards may be granted under the 1993 Directors Plan.
(4)After giving effect to our February 2023 awards, the number of shares of common stock remaining available for future issuance would be 4,282,860 (assuming maximum payout of such awards).

2023 Proxy Statement	91

Proposal 4: Ratification of Appointment of Independent Auditor
The Audit and Risk Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit and Risk Committee’s appointment of Deloitte as our independent auditor for 2023. Deloitte served as our independent auditor for 2022, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit and Risk Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit and Risk Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit and Risk Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance. The Audit and Risk Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit and Risk Committee and its Chair oversee the rotation of Deloitte’s lead audit partner and are involved in the selection and approval of the lead audit partner. The lead audit partner rotates every five years in accordance with regulatory requirements.
Although ratification is not required by our Bylaws or otherwise, the Audit and Risk Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit and Risk Committee will consider this in its selection of auditor for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

Audit Fees and All Other Fees
The following table summarizes aggregate fees incurred for professional audit services for the audit of the Company’s consolidated financial statement audits for the years ended December 31, 2022 and 2021, and fees billed for other services in fiscal years 2022 and 2021, in each case by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates:

	2022	2021
Audit Fees(1)	$20,067,000	$19,564,000
Audit-Related Fees(2)	—	—
Tax-Related Fees(3)	382,000	235,000
All Other Fees	—	—
Total Fees	$20,449,000	$19,799,000
(1)Audit fees for 2022 and 2021 reflect fees of $18,085,000 and $17,535,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2022 and 2021 also include $1,908,000 and $1,935,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2022 relate to audits of the Company’s foreign entities for the fiscal year ended 2021. The remaining 2022 audit fees primarily relate to audit services associated with the Company’s Form S-4 filing in connection with the registration of certain notes with the SEC in April 2022. The remaining 2021 audit fees primarily relate to audit services associated with the Company's Form 8-K filing in connection with its debt exchange in September 2021.

92	Northrop Grumman

Proposal 4: Ratification of Appointment of Independent Auditor
(2)Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no additional audit-related fees in 2022 or 2021. Audit-related fees exclude fees that totaled $1,419,000 and $1,431,000 for 2022 and 2021, respectively, related to benefit plan audits, which are paid for by the plans.
(3)Tax-related fees during 2022 and 2021 reflect fees of $382,000 and $235,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.
Policy on Audit and Risk Committee Pre-Approval of Audit and Permissible Non-Audit Services
It is the Audit and Risk Committee’s policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor’s independence. Pre-approval may be given at any time. The Audit and Risk Committee has delegated pre-approval authority for any individual project up to $1 million to the Chair of the Audit and Risk Committee.
The decisions of the Chair to pre-approve a permitted service are reported to the Audit and Risk Committee at its next meeting. The independent auditor is required to periodically report to the full Audit and Risk Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.
The Audit and Risk Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates during 2022 and 2021, in each case before being engaged to provide those services.
Audit and Risk Committee Report
The Audit and Risk Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company’s accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit and Risk Committee’s written charter describes the Audit and Risk Committee’s responsibilities and has been approved by the Board of Directors.
Management is responsible for preparing the Company’s financial statements and for the financial reporting process, including evaluating the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.
Deloitte & Touche LLP (Deloitte), the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company’s internal control over financial reporting.
In connection with the preparation of the Company’s financial statements as of and for the year ended December 31, 2022, the Audit and Risk Committee reviewed and discussed the audited financial statements with the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Deloitte. The Audit and Risk Committee also discussed with Deloitte the communications required under applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the financial statements. Additionally, the Audit and Risk Committee discussed with the Company’s internal auditors the results of their audits completed during 2022.
The Audit and Risk Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with Deloitte that firm’s independence from the Company.

2023 Proxy Statement	93

Proposal 4: Ratification of Appointment of Independent Auditor
Based on the Audit and Risk Committee’s review and discussions described in this report, the Audit and Risk Committee recommended to the Board of Directors and the Board of Directors approved that the audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit and Risk Committee also reappointed Deloitte to serve as the Company’s independent auditor for 2023, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.

AUDIT AND RISK COMMITTEE
Thomas M. Schoewe, Chair
Marianne C. Brown
Ann M. Fudge
Graham N. Robinson
James S. Turley
Mark A. Welsh III

94	Northrop Grumman

Proposal 5: Reduce the Threshold Required to Call a Special Meeting of Shareholders
In March 2023, the Board approved amendments to our Amended and Restated Certificate of Incorporation (Certificate of Incorporation) reducing the ownership threshold required to call a special meeting from 25% to 15%. We are asking shareholders to approve this amendment, which will be reflected in a Second Amended and Restated Certificate of Incorporation, as set forth in the form attached as Exhibit A to this Proxy Statement.
Reducing the Threshold Is Consistent with the Company’s Long-standing Approach to Progressive and Effective Corporate Governance
The Board is committed to ensuring that shareholders are afforded meaningful, well-balanced rights. Guided by this principle, in 2010, the Board recommended, and shareholders overwhelmingly approved, the current special meeting provisions which provide shareholders holding 25% or more of the Company’s outstanding shares of common stock the right to call a special meeting. The Board noted at that time that the special meeting framework should be balanced and ensure effective rights and protections for all shareholders, consistent with shareholder input and evolving best practices in corporate governance.
After careful deliberation, including extensive and specific engagement with our shareholders, a review of recent industry trends and evolving best practices, consideration of the distribution of our ownership holdings, and the valuable input of our shareholders at and after the 2022 Annual Meeting, the Board determined that it is in the best interest of the Company and our shareholders at this time to reduce the ownership threshold required to call a special meeting from 25% to 15%. The Board believes that a 15% threshold is progressive (near the leading edge of recent trends), and continues to strike a reasonable balance, providing a meaningfully enhanced shareholder right while also mitigating the risk that a small minority of shareholders, potentially with narrow, short-term interests, use a special meeting counter-productively to pursue matters that are of no interest to, or opposed by, most shareholders. The Board believes that a 15% threshold is one with which the majority of our shareholders are comfortable. After the annual meeting last year, senior levels of management (including the Chief Executive Officer, the General Counsel and the Vice President, Investor Relations) engaged with a very significant percentage of our stockholders to understand better their perspectives. Not surprisingly, they expressed varying views, with initial preferences for thresholds ranging from 10% to 25% or higher. The majority also shared with management that they would be comfortable with and could support a management proposal for a 15% threshold. The Company believes this proposal is in, and reflects, the best interests of our shareholders.
Our shareholders continue to have the right to propose business for consideration at our annual meeting of shareholders. Special meetings are needed, if at all, only to consider extraordinary time-sensitive events that are of interest to a broad base of our shareholders. And, of course, our shareholders continue to have the full range of alternatives for engaging with Directors and senior management, and otherwise seeking to influence or participating in the progress of the Company.
The Board believes that the Company’s existing robust and forward-leaning governance policies and practices -- which are designed to help ensure our Company and Board act to advance the long-term interests of our shareholders, are accountable and responsive to shareholder input, and reflect evolving best practices -- are enhanced further by reducing the threshold required to call a special meeting to 15%.
Process for Approval of Proposed Amendments
The Board approved the amendments to our Amended and Restated Certificate of Incorporation shown on Exhibit A and declared them to be advisable and in the best interest of our shareholders. The Board also considered a corresponding amendment to our Amended and Restated Bylaws that will become effective if and when the amendment to the Certificate of Incorporation becomes effective. The proposed amendment to the Amended and Restated Bylaws recommended by the Board is attached as Exhibit B to this Proxy Statement.
If shareholders approve this proposal at the Annual Meeting, we intend to file a Second Amended and Restated Certificate of Incorporation that reflects the amendment shown on Exhibit A with the Secretary of State of the State of Delaware. The Second Amended and Restated Certificate of Incorporation will be effective upon filing. Shareholder approval of the proposed amendment shown on Exhibit A also will be deemed to constitute the approval of the filing of the Second Amended and Restated Certificate of Incorporation containing the amendment.

2023 Proxy Statement	95

Our Amended and Restated Bylaws may be amended by the Board or by action of shareholders holding a majority of the outstanding shares entitled to vote. We expect our Board to approve the amendment to our Amended and Restated Bylaws shown on Exhibit B at its meeting to be held following the Annual Meeting. The amendment to the Amended and Restated Bylaws will be effective upon effectiveness of the amendments to the Certificate of Incorporation. Shareholder approval of the Bylaw amendment is not required and is not being sought. The descriptions of the amendments to our Certificate of Incorporation and Amended and Restated Bylaws set forth in this Proxy Statement are qualified in their entirety by reference to the actual provisions set forth in Exhibits A and B, respectively. We urge you to read these Exhibits carefully.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding shares of common stock is required to approve this proposal. Abstentions and broker non-votes will have the same effect as votes "against" this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

96	Northrop Grumman

Proposal 6: Shareholder Proposal
The School Sisters of Notre Dame Cooperative Investment Fund, 3030 Park Avenue, Bridgeport, CT 06604, a beneficial owner of 25 shares of common stock of the Company, has stated their intent to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.
Proposal 6: Shareholder Proposal to Annually Conduct an Evaluation and Issue a Report Describing the Alignment of the Company’s Political Activities with Its Human Rights Policy
Resolved: Shareholders request the Board of Directors annually conduct an evaluation and issue a Public report, at reasonable cost and omitting proprietary information, describing the alignment of Its political activities (including direct and indirect lobbying and political and electioneering expenditures) with its Human Rights Policy. The report should:
•list and explain instances of misalignment, and state whether and how the identified incongruencies have or will be addressed.
Whereas: Northrop Grumman (Northrop), in its Human Rights Policy, states its “deep respect for Individuals and human rights” and recognizes the UN Guiding Principles on Business and Human Rights as important guidance for companies to meet their human rights responsibilities. However, Northrop’s political activities suggest it actively lobbies, makes political contributions, and Otherwise pushes for government sales of its defense products and services to customers linked to Irremediable human rights impacts, especially in conflict-affected and high-risk areas. Shareholders lack sufficient disclosure to analyze whether there is alignment with the Company’s Stated policies.
Northrop has high-risk business activities in the areas of controversial arm trade, military training, nuclear weapons, and border militarization.1 Investors lack assurance Northrop’s lobbying activities are not encouraging weak regulation of its sales and products that present significant human rights risks. For example, the Air Force awarded Northrop a $13.3 billion nuclear missile contract in 2020.2 Nuclear weapons are illegal under international law due to their indiscriminate and disproportionate impacts on civilians.3 Before the contract was approved, Northrop lobbied against an amendment which would have required the Pentagon explore alternatives to these missiles.4
Research organizations have recorded defense manufacturers exerting “deep influence through Money in politics.”5 In 2022, Northrop has spent $8,690,000 on federal lobbying, much of which Focused on defense appropriations, export control reform, and foreign military sales.6 Investors lack disclosure on these lobbying activities, particularly how they align with the Company’s Human Rights Policy.7 Additionally, Northrop’s significant contributions to think tanks, such as the Center for a New American Security, lack transparency.8
Although Northrop commits to declining business opportunities with clients, “regardless whether it Is legally permissible,” if human rights risks are “unacceptable,”9 its political activities appear misaligned with its human rights commitments. For example, in 2020, a notable lobbyist allegedly lobbied for Northrop while simultaneously contacting congressional and State Department officials on behalf of the United Arab Emirates (UAE) regarding arms sales for use in Yemen.10 Northrop has long-standing arms and services dealings with the UAE and Saudi Arabia, who have repeatedly targeted civilians as part of their military operations in Yemen, and are complicit in a wide range of gross human rights violations.11
Shareholders have an interest in ensuring Northrop’s political activities are aligned with its stated human rights commitments. Establishing clear policies and reporting on misalignment can help mitigate material risks that harm shareholders value.
_______________________________
1 https://investigation.afsc.org/company/northrop-grumman
2 https://news.northropgrumman.com/news/releases/northrop-grumman-awarded-contract-to-replace-aging-icbm-system#:text=8%2C%202020%20%E2%80%93%20Northrop%20Grumman%20Corporation.Ground%20Bsed%20Strategic%20Deterrent%20(GBSD)
3 https://treaties.un.org/doc/Treaties/2017/07/20170707%2003-42%20PM/Ch_XXVI_9.pdf

2023 Proxy Statement	97

Proposal 6: Shareholder Proposal
4 https://www.armscontrol.org/act/2021-05/features/inside-icbm-lobby-special-internests-national-interest
5 https://www.opensecrets-org/news/reports/capitalizing-on-conflicts/yemen-case-study
6 https://www.opensecrets.org/federal-lobbying/clients/summary?id=D000000170; https://Ida.senate.gov/filings/public/filing/30333b3ct-512f-4685-99f0-6c54491a91ec/print/; https://Ida.senate.gov/filings/public/filing/5063e089-a33a-4222-ac79-6910bd78179a/print/; https://Ida.senate.gov/filings/public/filing/f251516-09e0-42b5-bd04-5c64dca3746f/print/
7 https://www.opensecrets.org/orgs/northrop-grumman/congressional-committees?id=D000000170
8 https://3ba8a190-62da-4c98-86d2-893079d87083.usrfiles.com/ugd/3ba8a1_c7e3bfc77723d4021b54cbc145ae3f5eb.pdf
9 https://www.northropgrumman.com/corporate-responsibility/northrop-grumman-human-rights-policy/
10 https://www.opensecrets.org/news/reports/capitalizing-on-conflict/yemen-case-study
11 https://www.aljazeera.com/news/2022/2/7/yemen-intensifying-war-worsens-worlds-worst-civilian-crisis; https://www.amnesty.org/en/documents/pol10/4870/2022/en/

98	Northrop Grumman

Proposal 6: Shareholder Proposal
Board of Directors’ Statement in Opposition to Proposal 6
The Board of Directors has carefully considered Proposal 6 and, for the reasons summarized below, unanimously recommends a vote against Proposal 6. The Board has determined that the action requested by the shareholder proposal is neither necessary nor in the best interests of Northrop Grumman or our shareholders.
Introduction
Proponents are asking the Board annually to “conduct an evaluation and issue a Public report describing the alignment of Its political activities … with its Human Rights Policy,” and, in particular, listing “instances of misalignment.”
Proponents seem to suggest that the Company’s political activities are not aligned with, and in support of the Company’s values and objectives, and that the best way to correct this is for our shareholders to seek an annual report to “list and explain instances of misalignment, and state whether and how the identified incongruencies have or will be addressed.” The Board believes there is no such “misalignment” to evaluate and report.
•Northrop Grumman is deeply committed to advancing human rights and to transparency, including as it relates to both human rights and our political activities more broadly.
•Northrop Grumman conducts its political activities in a manner fully consistent with all of our values (including our commitment to human rights), and all applicable laws, to support long-term, sustainable growth and, more broadly, the objectives of our company and our shareholders. The Company discloses details of these activities on our website and in our public filings.
•Northrop Grumman does not believe the action recommended by the proponents will in any other way enhance the company’s ability to advance human rights or improve the quality or success of the Company’s political activities and overall objectives.
As discussed further below, the Company is and has long been committed to advancing human rights and has a robust policy that addresses multiple ways in which the Company thinks about and pursues this objective. The Company is also committed to engaging constructively in political dialogues. The Company conducts political activities to support its long-term, sustainable growth and other objectives of our Company and shareholder. The Company does so in a manner that is consistent with all of our values, including those reflected in our Human Rights Policy.
In support of their proposal, proponents cite what we assume is the Company’s award of the GBSD (Ground Based Strategic Deterrent) contract. They seem to take issue with fact that the Company has won several large contracts to support the nuclear triad. We believe those programs are important to our country’s national security, providing a deterrent to would-be aggressors. We believe also that these awards help to enable the continued success of our Company to the benefit of our shareholders. We do not believe they are misaligned with our commitment to human rights; to the contrary, we believe they are an important deterrent to those who may seek to deny human rights.
We are deeply committed to advancing human rights and have a robust Human Rights Policy in support of this commitment.
The Company’s commitment to human rights starts with the Company’s culture and core values, which form the basis for everything we do. (See Company Values on the inside front cover of this Proxy Statement). As our first value provides: We do the right thing. Our Human Rights Policy builds on this foundation and details various elements of our approach to protecting and advancing human rights, including:
•Our People: We treat employees, suppliers, partners, customers and competitors with dignity and respect, protecting and progressing their human rights. We respect and embrace differences and believe that differing viewpoints enable us to think more broadly and allow us collectively to better serve our customers and communities.
•Our Supply Chain: We are committed to high standards of ethical and business conduct as it relates to the procurement of goods and services. We treat our suppliers with respect and integrity. And we require our suppliers to conduct themselves similarly, in a manner consistent with our values and our Standards of Business Conduct for Suppliers and Other Trading Partners.
•Our Programs and Products: We are committed to high standards of ethical and business conduct as it relates to the development of our products, and to how and where we provide goods and services. We consider potential risks, including risks to human rights at different stages through the life cycle of a product. We are mindful of potential unintended uses of our products. We have robust processes to help ensure the Company does not do business in countries, or sell products to customers that are not properly approved by the government and consistent with U.S. law and our values.

2023 Proxy Statement	99

Proposal 6: Shareholder Proposal
•Our Communities: We invest in our communities, including providing funding and support to a wide range of for a wide range of local, national and international causes across the globe.
•The Environment: We conduct our operations in an environmentally responsible manner, in compliance with all applicable legal requirements and Company-imposed objectives. We establish various specific environmental goals, monitor and report on our progress against them. We are committed to sustainability.
•Our Commitment to Integrity: We are committed to acting with integrity, which lies at the core of our culture.
We are committed to high standards of ethical and business conduct, consistent with our values, including with respect to human rights, in our provision of goods and services to our customers. Our broad portfolio is aligned to support national security priorities in furtherance of the long-term success of our Company to the benefit of our shareholders. We regularly evaluate our portfolio and, from time to time, we may determine that certain opportunities present undo risks to the Company or others, including risks related to human rights concerns, and elect to exit or not pursue certain business in light of such risks. For example, last year, we announced that we made the decision to transition out of our prime role in depleted uranium ammunition.
We conduct political activities in accordance with all applicable laws, our values (including relating to human rights) and our high standards of ethics and integrity.
We engage in the democratic process in various ways at the federal, state and local levels, and express views on certain issues of public policy that impact our Company. As noted above, we undertake political activities consistent with all applicable laws, our values and our standards of ethics and integrity both 1) directly, from Company funds, and 2) by our employees, through their contributions to our voluntary, nonpartisan employee political action committee, the Employees of Northrop Grumman Political Action Committee (ENGPAC).
We do not make contributions from Company funds to candidates for state, local or federal office or to political parties and we prohibit the use of Company funds to advocate for or against the election of a specific candidate, including through the payment of dues, donations, or other contributions to trade associations or other outside groups. ENGPAC contributions from employees are made to support state and federal candidates who help shape policies that impact our work and who share our goals for a strong national defense and human advancement, aligning with our Company’s business objectives and values.
We also are involved in trade, industry and civic associations that generally promote and support our corporate interests as well as provide technical, business, professional or other expertise. Some of these organizations utilize a portion of membership dues for non-deductible purposes, such as lobbying. When these groups and associations engage in political activity or advocacy, however, they do not necessarily represent the positions of the Company or other individual members. Similarly, when we engage individuals at professional firms to provide services for us, such as legal services or lobbying, we do not believe that it is practical or advisable for us to attempt to monitor and determine all of the other clients for whom individuals at those firms have been, are or will be providing services.
We are committed to transparency into our political activities, including those of ENGPAC, and fully comply with all public disclosure requirements. Specifically:
•We provide information and insight into our political activities on our website and we update this information, including as a result of prior shareholder engagement.
•We file quarterly activity reports in compliance with the Lobbying Disclosure Act and Honest Leadership and Open Government Act. These reports, which are filed with the Clerk of the U.S. House of Representatives and the Secretary of the U.S. Senate, are posted on the House and Senate websites and are accessible to the public. Consultants who lobby on behalf of the Company are required to adhere to these disclosure requirements as well.
•Contributions made by Northrop Grumman employees through ENGPAC are fully and publicly disclosed both through public filings and on our website. We also disclose on our website trade associations to which the Company paid $25,000 or more in annual dues, including the portion of such dues that we understand are used for non-deductible purposes.
We do not believe the action recommended by the proponents will enhance the Company’s ability to advance human rights or improve the Company’s political activities.
As discussed above, we conduct our political activities consistent and in alignment with our values and our commitment to human rights, supporting the Company and our shareholders. And we continue to support broad transparency into the Company’s human rights program and political expenditures and contributions, and, as noted above, provide detailed information into these expenses. Indeed, we are proud to have been recognized by the Center for Political Accountability (CPA) and the Zicklin Center for Business Ethics Research for our transparency, policies and strong disclosure practices related to political expenditures. The Zicklin Index measures electoral spending transparency among the largest corporations in the U.S. We were one of 17 companies to receive a 100% score in the CPA-Zicklin Index in 2022 and have received a 100% score for the last four years, recognizing our longstanding commitment to transparency.

100	Northrop Grumman

Proposal 6: Shareholder Proposal
However, we do not believe it is necessary, practical or constructive to attempt to report specifically on any instances in which the proponents might conclude that a political activity, such as lobbying in support of GBSD or the nuclear triad, is somehow misaligned with their perspective on our Human Rights Policy. We do not believe there would be any instances of misalignment to report, or that such a report would enhance our Human Rights Policy or the effectiveness of the Company’s political activities.
*        *        *        *
The Board does not believe the shareholder proposal is in the best interest of the Company or its shareholders, and unanimously recommends a vote against the proposal.
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 6.

2023 Proxy Statement	101

Proposal 7: Shareholder Proposal
Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 100 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that he intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the shareholder proposal for the reasons stated below.
Proposal 7: Shareholder Proposal to Provide for an Independent Board Chair
Proposal 7 – Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.
It is a best practice to adopt this policy soon. However, this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
A Lead Director is no substitute for an independent Board Chairman. According to the 2022 Northrop Grumman annual meeting proxy the NOC Lead Director has limited vague duties and lacks in having exclusive powers.
•advise the Chair on and approve meeting agendas and information sent to the Board
(A vague task that can potentially be accomplished in the hour before a meeting. No categories of advice specified.)
•advise the Chair on and approve the schedule of Board meetings, assuring there is enough time.
(A task focused on scheduling and timing.)
•provide the Chair with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members
(A vague task that can potentially be accomplished in the hour before a meeting. No categories of input specified.)
•interview, along with the Chair and the Chair of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board.
(The Governance Committee may do most of the work.)
•call meetings of the independent directors.
(A task that other directors can also do.)
Perhaps there should be a rule against a person who has been a CEO and a Chairman at the same time being named as lead director. Northrop Grumman lead director Mr. Donald Felsinger had years in the dual jobs of CEO and Chairman.
Past and present holders of both jobs at the same time would seem to have a special affinity for each other. Affinity is inconsistent with the oversight role of a lead director.
There is no statement that the lead director has a key role for the strategic direction of the company. There is no example of a lead director prevailing when there is a disagreement between the Chairman/CEO and the lead director.
Please vote yes:
Independent Board Chairman — Proposal 7

102	Northrop Grumman

Proposal 7: Shareholder Proposal
Board of Directors’ Statement in Opposition to Proposal 7
The Board of Directors continues to oppose this proposal, which would deprive the Board of critical flexibility to determine the most effective leadership structure to serve the interests of the Company and its shareholders at any given time, considering the full breadth of circumstances. The Board believes the Company and its shareholders are best served when the Board retains the opportunity to utilize its experience, knowledge and judgment, informed by ongoing input from our shareholders, to determine which director is best suited to serve as Chair and as Lead Independent Director in light of the facts and circumstances at the time, allowing the Board to determine what is in the best interest of our shareholders and to operate efficiently and effectively to protect and enhance long-term success and shareholder value.
Under our Bylaws and Principles of Corporate Governance, the Board has the authority to determine whether the positions of Chair and Chief Executive Officer should be held by the same or different persons. The Board has the flexibility to consider what is best for the Company and its shareholders, in light of all facts and circumstances known to the Board at the time. The Board considers a wide range of factors when determining the most effective leadership structure for the Board. These factors include:
•the role of the Board and the responsibilities of the Lead Independent Director and the Chair;
•the experience and capabilities of the directors and the management team;
•the strategic and other challenges and opportunities facing the Company, both at the time and in the near future;
•the evolving environment in which we operate and the requirements on management and the Board;
•the security, geopolitical and macroeconomic environments;
•relationships with our largest customers, appropriators and regulators;
•the confidence shareholders have in the Company's leadership;
•the importance of presenting one leadership voice to our customers in the U.S. and globally; and
•the importance of promoting a clear, unified strategic vision for the Company, assuring that strategies adopted by the Board are well-positioned for execution by management.
The Board has exercised this authority both to nominate independent Chairs and to nominate the CEO as chair, depending on the circumstances and the needs of the Company. For example, like many companies, the Board has previously and effectively used this flexibility to facilitate leadership transitions, enabling a prior CEO or other experienced director to serve as Chair while a new CEO gets acclimated. The Board did this most recently with the CEO transitions both to and from Mr. Wesley G. Bush. The Board selected a director who was not a CEO to serve as chair for periods in both 2010 and 2019.
The Board evaluates the leadership structure at least annually. In December 2022, the Board concluded that the Company would be best served by having Ms. Warden, our Chief Executive Officer, continue to serve as Chair and Ms. Kleiner assume the role of Lead independent Director. The Board believes this is the most appropriate leadership structure for the Company at this time. It reflects what the Board understands to be both shareholder and customer confidence, and it positions the Company to succeed in today’s rapidly changing environment – with innovation, digital transformation, financial acumen, a global strategy, and a focus on performance, people, technology, culture and long-term value creation for our shareholders. The Board believes that Ms. Warden’s deep understanding of the Company (including its risks and opportunities, and our customers), coupled with her broad experience with industry and matters of corporate governance (gained through leadership roles with other companies and organizations), enables her to provide strong and effective Board leadership.
Further, to help ensure an effective Board of Directors exercising independent judgment and providing meaningful oversight to advance the interests of our shareholders, all of our directors (except the CEO) are independent, and all of the committees are fully independent. As noted above, when the Chair is not independent, the Company’s Bylaws and Principles of Corporate Governance also specifically provide for the independent directors of the Board to designate a Lead Independent Director from among them. Effective December 2022, Ms. Kleiner assumed this role, succeeding Mr. Felsinger. Ms. Kleiner is intimately familiar with the Company, the oversight role of the Board, and issues of corporate governance and risk management. She has been elected as a Director since 2008, with strong shareholder support. She has served on the Audit & Risk Committee and the Compensation Committee. She served as Chair of the Governance Committee from 2015 to 2022. During her tenure as a director, Ms. Kleiner has engaged with investors and demonstrated strong leadership skills, independent thinking and a deep understanding of our business and our shareholders’ interests.
Our Principles of Corporate Governance explicitly prescribe a strong role for our Lead Independent Director, detailing significant authorities with respect to the operation and functioning of the Board and reflecting our commitment to robust corporate governance. Among other roles, the Lead Independent Director is charged with calling and chairing meetings of the independent directors, meeting with shareholders, and working closely with the chair to ensure the Board effectively

2023 Proxy Statement	103

Proposal 7: Shareholder Proposal
meets it responsibilities. For a more detailed discussion of the duties of the Lead Independent Director, see “Corporate Governance — Board Leadership Structure — Lead Independent Director” in this Proxy Statement.
The Board is committed to strong and effective independent oversight. As noted above, fourteen of the Company’s fifteen directors are independent; they are elected annually by our shareholders and bring a wealth to diverse experience. At each Board meeting, there is a scheduled session of the independent directors, led by the Lead Independent Director (if the Chair is not independent). And, among other roles, the independent directors elect the CEO, approve her or his annual compensation, provide performance feedback and direction, and oversee a robust succession planning process. The Board does not believe the Chair must always be an independent director to ensure that the Board operates effectively to serve the interests of the Company and its shareholders.
The Board believes that the Company’s balanced and flexible corporate governance structure, including a Lead Independent Director with well-defined, comprehensive and meaningful duties, and strong corporate governance practices, make it not only unnecessary, but ill-advised to adopt a policy that would mandate that the Chair be an independent director. The Board believes that adopting such a rule would only limit the Board’s ability to select the director it believes is best suited to serve as Chair of the Board, and is not in the best interests of the Company and its shareholders.
Vote Required
Approval of this proposal requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 7.

104	Northrop Grumman

Transactions with Related Persons and Control Persons
Related Person Transactions
The Company has a written policy approved by the Board, for the review, approval and ratification of transactions between our Company and our directors, executive officers and other related persons (Related Person Transactions Policy). A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy provides for related person transactions to be reviewed in advance and approved or ratified, as applicable, by the Board of Directors, the Governance Committee or the Chair of the Governance Committee. A related person transaction may be approved if, after reviewing the relevant facts and circumstances, the reviewing party concludes that approving the related person transaction is in the best interests of the Company and its shareholders.
The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A “related person” includes:
•any of our directors or executive officers;
•any person who is known to be the beneficial owner of more than 5% of our common stock;
•an immediate family member of any such persons; or
•any firm, corporation, or other entity controlled by any such persons.
Under exceptional circumstances, if a related person transaction has not been approved in advance, the Governance Committee will recommend to the Board of Directors such action as the Governance Committee deems appropriate, including ratification, amendment or termination of the transaction.
The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and to notify the Corporate Secretary of any changes in their information.
In the ordinary course of business and in connection with various subcontractor agreements, the Company makes payments to and receives payments from CACI International Inc. The spouse of our Corporate Vice President and Chief Human Resources Officer, Ann Addison, is the President and Chief Executive Officer and a member of the Board of Directors of CACI. In 2022, the Company made payments to CACI of approximately $46.4 million and received payments from CACI of approximately $2.8 million.
During 2022, the Company employed one family member of a former executive officer who received compensation in excess of the reporting threshold. The spouse of our former Corporate Vice President and President, Enterprise Services, Shawn Purvis (who left the Company on February 15, 2022), was employed by the Company beginning in March 2022 as a Consulting Engineer Systems Architect in our Space Systems Sector. He received total compensation in fiscal 2022 of more than $120,000. His compensation was comparable to other Company employees at a similar level.
State Street Corporation (State Street), acting in various fiduciary capacities, filed a Schedule 13G/A with the SEC reporting that as of December 31, 2022, State Street and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of State Street is the trustee for various Northrop Grumman defined benefit and defined contribution plan trusts. Two other State Street subsidiaries provide investment management services. During 2022, those State Street subsidiaries received approximately $7.1 million for such services, with over 99% of that amount paid by the plan trusts.
BlackRock, Inc. (BlackRock) filed a Schedule 13G/A with the SEC reporting that as of December 31, 2022, BlackRock and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock. A subsidiary of BlackRock provided investment management services for the Northrop Grumman Rabbi Trust II during the first quarter of 2022 and also continues to provide investment management services for certain assets within various Northrop Grumman defined benefit plan trusts. During 2022, the trusts paid that BlackRock subsidiary approximately $124,000 for such services.
Wellington Management Group LLP (Wellington) filed Schedules 13G/A with the SEC reporting that as of December 31, 2021, Wellington and certain of its subsidiaries collectively were the beneficial owners of more than 5% of our outstanding common stock but as of December 30, 2022, their beneficial ownership of our outstanding common stock had decreased to less than 5%. A subsidiary of Wellington provides investment management services for certain assets within various

2023 Proxy Statement	105

Transactions with Related Persons and Control Persons
Northrop Grumman defined benefit and defined contribution plan trusts. During 2022, the trusts paid that Wellington subsidiary approximately $940,000 for such services.
Indemnification Agreements
Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

106	Northrop Grumman

Voting Securities and Principal Holders
Stock Ownership of Certain Beneficial Holders
The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of the dates indicated in the footnotes below. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
State Street Corporation One Lincoln Street, Boston, MA 02111	14,174,865	(1)	9.3%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	12,230,478	(2)	8.0%
Capital International Investors 333 South Hope Street, 55th Floor, Los Angeles, CA 90071	12,116,134	(3)	8.0%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	9,687,911	(4)	6.4%
(1)This information was provided in a Schedule 13G/A jointly filed with the SEC on February 10, 2023 by State Street Corporation (State Street) and State Street’s subsidiaries State Street Bank and Trust Company (State Street Bank) and State Street Global Advisors Trust Company (State Street Global). According to State Street, as of December 31, 2022, it had shared voting power over 13,595,037 shares and shared dispositive power over 14,173,720 shares. According to State Street Bank, as of December 31, 2022, it beneficially owned 8,648,579 shares and had shared voting power over 8,648,579 shares and shared dispositive power over 602 shares. According to State Street Global, as of December 31, 2022, it beneficially owned 12,290,203 shares and had shared voting power over 3,198,193 shares and shared dispositive power over 12,289,703 shares. These totals include 8,647,977 shares held as of December 31, 2022 in the Defined Contribution Plans Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank acts as trustee and State Street Global acts as investment manager.
(2)This information was provided by The Vanguard Group (Vanguard) in a Schedule 13G/A filed with the SEC on February 9, 2023. According to Vanguard, as of December 30, 2022, Vanguard had shared voting power over 185,563 shares, sole dispositive power over 11,666,678 shares and shared dispositive power over 563,800 shares.
(3)This information was provided by Capital International Investors (Capital International), a division of Capital Research and Management Company, in a Schedule 13G/A filed with the SEC on February 13, 2023. According to Capital International, as of December 30, 2022, Capital International had sole voting power over 12,077,506 shares and sole dispositive power over 12,116,134 shares.
(4)This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on February 1, 2023. According to BlackRock, as of December 31, 2022, BlackRock had sole voting power over 8,960,089 shares and sole dispositive power over 9,687,911 shares.

2023 Proxy Statement	107

Voting Securities and Principal Holders
Stock Ownership of Officers and Directors
The following table shows beneficial ownership of our common stock as of March 15, 2023 by each of our current directors, our named executive officers and all directors and executive officers as a group. As of March 15, 2023, there were 152,086,549 shares of our common stock outstanding. None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned	Share Equivalents(1)	Total
Non-Employee Directors
David P. Abney	913	389	1,302
Marianne C. Brown	—	8,217	8,217
Donald E. Felsinger	—	40,253	40,253
Ann M. Fudge	1,178	3,317	4,495
Madeleine A. Kleiner	—	19,104	19,104
Karl J. Krapek	1,368	22,420	23,788
Arvind Krishna	—	175	175
Graham N. Robinson	—	755	755
Kimberly A. Ross	—	69	69
Gary Roughead	—	10,115	10,115
Thomas M. Schoewe	3,160	11,412	14,572
James S. Turley	635	4,326	4,961
Mark A. Welsh III	—	3,445	3,445
Mary A. Winston	9	69	78
Named Executive Officers
Kathy J. Warden(2)	161,231	—	161,231
David F. Keffer	6,805	—	6,805
Matthew F. Bromberg	—	—	—
Mark A. Caylor	16,240	38	16,278
Thomas H. Jones	2,548	—	2,548
Other Executive Officers	77,922	952	78,874
All Directors and Executive Officers as a Group (28 persons)	272,009	125,056	397,065	(3)
(1)Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director’s service on the Board. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.
(2)Ms. Warden also serves on the Company’s Board of Directors.
(3)Total represents 0.26% of the outstanding common stock as of March 15, 2023.

108	Northrop Grumman

Questions and Answers About
the Annual Meeting
Why did I receive a “Notice of Internet Availability of Proxy Materials” but not a full set of proxy materials?
We distribute our proxy materials to shareholders via the internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach reduces the environmental impact of the Annual Meeting and our distribution costs, while providing a timely and convenient method of accessing the proxy materials and voting. On March 31, 2023, we mailed a “Notice of Internet Availability of Proxy Materials” to participating shareholders, containing instructions on how to access the proxy materials.
Who is entitled to vote at the Annual Meeting?
You may vote your shares of our common stock if you owned your shares as of the close of business on March 21, 2023 (Record Date). As of the Record Date, there were [152,086,549] shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.
How many votes must be present to hold the Annual Meeting?
The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal and broker non-votes will be counted as present for purposes of establishing a quorum.
How can I receive a paper copy of the proxy materials?
Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or electronic copy of this Proxy Statement and accompanying materials, you must follow the instructions for requesting such materials included in the Notice.

2023 Proxy Statement	109

Questions and Answers About the Annual Meeting
What am I being asked to vote on and what are the Board of Directors’ recommendations?
The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal 1)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR“
Advisory Vote on Compensation of Named Executive Officers (Proposal 2)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR“
Advisory Vote on Preferred Frequency of Vote on Compensation of Named Executive Officers (Proposal 3)	EVERY ONE YEAR	Majority of votes cast	No effect	No effect	Voted "ONE YEAR“
Ratification of Appointment of Independent Auditor (Proposal 4)	FOR	Majority of votes cast	No effect	Brokers have discretion to vote	Voted “FOR“
Management Proposal to Reduce Threshold to Request Special Meeting (Proposal 5)	FOR	Majority of voting power of outstanding shares of common stock	Effect of voting "AGAINST"	Effect of voting "AGAINST"	Voted “FOR“
Shareholder Proposal to Annually Conduct an Evaluation and Issue a Report Describing the Alignment of the Company’s Political Activities With Its Human Rights Policy (Proposal 6)	AGAINST	Majority of votes cast	No effect	No effect	Voted “AGAINST“
Shareholder Proposal to Provide for an Independent Board Chair (Proposal 7)	AGAINST	Majority of votes cast	No effect	No effect	Voted “AGAINST“
What is a broker non-vote?
Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients’ proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various matters as “non-routine,” and brokers who have not received instructions from their clients do not have discretion to vote their client’s shares on such “non-routine” matters, resulting in a “broker non-vote.”
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares, without instructions from you, on the ratification of the appointment of Deloitte & Touche LLP as independent auditor. However, your broker does not have discretionary authority to vote your shares, without instructions from you, on the election of directors, the advisory vote to approve the compensation of our NEO, the advisory vote on the preferred frequency of the vote on the compensation of our NEOs, the proposal to reduce the ownership threshold for shareholders to request a special meeting, or the shareholder proposals, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How do I vote my shares if they are registered directly in my name?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered the “registered shareholder” of those shares, and you may vote by proxy prior to the Annual Meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions. If no instructions are

110	Northrop Grumman

Questions and Answers About the Annual Meeting
given, the shares will be voted according to the recommendations of the Board. Registered shareholders may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

BY INTERNET	Registered shareholders may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.
BY TELEPHONE	Registered shareholders may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.
BY QR CODE	Registered shareholders may vote by scanning the QR code on their proxy card or notice with their mobile device.
BY MAIL
Registered shareholders must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the Annual Meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the internet, in a timely manner. In addition, a shareholder attending the Annual Meeting may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.
How do I vote my shares if they are held by a bank, broker or other nominee?
If your shares are held in a stock brokerage account or by a bank or other nominee (that is, in street name), you are considered the “beneficial owner” of the shares that are registered in the street name. You are able to vote those shares, to attend the Annual Meeting as a shareholder, and to ask questions at the meeting. You will need to instruct the bank, broker or other nominee how to vote these shares using the procedure identified by the bank, broker or other nominee. You should receive voting instruction forms from your bank, broker or other nominee. We expect most banks, brokers and other nominees to enable beneficial owners to provide voting instructions by telephone or on the internet. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other nominee can vote his or her shares in person at the Annual Meeting only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a “legal proxy,” to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.
Beneficial owners who hold shares in “street name” may revoke a proxy or change a vote by submitting a new, later-dated voting instruction form, contacting the bank, broker or other nominee or by voting at the Annual Meeting by obtaining a legal proxy as described above.
How do I vote my shares held under a Northrop Grumman savings plan?
If shares are held on an individual’s behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant’s shares in accordance with the individual’s instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act requires a different procedure.
Savings plan participants may submit their voting instructions by the same methods as registered shareholders (see “How do I vote my shares if they are registered directly in my name?” above) but voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 14, 2023 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

2023 Proxy Statement	111

Miscellaneous
Voting on Other Matters
We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.
Shareholder Proposals for the 2024 Annual Meeting
Any shareholder who intends to present a proposal at the 2024 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not later than December 2, 2023, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act; and
•not earlier than December 2, 2023 and not later than January 1, 2024, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials. If the 2024 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.
Shareholder Nominations for Director Elections at the 2024 Annual Meeting
Any shareholder who intends to nominate a person for election as a director at the 2024 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:
•not earlier than November 2, 2023 and not later than December 2, 2023, if the nomination is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to the Company’s proxy access provision, as set forth in our Bylaws, which nomination and supporting materials must comply with the requirements in our Bylaws; and
•not earlier than December 2, 2023 and not later than January 1, 2024, if the nomination is submitted pursuant to the Bylaws, but not pursuant to our proxy access provision, in which case we are not required to include the nomination in our proxy materials (except as may be required in our proxy card pursuant to Rule 14a-19). If the 2024 Annual Meeting is convened more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the Annual Meeting, our Bylaws provide different notice requirements.
Any shareholder who wishes to nominate a person for election as a director should review our Bylaws. In addition, shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19, including delivery of written notice that sets forth all information required by Rule 14a-19(b) under the Exchange Act.
Householding Information
Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate

112	Northrop Grumman

Miscellaneous
Secretary at the following address and phone number: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address or phone number.
Cost of Soliciting Proxies
We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co., Inc. of New York at an estimated fee of $20,000, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board.
No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.
Available Information
You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:
•Bylaws;
•Principles of Corporate Governance;
•Standards of Business Conduct;
•Policy and Procedure Regarding Company Transactions with Related Persons; and
•Board Committee Charters.
Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.
We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website.
Incorporation by Reference
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the information included under the section entitled “Compensation Committee Report” and those portions of the information included under the section entitled “Audit and Risk Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” nor shall the information included under the section entitled “Compensation of Directors - Stock Ownership Requirements and Anti-Hedging and Pledging Policy,” the information included under the section entitled “Compensation Committee Report,” or those portions of the information included under the section entitled “Audit and Risk Committee Report” required by the SEC’s rules to be included therein, be “filed” with the SEC or, along with the information included under the section entitled "Pay Versus Performance," be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.
Annual Report
March 31, 2023
NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 ON JANUARY 26, 2023. SHAREHOLDERS OF RECORD ON MARCH 21, 2023 MAY OBTAIN A COPY OF THIS REPORT

2023 Proxy Statement	113

Miscellaneous
WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.
Jennifer C. McGarey
Corporate Vice President and Secretary

114	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures
This Proxy Statement contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures, as defined by SEC Regulation G and indicated by an asterisk in this Proxy Statement. While we believe investors and other users of our financial statements may find these non-GAAP financial measures useful in evaluating our financial performance and operational trends, they should be considered as supplemental in nature, and therefore, should not be considered in isolation or as a substitute for financial information prepared in accordance with GAAP. Definitions for the non-GAAP financial measures contained in this Proxy Statement are provided below and the reconciliations of non-GAAP financial measures presented in this Proxy Statement are located on pages 118 to 120 of this Appendix A. Other companies, including companies in our industry, may define these measures differently or may utilize different non-GAAP financial measures, limiting the usefulness of those measures for comparative purposes between companies.
Certain non-GAAP financial measures below are used as internal measures for performance-based compensation decisions, as further discussed in the “Key Components of Our Executive Compensation Programs” section of the Compensation Discussion and Analysis. The Compensation Committee has discretion to make adjustments to these measures in instances where the Company’s performance has been impacted by unforeseen or unusual events. For 2022, 2021 and 2020, the Compensation Committee adjusted the calculation of certain measures in order to exclude the impact of certain events or transactions that were not contemplated when the performance metrics were established.
Cash Flow Metrics: We use cash flow metrics as internal measures of financial performance and for performance based compensation decisions. We also use these measures as a key factor in our planning for, and consideration of, acquisitions, payments of dividends and share repurchases. The following cash flow metrics may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. All cash flow metrics are reconciled below.
Free Cash Flow: Net cash provided by operating activities less capital expenditures. We use free cash flow as a key factor in our planning for, and consideration of, acquisitions, the payment of dividends and stock repurchases.
Adjusted Free Cash Flow: Net cash provided by or used in operating activities, less capital expenditures, plus proceeds from the sale of equipment to a customer (not otherwise included in net cash provided by or used in operating activities) and the after-tax impact of discretionary pension contributions. Adjusted Free Cash Flow includes proceeds from the sale of equipment to a customer as proceeds were generated in a customer sales transaction. It also includes the after-tax impact of discretionary pension contributions for consistency and comparability of financial performance.
Transaction-Adjusted Free Cash Flow: Net cash provided by operating activities less capital expenditures, plus proceeds from the sale of equipment to a customer (not otherwise included in net cash provided by or used in operating activities), the after-tax impact of discretionary pension contributions and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture. Transaction-Adjusted Free Cash Flow includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It includes the after-tax impact of discretionary pension contributions and cash paid for federal and state taxes and transaction costs associated with the IT services divestiture for consistency and comparability of financial performance.
Transaction-Adjusted Free Cash Flow Before After-Tax Total Pension Funding: Defined as Transaction-Adjusted Free Cash Flow, as defined above, before the after-tax impact of required pension funding, as approved by the Compensation Committee.
Adjusted Cumulative Free Cash Flow (Adjusted Cumulative FCF): Defined as the aggregate Transaction-Adjusted Free Cash Flow Before After-Tax Total Pension Funding, as defined above, over a three-year period and after cash flow adjustments, as approved by the Compensation Committee, to adjust for unanticipated impacts to this measure for each three-year period since initial grant setting. For the 2022 grant, Adjusted Cumulative Free Cash Flow excludes total CAS pension recovery over the three-year period. Approved adjustments for the 2020 grant include the impact of lower 2022 CAS pension reimbursements due to favorable plan asset returns in 2021, plan-based differences in free cash flow due to the IT services divestiture in 2021, unanticipated cash expenditures on a Space Systems program due to international trade restrictions, and assumptions regarding tax legislation related to research credits at initial grant setting.
Adjusted Cash Flow from Operations: Defined as Net cash provided by operating activities, adjusted to include proceeds from sale of equipment to a customer (not otherwise included in net cash provided by operating activities), exclude transaction costs as well as federal and state income taxes associated with the IT services divestiture, exclude the

2023 Proxy Statement	115

Appendix A – Use of Non-GAAP Financial Measures
after-tax impact of discretionary pension contributions and other cash flow adjustments as approved by the Compensation Committee. Adjusted Cash Flow from Operations includes proceeds from the sale of equipment to a customer as such proceeds were generated in a customer sales transaction. It excludes the after-tax impact of discretionary pension contributions for consistency and comparability of financial performance. As approved by the Compensation Committee, the 2022 metric has been adjusted to exclude CAS pension recovery, unanticipated costs related to a Space Systems program due to international trade restrictions, assumptions regarding tax legislation related to research credits at the time of grant setting, and certain delayed costs related to the IT services divestiture.
Pension-Adjusted Metrics: For financial statement purposes, we account for our employee pension plans in accordance with GAAP (FAS). However, the cost of these plans is charged to our contracts in accordance with the Federal Acquisition Regulation (FAR) and the related U.S. Government Cost Accounting Standards (CAS) that govern such plans. We use pension-adjusted metrics as internal measures of financial performance and for performance-based compensation decisions.
The net FAS/CAS operating adjustment referred to below reflects the difference between CAS pension expense included as cost in segment operating income and the service cost component of FAS expense included in total operating income. The total net FAS/CAS pension adjustment referred to below reflects the combined net FAS/CAS operating adjustment and net FAS (non-service) pension benefit. The following pension-adjusted measures may be useful to investors and other users of our financial statements in evaluating our performance based upon the pension costs charged to our contracts. All pension-adjusted metrics are reconciled below.
Pension-Adjusted Operating Income: Operating income before the net FAS/CAS operating adjustment as defined above and the mark-to-market (MTM) related deferred state tax expense. As approved by the Compensation Committee, this metric has been adjusted to exclude Orbital ATK intangible asset amortization and property, plant and equipment (PP&E) step-up depreciation, unallocated state tax impacts reflected within unallocated corporate income (expense), unanticipated costs on a Space Systems program due to international trade restrictions, assumptions regarding tax legislation related to research credits at the time of grant setting, and certain delayed costs related to the IT services divestiture.
Pension-Adjusted Operating Margin (OM) Rate: Pension-Adjusted Operating Income as defined above, divided by sales.
Segment Operating Income and Segment Operating Margin Rate: Segment Operating Income and Segment Operating Margin Rate (Segment Operating Income divided by sales) reflect the combined operating income of our four segments less the operating income associated with intersegment sales. Segment Operating Income includes pension expense allocated to our sectors under FAR and CAS and excludes FAS pension service expense and unallocated corporate items. These measures may be useful to investors and other users of our financial statements as supplemental measures in evaluating the financial performance and operational trends of our sectors. These measures should not be considered in isolation or as alternatives to operating results presented in accordance with GAAP.
Adjusted Segment Operating Income: Segment Operating Income, as defined above, adjusted to exclude unanticipated costs related to a Space Systems program due to international trade restrictions, assumptions regarding tax legislation related to research credits at the time of grant setting, and certain delayed costs related to the IT services divestiture, as approved by the Compensation Committee.
MTM-Adjusted Net Earnings: Net earnings excluding MTM expense and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance by presenting the Company’s operating results before the non-operational impact of pension and OPB actuarial gains and losses. This measure is also consistent with how management views the underlying performance of the business as the impact of MTM accounting is not considered in management’s assessment of the Company’s operating performance or in its determination of incentive compensation awards.
Transaction-Adjusted Net Earnings: Net earnings excluding impacts related to the company’s IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption, as well as MTM benefit (expense) and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating the Company’s underlying financial performance by presenting the Company’s operating results before the non-operational impact of divestiture activity and pension and OPB actuarial gains and losses. This measure is also consistent with how management views the underlying performance of the business as the impact of the IT services divestiture and MTM accounting is not considered in management’s assessment of the Company’s operating performance or in its determination of incentive compensation awards.
Transaction-Adjusted EPS: Diluted earnings per share excluding the per share impacts related to the Company’s IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption, as well as MTM benefit (expense) and related tax impacts. This measure may be useful to investors and other users of our financial statements as a supplemental measure in evaluating

116	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures
the Company’s underlying financial performance per share by presenting the Company’s diluted earnings per share results before the non-operational impact of the IT services divestiture and pension and OPB actuarial gains and losses.
Operating Return on Net Assets (Operating RONA): Calculated as Adjusted Net Operating Profit After-Tax (Adjusted NOPAT), as defined below, divided by the two-year average of net operating assets. Net operating assets are defined as net total current assets, excluding cash and cash equivalents, less total current liabilities, excluding short-term debt, plus net PP&E, adjusted for balance sheet items approved by the Compensation Committee. Approved balance sheet adjustments are comprised of adjustments to working capital and net PP&E associated with the IT services business in 2021 and 2022, adjustments to exclude PPE impacts related to landlord-funded leasehold improvements related to a Space Systems real estate lease and unanticipated capital expenditures related to a Space Systems development program, assumptions regarding tax legislation related to research credits at the time of grant setting, and unanticipated costs related to a Space Systems program due to international trade restrictions.
Adjusted Net Operating Profit After-Tax (Adjusted NOPAT): Calculated as the after-tax sum of Segment Operating Income, as defined above, adjusted to exclude intercompany eliminations, Orbital ATK intangible asset amortization and PP&E step-up depreciation and other adjustments as approved by the Compensation Committee. Approved adjustments include plan-based differences in Segment Operating Income due to assumptions regarding tax legislation related to research credits, unanticipated costs related to a Space Systems program due to international trade restrictions, and divestiture-related activity. Intercompany eliminations are excluded to evaluate the operational performance of the business segments, inclusive of intercompany activity. In the context of Adjusted NOPAT, divestiture-related activity is comprised of 12 months of plan-based differential segment margin dollars.
Pension-Adjusted Net Operating Profit After-Tax (Pension-Adjusted NOPAT): Pension-Adjusted NOPAT is defined as MTM Adjusted Net Earnings, as defined above, adjusted to exclude net interest expense, Orbital ATK intangible asset amortization and PP&E step-up depreciation and net FAS/CAS pension adjustment, as defined above, after taxes.
Return on Invested Capital (ROIC): Calculated as the three-year average of Pension-Adjusted NOPAT, as defined above, divided by the three-year average of invested capital, as defined below.
Invested Capital: Invested Capital is defined as shareholder's equity reduced by cash and cash equivalents and increased by the current and non-current portions of long-term debt. As approved by the Compensation Committee, Invested Capital excludes the impact on retained earnings related to accumulated other comprehensive income (loss) (AOCI/(AOCL), cumulative MTM benefits (expenses) from 2021 onward, and the 2021 IT services divestiture, including the gain on sale of the business, associated federal and state income tax expenses, transaction costs, and the make-whole premium for early debt redemption.

2023 Proxy Statement	117

Appendix A – Use of Non-GAAP Financial Measures
Reconciliation of Non-GAAP Financial Measures

	Total Year
($M)	2022	2021	2020
Cash Flow Metrics
Net cash provided by operating activities	$2,901	$3,567	$4,305
Capital expenditures	(1,435)	(1,415)	(1,420)
Free Cash Flow	$1,466	$2,152	$2,885
Proceeds from sale of equipment to a customer	155	84	205
After-tax discretionary pension contributions	—	—	593
Adjusted Free Cash Flow	$1,621	$2,236	$3,683
IT services divestiture transaction costs	—	39	—
IT services divestiture federal and state taxes	—	785	—
Transaction-Adjusted Free Cash Flow	$1,621	$3,060	$3,683
After-tax required pension contributions	68	67	65
Transaction-Adjusted Free Cash Flow Before After-Tax Total Pension Funding	$1,689	$3,127	$3,748
Approved adjustments	1,801	717	25
Adjusted Cumulative Free Cash Flow	$11,107

Net cash provided by operating activities	$2,901	3,567	$4,305
Proceeds from sale of equipment to a customer	155	84	205
IT services divestiture transaction costs	—	39	32
IT services divestiture federal and state taxes	—	785	—
After-tax discretionary pension contributions	—	—	593
Approved cash flow adjustments	857	—	—
Adjusted Cash Flow from Operations	$3,913	4,475	5,135

Total Year
($M)	2022
Pension-Adjusted Metrics
Operating income	$3,601
Net FAS/CAS operating adjustment	200
MTM-related deferred state tax expense(1)	65
Approved operating income adjustments	223
Pension-Adjusted Operating Income	$4,089
Pension-Adjusted OM Rate	11.2%

118	Northrop Grumman

Appendix A – Use of Non-GAAP Financial Measures

	Total Year
($M)	2022	2021	2020
Segment Operating Income
Sales	$36,602	$35,667	36,799
Operating income	$3,601	$5,651	$4,065
Operating margin rate	9.8%	15.8%	11.0%
Reconciliation to Segment Operating Income
Net FAS/CAS operating adjustment	200	(130)	(418)
Unallocated corporate expense (income)	452	(1,304)	541
Segment Operating Income	$4,253	$4,217	$4,188
Segment Operating Margin Rate	11.6%	11.8%	11.4%
Reconciliation to Adjusted Segment Operating Income
Approved Segment Operating Income adjustments	41	—	—
Adjusted Segment Operating Income	$4,294	$4,217	$4,188

	Total Year
($M, except per share amounts)	2022	2021	2020
Transaction-Adjusted Net Earnings and Transaction-Adjusted EPS
Net earnings	$4,896	$7,005	$3,189
MTM (benefit) expense	(1,232)	(2,355)	1,034
MTM-related deferred state tax expense (benefit)(1)	65	124	(54)
Federal tax expense (benefit) of items above(2)	245	469	(206)
MTM adjustment, net of tax	(922)	(1,762)	774
Gain on sale of business	—	(1,980)	—
State tax impact(3)	—	160	—
Transaction costs	—	32	—
Make-whole premium	—	54	—
Federal tax impact of items above(4)	—	614	—
Transaction-adjustment, net of tax	—	(1,120)	—
Transaction-Adjusted Net Earnings	$3,974	$4,123	$3,963
Diluted EPS	$31.47	$43.54	$19.03
MTM (benefit) expense per share	(7.92)	(14.64)	6.17
MTM-related deferred state tax expense (benefit)(1) per share	0.42	0.77	(0.32)
Federal tax expense (benefit) of items above(2) per share	1.57	2.92	(1.23)
MTM adjustment per share, net of tax	(5.93)	(10.95)	4.62
Gain on sale of business per share	—	(12.31)	—
State tax(3) impact per share	—	0.99	—
Transaction costs per share	—	0.20	—
Make-whole premium per share	—	0.34	—
Federal tax benefit of items above(4) per share	—	3.82	—
Transaction-adjustment, net of tax per share	—	(6.96)	—
Transaction-Adjusted EPS	$25.54	$25.63	$23.65

2023 Proxy Statement	119

Appendix A – Use of Non-GAAP Financial Measures

	Total Year
($M)	2022
Operating RONA
Operating Income	$3,601
Net FAS/CAS operating adjustment	200
Unallocated corporate expense	452
Segment Operating Income	$4,253
Intersegment eliminations	303
Orbital ATK intangible asset amortization and PP&E step-up depreciation	227
Tax effect of items above	(1,004)
Approved NOPAT adjustments	260
Adjusted NOPAT	$4,039

	December 31
($M)	2022	2021
Net Current Assets
Total current assets	$12,488	12,426
Less: Cash	(2,577)	(3,530)
Adjusted Total Current Assets	9,911	8,896
Total current liabilities	11,587	9,530
Less: Current maturity of LTD	(1,072)	(6)
Adjusted Total Current Liabilities	10,515	9,524
Adjusted Net Assets	(604)	(628)
Plus: PPE, net	8,800	7,894
Net Operating Assets	8,196	7,266
Approved balance sheet adjustments	(959)	(279)
Adjusted Net Operating Assets	7,237	6,987
Average Adjusted Net Operating Assets	7,112
Operating RONA %(5)	56.8%
(1)MTM expense is expected to be deductible on our future state tax returns. The deferred state tax benefit was calculated using the Company’s blended state tax rate of 5.25% in 2022 and 2021 and included in Unallocated corporate (income) expense within operating income.
(2)The federal tax impact in each period was calculated by subtracting the deferred state tax impact from MTM benefit (expense) and applying the 21 percent federal statutory rate.
(3)The state tax impact includes $62 million of incremental tax expense related to $1.2 billion of nondeductible goodwill in the divested business.
(4)The federal tax impact was calculated by applying the 21 percent federal statutory rate to the adjustment items and includes $250 million of incremental tax expense related to $1.2 billion of nondeductible goodwill in the divested business.
(5)Operating RONA % is calculated as Adjusted NOPAT divided by the two-year average of Adjusted Net Operating Assets.

120	Northrop Grumman

Exhibit A
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NORTHROP GRUMMAN CORPORATION
(Originally incorporated on August 4, 2010
under the name New P, Inc.)
FIRST: The name of the corporation is Northrop Grumman Corporation (the “Corporation”).
SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.
FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is Eight Hundred Ten Million (810,000,000), consisting of Eight Hundred Million (800,000,000) shares of Common Stock, par value One Dollar ($1.00) per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, par value One Dollar ($1.00) per share (the “Preferred Stock”).
2. Shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by resolution of the Board of Directors of the Corporation (the “Board of Directors”) prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.
FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).
SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of capital stock entitled to vote thereon, voting as a single class, and by the holders of any one or more classes or series of capital stock entitled to vote thereon as a separate class pursuant to one or more resolutions adopted by the Board of Directors in accordance with Section 2 of Article Fourth hereof.
SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be fixed from time to time by the Board of Directors.
EIGHTH: All directors of the Corporation shall be of one class and shall serve for a term ending at the annual meeting following the annual meeting at which the director was elected. Notwithstanding the foregoing sentence of this Article Eighth: each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.
NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for a term that shall end at the first annual meeting following his or her election and shall remain in office until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

2023 Proxy Statement	121

Exhibit A
TENTH: RESERVED.

ELEVENTH: The holders of Common Stock of the Corporation may take action by written consent in lieu of a meeting of stockholders if, in accordance with and subject to the conditions and restrictions set forth in this Second Amended and Restated Certificate of Incorporation and the Bylaws (as amended from time to time), (i) record holders of at least 25% of the outstanding Common Stock of the Corporation have submitted written requests to the Secretary of the Corporation asking that the Board of Directors fix a record date to determine the stockholders entitled to deliver written consents for the action or actions proposed to be taken; (ii) such written requests include all of the required information with respect to such action or actions and with respect to such holders and the beneficial owners (if any) on whose behalf such written requests are made; (iii) the Board of Directors fixes such a record date or has failed to do so within ten days after the Secretary certifies to the Board of Directors that he or she has received written requests from the requisite holders of Common Stock; (iv) written consents are solicited from all stockholders entitled to deliver a written consent by one or more of the stockholders delivering such written requests, and the solicitation materials delivered by such stockholders include a description of the action or actions proposed to be taken by written consent and, with respect to each person or entity directing such solicitation or on whose behalf such solicitation is made, a description of any material interest of such entity or person in the action or actions proposed to be taken by written consent, as well as any other required information; and (v) written consents setting forth the action or actions to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are delivered to the Corporation in the manner required by Section 228 of the Delaware General Corporation Law (as amended from time to time). The holders of Common Stock of the Corporation may not act by written consent in lieu of a meeting of stockholders except (a) in accordance with the preceding sentence or (b) pursuant to a resolution adopted by the Board of Directors authorizing one or more actions to be taken by written consent. Any written consent to take action in lieu of a meeting of stockholders may be revoked prior to the effectiveness of the stockholder action or actions set forth in such written consent. References in this Article and the Bylaws to a written consent shall be deemed to include a telegram, cablegram or other electronic transmission consenting to an action to be taken if such transmission complies with Section 228(d) of the Delaware General Corporation Law (as amended from time to time).
TWELFTH: Subject to the terms of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by the Board of Directors (or an authorized committee thereof) or the Chairperson of the Board of Directors and shall be called by the Secretary of the Corporation following the Secretary’s receipt of written requests to call a meeting from the holders of at least 15% of the voting power of the outstanding capital stock of the Corporation who have delivered such requests in accordance with and subject to the provisions of the Bylaws (as amended from time to time), including any limitations set forth in the Bylaws on the ability to make such a request for such a special meeting. Except as otherwise required by law or provided by the terms of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may not be called by any other person or persons.
THIRTEENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.
FOURTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Second Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation.
FIFTEENTH: A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives any improper personal benefit. If, after approval of this Article by the stockholders of the Corporation, the General Corporation Law of the State of Delaware is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.
Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

[Signature Page Follows]

122	Northrop Grumman

Exhibit A
IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer as of the date set forth below.

NORTHROP GRUMMAN CORPORATION

By:

Name:
Title:

Dated:

2023 Proxy Statement	123

Exhibit B
AMENDED AND RESTATED
BYLAWS OF
NORTHROP GRUMMAN CORPORATION
(A Delaware Corporation)
ARTICLE I
OFFICES
Section 1.01. Registered Office. The registered office of Northrop Grumman Corporation (the “Corporation”) in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent at that address shall be The Corporation Trust Company.
Section 1.02. Principal Executive Office. The principal executive office of the Corporation shall be located at 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Board of Directors of the Corporation (the “Board of Directors”) may change the location of said principal executive office from time to time.
Section 1.03. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 2.01. Annual Meetings. The annual meeting of stockholders of the Corporation shall be held on such date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.04 hereof and any proper business may be transacted in accordance with the provisions of Section 2.08 hereof.
Section 2.02. Special Meetings.
(a) Subject to the terms of any class or series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by the Board of Directors (or an authorized committee thereof) or the Chairperson of the Board of Directors and shall be called by the Secretary of the Corporation following the Secretary’s receipt of written requests to call a meeting from the holders of at least 15% of the voting power (the “Required Percentage”) of the outstanding capital stock of the Corporation (the “Voting Stock”) who shall have delivered such requests in accordance with this bylaw. Except as otherwise required by law or provided by the terms of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may not be called by any other person or persons.
(b) A stockholder may not submit a written request to call a special meeting unless such stockholder is a holder of record of Voting Stock on the record date fixed to determine the stockholders entitled to request the call of a special meeting. Any stockholder seeking to call a special meeting to transact business shall, by written notice to the Secretary, request that the Board of Directors fix a record date. A written request to fix a record date shall include all of the information that must be included in a written request to call a special meeting from a stockholder who is not a Solicited Stockholder, as set forth in the succeeding paragraph (c) of this bylaw. The Board of Directors may, within 10 days of the Secretary’s receipt of a request to fix a record date, fix a record date to determine the stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting is received by the Secretary with respect to the proposed business to be conducted at a special meeting.
(c) Each written request for a special meeting shall include the following: (i) the signature of the stockholder of record signing such request and the date such request was signed, (ii) a brief description of the business desired to be brought before the meeting (including any nominees for election or re-election as directors, if applicable) and the reasons for conducting such business at the meeting, and (iii) for each written request submitted by a person or entity other than a Solicited Stockholder, as to the stockholder signing such request and the beneficial owner (if any) on whose behalf such request is made (each, a “party”):
(1) the name and address of such party;
(2) the class, series and number of shares of the Corporation that are owned beneficially and of record by such party (which information set forth in this clause shall be supplemented by such party not later than 10 days after the record date for determining the stockholders entitled to notice of the special meeting to disclose such ownership as of such record date);

124	Northrop Grumman

Exhibit B
(3) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such party, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such party with respect to shares of stock of the Corporation (which information set forth in this clause shall be supplemented by such party not later than 10 days after the record date for determining the stockholders entitled to notice of the special meeting to disclose such ownership as of such record date);
(4) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”);
(5) to enable them to be considered consistent with requirements applicable to all nominees, if one or more persons are to be nominated for director election or re-election by stockholders at the special meeting, with respect to each such person, all such information, materials, statements, consents and representations (including all fully completed questionnaires and other forms) required to be submitted with respect to nominees for director election or re-election at an annual meeting of stockholders, including as specified in Sections 2.08 and 3.15;
(6) any material interest of such party in one or more of the items of business proposed to be transacted at the special meeting; and
(7) a statement whether or not any such party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal (such statement, a “Solicitation Statement”).
For purposes of this bylaw, “Solicited Stockholder” means any stockholder that has provided a request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A.
A stockholder may revoke a request to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that if any such revocation(s) are received by the Secretary after the Secretary’s receipt of written requests from the holders of the Required Percentage of Voting Stock, and as a result of such revocation(s), there no longer are unrevoked requests from the Required Percentage of Voting Stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting, including whether to cancel the meeting. A business proposal shall not be presented for stockholder action at any special meeting if (i) any stockholder or beneficial owner who has provided a Solicitation Statement with respect to such proposal does not act in accordance with the representations set forth therein or (ii) the business proposal appeared in a written request submitted by a stockholder who did not provide the information required by the preceding clause (c)(2) or (c)(3) of this bylaw in accordance with such clauses.
(d) The Secretary shall not accept, and shall consider ineffective, a written request from a stockholder to call a special meeting (i) that does not comply with the provisions of this bylaw, (ii) that relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) if such request is delivered between the time beginning on the 61st day after the earliest date of signature on a written request that has been delivered to the Secretary relating to an identical or substantially similar item (such item, a “Similar Item”) and ending on the one-year anniversary of such earliest date, (iv) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the Secretary receives such written request, or (v) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such request to call a special meeting.
(e) The Board of Directors shall determine in good faith whether the requirements set forth in subparagraphs (d) (ii) through (v) have been satisfied. Either the Secretary or the Board of Directors shall determine in good faith whether all other requirements set forth in this bylaw have been satisfied. Any determination made pursuant to this paragraph shall be binding on the Corporation and its stockholders.
(f) The Board of Directors shall determine the place, and fix the date and time, of any special meeting called at the request of one or more stockholders. The Board of Directors may submit its own proposal or proposals for consideration at a special meeting called by the Chairperson of the Board of Directors or called at the request of one or more stockholders. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 of the Delaware General Corporation Law (as amended from time to time) (the “DGCL”) (or any successor provision thereof). Business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting.

2023 Proxy Statement	125

Exhibit B
Section 2.03. Place of Meetings.
(a) Subject to Section 2.02(f), each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairperson of the Board of Directors. If no location is so determined, the annual or special meeting shall be held at the principal executive office of the Corporation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that an annual meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 2.03(b).
(b) If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(1) participate in a meeting of stockholders; and
(2) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation implements reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action is maintained by the Corporation.
Section 2.04. Notice of Meetings.
(a) Unless otherwise required by law, written notice of each annual or special meeting of stockholders stating the date and time of such meeting, the place, if any, where it is to be held, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the information required to gain access to the list of stockholders entitled to vote, if such list is to be open for examination only on a reasonably accessible electronic network, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, notice is given when it is deposited in the United States mail, postage prepaid, directed to a stockholder at such stockholder’s address as it shall appear on the records of the Corporation.
(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”) or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the Secretary or an assistant secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 2.04(b) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (iv) if by any other form of electronic transmission, when directed to the stockholder. For purposes of these Bylaws, “electronic transmission” means any form of communication permitted by Section 232 of the DGCL.
(c) Without limiting the manner by which notice otherwise may be given effectively to stockholders, but subject to Section 233(d) of the DGCL (or any successor provision thereof), any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice described in the preceding sentence, shall be deemed to have consented to receiving such single written notice.

126	Northrop Grumman

Exhibit B
Section 2.05. Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein (and whether or not stating the business transacted at, or the purpose of, any meeting) shall be deemed equivalent to notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.
Section 2.06. Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days then notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. The Board of Directors, or the chairperson of a meeting of stockholders, may postpone, reschedule, or cancel any meeting of stockholders, except as otherwise prohibited in Section 2.02 regarding Special Meetings.
Section 2.07. Conduct of Meetings. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairperson of such meeting shall determine. Such rules or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of such meeting, may include without limitation the following: (a) the establishment of an agenda or order of business for the meeting, (b) rules and procedures for maintaining order at the meeting and the safety of those present, (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine, (d) restrictions on entry to the meeting after the time fixed for commencement thereof, and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Board of Directors or the chairperson of the meeting may adjourn or recess the meeting. As provided by the DGCL, directors are elected by written ballot (or a ballot submitted by electronic transmission in accordance with Section 211(a) of the DGCL) at meetings of stockholders at which directors are to be elected.
The chairperson of any annual or special meeting of stockholders shall be either the Chairperson of the Board of Directors or any person designated by the Chairperson of the Board of Directors. The Secretary, or in the absence of the Secretary, a person designated by the chairperson of the meeting, shall act as secretary of the meeting.
Section 2.08. Notice of Stockholder Business and Nominations. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors, (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.08 or (d) by an Eligible Stockholder (as defined in Section 2.09) that complies with the requirements of Section 2.09 and the Bylaws. For the avoidance of doubt, the foregoing clauses (c) and (d) shall be the exclusive means for a stockholder to bring nominations or business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act) at an annual meeting of stockholders.
For nominations or business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the foregoing paragraph, (1) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) any such business must be a proper matter for stockholder action under applicable law, and (3) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 90 or more than 120 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials (or in absence of proxy materials, its notice of meeting) for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this paragraph, if the annual meeting is convened more than 30 days prior to or delayed by more than 30 days after the one year anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the End of Day on the later of (i) the 135th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding

2023 Proxy Statement	127

Exhibit B
sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the End of Day on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment of an annual meeting, or the postponement of an annual meeting for which notice has been given, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described herein.
Such Record Stockholder’s notice shall set forth: (a) if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or re-election as a director (i) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act and such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected with a statement that, if elected, such person currently intends to serve for the full term for which such person is standing for election; (ii) a statement that such person, if elected, will tender, promptly following such person’s election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at any future meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Corporation’s Principles of Corporate Governance; (iii) all questionnaires and other forms required of the Corporation’s Board of Directors (which shall be provided by the Corporation following a request from a Record Stockholder) fully completed by such person(s) standing for election or re-election; and (iv) a statement that such person is in compliance with, and will remain in compliance with, Section 3.15, while standing for election and during such person’s service as a director; (b) as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”) (i) the name and address of each such party; (ii) the class, series and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party (which information set forth in this clause shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting to disclose such ownership as of such record date); (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such Record Stockholder or such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder and such beneficial owner, with respect to shares of stock of the Corporation (which information set forth in this clause shall be supplemented by such party, not later than 10 days after the record date for determining the stockholders entitled to notice of the stockholder meeting, to disclose such ownership as of such record date); (v) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act; (vi) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting; and (vii) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or the beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder and/or intends otherwise to solicit proxies from stockholders in support of such proposal or nomination (such statement, a “Solicitation Statement”).
Only persons nominated in accordance with the procedures set forth in this Section 2.08 or Section 2.09 shall be eligible to serve as directors at an annual meeting of stockholders and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.08 or Section 2.09. The chairperson of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

128	Northrop Grumman

Exhibit B
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting in accordance with Section 2.02. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the Corporation at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in clauses (a) and (c) of the third paragraph of this Section 2.08. Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders only if such stockholder’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the later of the End of Day on the 135th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment of a special meeting, or a postponement of a special meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a Record Stockholder in accordance with the notice procedures set forth in this Section 2.08. Notwithstanding any other provision of these Bylaws, in the case of a special meeting called at the request of one or more stockholders, no stockholder may nominate a person for election to the Board of Directors or propose any business to be considered at a meeting, except pursuant to a written request to call a special meeting pursuant to Section 2.02 that identifies the nominees for election and business to be considered at the special meeting and that meets the requirements of these Bylaws.
For purposes of this Section 2.08, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed with or furnished to, the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act. For purposes of this Section 2.08 and Section 2.09, “End of Day” shall mean 6:00 p.m. Eastern Time on any calendar day.
Notwithstanding the foregoing provisions of this Section 2.08, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.08. Nothing in this Section 2.08 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 2.09. Proxy Access. (a) For any annual meeting at which directors are to be elected, the Corporation shall include in its proxy statement and on its form of proxy the name of a stockholder nominee for election to the Board of Directors submitted pursuant to Section 2.08(d) and this Section 2.09 (each a “Proxy Access Nominee”) provided (i) timely notice of such Proxy Access Nominee satisfying both Section 2.08 and this Section 2.09 (“Notice”) is delivered to the Corporation by or on behalf of a stockholder or stockholders that, at the time the Notice is delivered, satisfy the ownership and other requirements of both Section 2.08 and this Section 2.09 (such stockholder or stockholders, and any person on whose behalf they are acting, the “Eligible Stockholder”); (ii) the Eligible Stockholder expressly elects in writing at the time of providing the Notice to have its nominee included in the Corporation’s proxy statement pursuant to this Section 2.09; and (iii) the Eligible Stockholder (including each member of a group of persons that is an Eligible Stockholder hereunder), the Proxy Access Nominee and the nomination otherwise satisfy the requirements of this Section 2.09 and these Bylaws. To be timely, such notice must be received by the Secretary at the principal executive offices of the Corporation not less than 120 or more than 150 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials (or in the absence of proxy materials, its notice of meeting) for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this paragraph, if the annual meeting is convened more than 30 days prior to or delayed by more than 30 days after the one year anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Eligible Stockholder to be timely must be so received not later than the End of Day on the later of (x) the 135th day before such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment of an annual meeting, or the postponement of an annual meeting for which notice has been given (or with respect to which there has been a public announcement of the date of the meeting), commence a new time period (or extend any time period) for the giving of an Eligible Stockholder’s notice as described herein.
(b) In addition to including the name of the Proxy Access Nominee in the Corporation’s proxy statement for the annual meeting, the Corporation shall include (i) the information concerning the Proxy Access Nominee and the Eligible Stockholder (including as to each member of any group of persons that together is an Eligible Stockholder) that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder and these Bylaws, including as specified in Section 3.15 of these Bylaws and (ii) if the Eligible Stockholder so elects, a Statement (defined below) (collectively, the “Required Information”). Nothing in this Section 2.09 shall limit the Corporation’s ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Nominee.

2023 Proxy Statement	129

Exhibit B
(c)(i) The number of Proxy Access Nominees appearing in the Corporation’s proxy statement with respect to a meeting of stockholders shall not exceed the greater of (A) two or (B) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.09 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (the “Permitted Number”); provided, however, that (1) any director in office as of the nomination deadline who was included in the Corporation’s proxy materials as a Proxy Access Nominee for either of the two preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors will be counted against the Permitted Number, and (2) in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced.
(ii) In the event that the number of Proxy Access Nominees submitted by Eligible Stockholders pursuant to this Section 2.09 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Nominee for inclusion in the Corporation’s proxy statement until the Permitted Number is reached, going in the order of the amount (largest to smallest) of shares of the Corporation’s capital stock each Eligible Stockholder disclosed as owned in the Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached. If any of the Proxy Access Nominees selected pursuant to this process are thereafter nominated by the Board of Directors (“Board Nominees”), not included in the Corporation’s proxy statement, or are not submitted for director election for any reason (including the withdrawal of the nomination of such Proxy Access Nominee or the failure to comply with Section 2.08 and this Section 2.09), no additional nominee or nominees (other than any nominee already determined to be a Proxy Access Nominee who continues to comply with this Section 2.09) shall be included in the Corporation’s proxy statement or otherwise submitted for director election pursuant to this Section 2.09.
(d)(i) An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the Corporation’s outstanding shares of capital stock entitled to vote in the election of directors (the “Required Shares”) as of both the date the Notice is delivered to or mailed and received by the Corporation and the record date for determining stockholders entitled to vote at the meeting and must continue to own the Required Shares through the date of the annual meeting. For purposes of satisfying the ownership requirement under this Section 2.09, the shares of the Corporation’s capital stock owned by one or more stockholders, or by the person or persons who own the shares and on whose behalf any person is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20, and a group of any two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by a single employer (or by a group of related employers that are under common control), or (C) a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be treated as one stockholder or person for this purpose. With respect to any one particular annual meeting, no person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.09.
(ii) For purposes of this Section 2.09, a person shall be deemed to “own” only those outstanding shares of the Corporation’s capital stock as to which the person possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (x) sold by such person or any of its affiliates in any transaction that has not been settled or closed, (y) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation’s capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such person’s or affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate. A person shall “own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (a) the person has loaned such shares, provided that the person has the power to recall such loaned shares on five business days’ notice and promptly recalls such loaned shares upon being notified that any of its Proxy Access Nominees will be included in the Corporation’s proxy statement, or (b) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. For purposes of this Section 2.09, the term “affiliate” shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings.

130	Northrop Grumman

Exhibit B
(e) The Eligible Stockholder (including each member of a group of persons that is an Eligible Stockholder hereunder) must provide with its Notice the following information in writing satisfactory to the Secretary (in addition to the information required to be provided by Section 2.08): (i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Notice is delivered to or mailed and received by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder’s agreement to provide, (A) within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date and (B) immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders; (ii) documentation satisfactory to the Corporation demonstrating that a group of funds qualifies to be treated as one stockholder or person within the meaning of Section 2.09(d)(i); (iii) a representation that the Eligible Stockholder (including each member of any group of persons that together is an Eligible Stockholder hereunder): (A) will continue to own the Required Shares through the date of the annual meeting, (B) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent, (C) has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Nominee being nominated pursuant to this Section 2.09, (D) has not engaged and will not engage in, and has not and will not be, a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Nominee or a Board Nominee, (E) will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation, and (F) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (iv) the written consent of each Proxy Access Nominee to be named in the proxy statement as a nominee and to serve as a director if elected with a representation that, if elected, such person currently intends to serve for the full term for which such person is standing for election; (v) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act; (vi) in the case of a nomination by a group of persons that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and (vii) an undertaking that the Eligible Stockholder agrees to: (A) assume all liability stemming from any legal, regulatory or contractual violation arising out of the Eligible Stockholder’s communications with the Corporation’s stockholders or out of the information that the Eligible Stockholder provided to the Corporation, (B) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.09, (C) file with the SEC all soliciting and other materials as required by these Bylaws or the Exchange Act as well as any other communication with the Corporation’s stockholders relating to the meeting at which the Proxy Access Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations thereunder, and (D) comply with all other applicable laws, rules, regulations and listing standards with respect to any solicitation in connection with the meeting.
(f) The Eligible Stockholder may include with its Notice an appropriate written statement for inclusion in the Corporation’s proxy statement for the meeting, not to exceed 500 words per Proxy Access Nominee, in support of each of the Eligible Stockholder’s Proxy Access Nominees (the “Statement”). Notwithstanding anything to the contrary contained in this Article II, the Corporation may omit from its proxy statement any information or Statement that it believes would violate any applicable law, rule, regulation or listing standard.
(g) Each Proxy Access Nominee must: (i) provide within five business days of the Corporation’s request an executed agreement, in a form satisfactory to the Corporation or its designee, that: (A) the Proxy Access Nominee will adhere to the Corporation’s Principles of Corporate Governance, Standards of Business Conduct and any and all other Corporation policies and guidelines applicable to directors including, without limitation, policies with regard to securities trading, (B) the Proxy Access Nominee meets all requirements for nomination, election and service as a director as set forth in the Corporation’s Principles of Corporate Governance or otherwise stated by the Corporation, and (C) the Proxy Access Nominee is in compliance with, and will remain in compliance with, Section 3.15; in each case, while standing for election and during such person’s service as a director; (ii) at the request of the Governance Committee, meet with the Governance Committee to discuss matters relating to the nomination of such Proxy Access Nominee as a director, such Proxy Access Nominee’s eligibility to serve on the Board of Directors and such Proxy Access Nominee’s potential service as a director; (iii) submit all completed and signed questionnaires and other forms required of the Corporation’s Board of Directors within five business days of receipt of each such questionnaire from the Corporation; and (iv) provide within five business days of the Corporation’s request such additional information as the Corporation determines may be necessary, including information necessary to permit the Corporation to determine: (A) if such Proxy Access Nominee is independent under the

2023 Proxy Statement	131

Exhibit B
listing standards of each U.S. exchange upon which the Common Stock of the Corporation is listed, any applicable rules of the SEC and any standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors (the “Independence Standards”), (B) if such Proxy Access Nominee has any material direct or indirect relationship with the Corporation (or any of its subsidiaries), (C) if such Proxy Access Nominee meets all requirements established by the Corporation for nomination, election and service as a director and will be able to meet all obligations of a director, (D) is in compliance with all requirements of these Bylaws, including those specified in Section 2.09(i), and (E) if such Proxy Access Nominee is or has been subject to (1) any event specified in Item 401(f) of Regulation S-K (or successor rule) of the SEC or (2) any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
(h) In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication complete, true and correct, it being understood that providing such notice shall not be deemed to cure any defect or limit the Corporation’s right to omit a Proxy Access Nominee from its proxy materials as provided in this Section 2.09.
(i) The Corporation shall not be required to include, pursuant to this Section 2.09, a Proxy Access Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation): (i) for any meeting for which the Secretary receives a notice that a stockholder has nominated a person for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 2.08 and such stockholder does not expressly elect at the time of providing the notice to have its nominee included in the Corporation’s proxy materials pursuant to this Section 2.09; (ii) if the Eligible Stockholder (including each member of any group of persons that is an Eligible Stockholder hereunder) who has nominated the Proxy Access Nominee has nominated for election to the Board of Directors at the meeting any person other than the Proxy Access Nominee(s) being nominated pursuant to this Section 2.09, or has or is engaged in, or has been or is a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Nominee(s) or a Board Nominee under this Section 2.09; (iii) who is not independent under the Independence Standards; (iv) whose election as a member of the Board of Directors would be inconsistent with, or cause the Corporation to be in violation of these Bylaws, the Certificate, the Corporation’s Principles of Corporate Governance, the listing standards of any exchange upon which the Corporation’s capital stock is traded or any applicable state or federal law, rule or regulation; (v) if the Proxy Access Nominee does not meet any requirement of the Corporation’s Principles of Corporate Governance, including those for nomination, election and service as a Board of Directors or stockholder nominee, or as a director; (vi) if the Proxy Access Nominee is or becomes a party to any agreement, arrangement or understanding with any person or entity that would compromise the Proxy Access Nominee’s ability to fulfill their fiduciary duties as an independent director; (vii) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended (a “Competitor”); (viii) whose business or personal interests present a conflict of interest with the Corporation, including as a result of continued receipt of any form of compensation or financial benefit from a Competitor (such as pension payments), or interfere with the Proxy Access Nominee’s ability fully to meet the fiduciary duties of directors, including, but not limited to, the duty of loyalty and duty of care; (ix) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years; (x) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act; (xi) if such Proxy Access Nominee or the applicable Eligible Stockholder (including any member of a group of persons that is an Eligible Stockholder hereunder) shall have provided information to the Corporation with respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading; or (xii) if the Eligible Stockholder or applicable Proxy Access Nominee breaches or otherwise contravenes any of the agreements, representations or undertakings made by such Eligible Stockholder or Proxy Access Nominee or fails to comply with its obligations pursuant to this Section 2.09.
(j) Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present the nomination pursuant to this Section 2.09.
(k) The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.09, Section 2.08 and Section 3.15 and to make any and all determinations necessary or advisable to apply such sections to any persons, facts or circumstances, including the power to determine (i) whether a person or group of persons qualifies as an Eligible Stockholder; (ii) whether outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the ownership requirements of this Section 2.09; (iii)

132	Northrop Grumman

Exhibit B
whether a notice submitted pursuant to this Section 2.09 complies with the requirements of Section 2.08 and this Section 2.09; (iv) whether a person satisfies the qualifications and requirements imposed by Section 2.08 and this Section 2.09 to be a Proxy Access Nominee; (v) whether inclusion of the Required Information in the Corporation’s proxy statement is consistent with all applicable laws, rules, regulations and listing standards; and (vi) whether any and all requirements of Section 2.08 and Section 3.15 and this Section 2.09 have been satisfied. Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.
Section 2.10. Quorum. Unless or except to the extent that the presence of a larger number may be required by law, by the rules of any stock exchange upon which the Corporation’s securities are traded, the Certificate or these Bylaws, at any meeting of stockholders, the presence, in person or by proxy, of the holders of record of a majority of the voting power of all the shares of the Corporation’s capital stock then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to the vote on that matter. The chairperson of the meeting may adjourn the meeting (whether or not a quorum is present) from time to time. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.
Section 2.11. Votes Required. When a quorum is present at a meeting, a matter submitted for stockholder action shall be approved if the votes cast “for” the matter exceed the votes cast “against” such matter, unless a greater or different vote is required by statute, any applicable law or regulation (including the applicable rules of any stock exchange), the rights of any authorized class of stock, the Certificate or these Bylaws. Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.
Section 2.12. Proxies. A stockholder may vote the shares owned of record by such stockholder either in person or by proxy in any manner permitted by law, including by execution of a proxy in writing or by telex, telegraph, cable, facsimile or electronic transmission, by the stockholder or by the duly authorized officer, director, employee or agent of such stockholder. No proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A duly executed proxy will be irrevocable if it states it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.
Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the immediately preceding paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
Section 2.13. Stockholder Action by Written Consent. (a) The holders of Common Stock of the Corporation may take action by written consent in lieu of a meeting of stockholders if, in accordance with and subject to the conditions and restrictions set forth in the Certificate and these Bylaws (as amended from time to time), (i) record holders of at least 25% of the outstanding Common Stock of the Corporation have submitted written requests to the Secretary of the Corporation asking that the Board of Directors fix a record date to determine the stockholders entitled to deliver written consents for the action or actions proposed to be taken (the “Soliciting Stockholders”); (ii) such written requests include all of the required information with respect to such action or actions and with respect to such Soliciting Stockholder(s) and the beneficial owners (if any) on whose behalf such written requests are made; (iii) the Board of Directors fixes such a record date or has failed to do so within ten days after the Secretary certifies to the Board of Directors that he or she has received written requests from the requisite holders of Common Stock; (iv) written consents are solicited from all stockholders entitled to deliver a written consent by one or more of the Soliciting Stockholder(s), and the solicitation materials delivered by such Soliciting Stockholder(s) include a description of the action or actions proposed to be taken by written consent and, with respect to each person or entity directing such solicitation or on whose behalf such solicitation is made, a description of any material interest of such Soliciting Stockholder in the action or actions proposed to be taken by written consent, as well as any other required information; and (v) written consents setting forth the action or actions to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are delivered to the Corporation in the manner required by Section 228 of the DGCL. The holders of Common Stock of the Corporation may not act by written consent in lieu of a meeting of stockholders except (a) in accordance with the preceding sentence or (b) pursuant to a resolution adopted by the Board of Directors authorizing one or more actions to be taken by written consent. Any written consent to take action in lieu of a meeting of stockholders may be revoked prior to the effectiveness of the stockholder action or actions set forth in such written consent. References in this bylaw to a written consent shall be deemed to include a telegram, cablegram or other electronic transmission consenting to an action to be taken if such transmission complies with Section 228(d) of the DGCL.

2023 Proxy Statement	133

Exhibit B
(b) Each written request of a Soliciting Stockholder(s) asking that the Board of Directors fix a record date to determine the stockholders entitled to deliver written consents shall include the following: (i) the signature of the stockholder of record signing such written request and the date such written request was signed; (ii) the action or actions proposed to be taken by written consent and the reasons for seeking stockholder approval of such actions; and (iii) for each written request submitted by a person or entity other than a Solicited Stockholder, as to the stockholder signing such written request and the beneficial owner (if any) on whose behalf such written request is made (each, a “party”):
(1) the name and address of such Soliciting Stockholder(s);
(2) the class, series and number of shares of the Corporation that are owned beneficially and of record by such Soliciting Stockholder(s) (which information set forth in this clause shall be supplemented by such Soliciting Stockholder(s) not later than 10 days after the record date for determining the stockholders entitled to act by written consent to disclose such ownership as of such record date);
(3) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Soliciting Stockholder’s written request by, or on behalf of, such Soliciting Stockholder(s), the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Soliciting Stockholder(s) with respect to shares of stock of the Corporation (which information set forth in this clause shall be supplemented by such Soliciting Stockholder(s) not later than 10 days after the record date for determining the stockholders entitled to act by written consent to disclose such ownership as of such record date);
(4) any other information relating to each such Soliciting Stockholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Exchange Act;
(5) any material interest of such Soliciting Stockholder(s) in any of the actions to be taken by written consent;
(6) to enable them to be considered consistent with requirements applicable to all nominees, if directors are to be elected by written consent, with respect to each person proposed by a stockholder to be elected by written consent, all such information, materials, statements, consents and representations (including all fully completed questionnaires and other forms) required to be submitted with respect to nominees for director election or re-election at an annual meeting of stockholders, including as specified in Sections 2.08 and 3.15; and
(7) a statement whether or not any such Soliciting Stockholder(s) will deliver a proxy statement and form of proxy to all stockholders entitled to deliver a written consent (such statement hereinafter for purposes of this Section 2.12, a “Solicitation Statement”).
For purposes of this bylaw, “Solicited Stockholder” means any stockholder that has provided a written request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A.
(c) For purposes of this bylaw and Certificate, Soliciting Stockholder(s) shall have fulfilled the requirement to solicit written consents from all stockholders entitled to deliver a written consent if they have undertaken all reasonable efforts to solicit written consents from all stockholders entitled to deliver a written consent.
(d) The Secretary shall not accept, and shall consider ineffective, a written request pursuant to Section 2.12(a)(i) asking that the Board of Directors fix a record date (i) that does not comply with the provisions of this bylaw; (ii) that relates to an item of business that is not a proper subject for stockholder action under applicable law; (iii) if such written request is delivered between the time beginning on the 31st day after the earliest date of signature on a written request that has been delivered to the Secretary relating to an identical or substantially similar item (hereinafter for purposes of this Section 2.12, a “Similar Item”) and ending on the one-year anniversary of such earliest date; (iv) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 120th day after the Secretary receives such written request; or (v) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to the receipt by the Secretary of such written request. The Board of Directors may fix a record date to determine the stockholders entitled to deliver written requests, whether or not the Corporation has already received one or more written requests pursuant to Section 2.12(a) of this bylaw. A written request may be revoked prior to the receipt of written requests from the holders of 25% of the outstanding Common Stock of the Corporation.
(e) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. The Board of Directors shall promptly, but in all events within 10 days after the Secretary certifies to the Board of Directors that the Secretary has received the requisite number of valid written requests in accordance with the foregoing provisions of this bylaw, adopt a

134	Northrop Grumman

Exhibit B
resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 2.12(e)). If no record date has been fixed by the Board of Directors within such 10-day period, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action proposed to be taken is delivered to the Corporation in the manner permitted by Section 228 of the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(f) In addition to the other requirements set forth in this bylaw and the Certificate, no written consent with respect to one or more stockholder actions shall be valid or effective if the stockholders who delivered written requests asking the Board of Directors to fix a record date do not comply with (i) clause (iv) of Article ELEVENTH of the Certificate and (ii) the supplemental disclosure requirements set forth in Sections 2.13(b)(2) and (3) of this bylaw.
(g) In the event of the delivery, in the manner provided by Section 228 of the DGCL, to the Corporation of the requisite written consent or consents to take corporate action after giving effect to any related revocation or revocations, the Corporation shall engage independent inspector or inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspector or inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspector or inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with applicable law represent at least the minimum number of votes that would be necessary to take the corporate action. The action by written consent will take effect as of the date and time of the certification of the written consents and will not relate back to the date the written consents were delivered to the Corporation. In conducting the review required by this paragraph, the independent inspector or inspectors may, at the expense of the Corporation, retain legal counsel and any other necessary or appropriate professional advisors and such other personnel as they may deem necessary or appropriate to assist them and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors. Nothing contained in this bylaw shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspector or inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation). If after such review the independent inspector or inspectors shall determine that the written consent or consents are valid and that the action specified therein has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the written consent or consents shall be filed in such records.
(h) Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders entitled thereto, in accordance with Section 228(e) of the DGCL and other applicable law.
(i) Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or provision is made, if evidence of such instruction or provision is provided to the Corporation. Unless otherwise provided, any consent shall be revocable prior to its becoming effective.
(j) The Board of Directors shall determine in good faith whether the requirements set forth in this bylaw and the Certificate have been satisfied. If the Board of Directors shall determine that any written request asking the Board of Directors to fix a record date to take action by written consent was not properly made in accordance with applicable law, this bylaw or the Certificate, or if the Board of Directors shall determine that the stockholder or stockholders seeking to take such action do not otherwise comply with applicable law, this bylaw and the Certificate, then the Board of Directors shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. In addition to the requirements of this bylaw and the Certificate with respect to stockholders seeking to take an action by written consent, any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to such action.
Section 2.14. List of Stockholders. The Corporation shall, in the manner provided by law, prepare and make (or cause to be prepared and made) a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Nothing contained in this section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting in the manner provided by law. If a meeting is to be held at a place, then a list of the stockholders entitled to vote at the meeting shall also be produced and kept at the time and

2023 Proxy Statement	135

Exhibit B
place of the meeting during the duration thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list will also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list will be provided with the notice of the meeting.
The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.
Section 2.15. Inspectors of Election. In advance of any meeting of stockholders, the Corporation may, and to the extent required by law shall, appoint Inspectors of Election to act at such meeting or at any adjournment or postponement thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If such inspectors, or alternate inspectors, are not so appointed or fail or refuse to act, the chairperson of any such meeting may (and, to the extent required by law, shall) make such an appointment. The number of Inspectors of Election shall be one (1) or three (3). If there are three Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such inspector need be a stockholder of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
The Inspectors of Election shall have such duties and responsibilities as required under Section 231 of the DGCL (or any successor provision thereof).
ARTICLE III
DIRECTORS
Section 3.01. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 3.02. Number. Except as otherwise fixed pursuant to the provisions of Section 2 of Article Fourth of the Certificate in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be fixed from time to time by a resolution duly adopted by the Board of Directors.
Section 3.03. Lead Independent Director. If at any time the Chairperson of the Board of Directors is not independent as that term is defined under the then applicable rules and regulations of each national securities exchange upon which shares of the stock of the Corporation are listed for trading and of the SEC, the independent directors may designate from among them a Lead Independent Director having the duties and responsibilities set forth in the applicable rules of each such national securities exchange and as otherwise determined by the Board of Directors from time to time.
Section 3.04. Election and Term of Office. Except as provided in Section 3.07 hereof and subject to the right to elect additional directors under specified circumstances which may be granted, pursuant to the provisions of Section 2 of Article Fourth of the Certificate, to the holders of any class or series of Preferred Stock, directors shall be elected by the stockholders of the Corporation for a term expiring at the annual meeting of stockholders following their election. A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (a) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with Section 2.08 or Section 2.09 and (b) such nomination has not been withdrawn by such stockholder on or before the 10th day before the Corporation first mails its notice of meeting for such meeting to the stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
Section 3.05. Resignations. Any director may resign at any time by submitting a resignation to the Corporation in writing or by electronic transmission. Such resignation shall take effect at the time of its receipt by the Corporation unless such resignation is effective at a future time or upon the happening of a future event or events in which case it shall be effective at such time or upon the happening of such event or events. Unless the resignation provides otherwise, the acceptance of a resignation shall not be required to make it effective.
Section 3.06. Removal. Subject to the right to elect directors under specified circumstances which may be granted pursuant to Section 2 of Article Fourth of the Certificate to the holders of any class or series of Preferred Stock, any director may be removed from office with or without cause.
Section 3.07. Vacancies and Additional Directorships. Except as otherwise provided pursuant to Section 2 of Article Fourth of the Certificate in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the

136	Northrop Grumman

Exhibit B
preceding sentence shall hold office for a term that shall end at the first annual meeting following his or her election and shall remain in office until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever comes first. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 3.08. Meetings. Promptly after, and on the same day as, each annual election of directors by the stockholders, the Board of Directors shall, if a quorum be present, meet in a meeting (the “Organizational Meeting”) to elect a Chairperson of the Board of Directors, elect a Lead Independent Director, if any, appoint members of the standing committees of the Board of Directors, elect officers of the Corporation and conduct other business as appropriate. Additional notice of such meeting need not be given if such meeting is conducted promptly after the annual meeting to elect directors and if the meeting is held in the same location where the election of directors was conducted. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall determine and as shall be publicized among all directors.
Directors may participate in regular or special meetings of the Board of Directors or any committee designated by the Board of Directors by means of conference telephone or other communications equipment by means of which all other persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
A special meeting of the Board of Directors may be called by the Chairperson or the Lead Independent Director of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office and shall be held at such place, if any, on such date and at such time as the person or persons calling such meeting may fix.
Section 3.09. Notice of Meetings. A notice of each regular meeting of the Board of Directors shall not be required. Notice of special meetings shall be (a) mailed to each director at least 5 days before the meeting, addressed to the director’s usual place of business or to his or her residence address or to an address specifically designated by the director or (b) given by telephone, telegraph, telex, facsimile or electronic transmission not less than 24 hours before the meeting (or any period of notice less than 24 hours before the meeting if the Chairperson of the Board of Directors or the Chief Executive Officer determines in good faith that exigent circumstances warrant calling the meeting on shorter notice). The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting, unless otherwise required by law. Unless otherwise indicated in the notice of a meeting, any and all business may be transacted at a meeting of the Board of Directors. Notice of any meeting of the Board of Directors may be waived by a director in writing, or by electronic transmission, at any time before or after the meeting (and whether or not stating the business transacted at, or the purpose of, any meeting), and such a waiver shall be deemed to be equivalent to notice, and attendance of any director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 3.10. Action without Meeting. Unless otherwise restricted by the Certificate, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission and such writing or writings or electronic transmission filed with the minutes of the proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this subsection at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.
Section 3.11. Quorum. At all meetings of the Board of Directors, directors constituting a majority of the total number of directors shall constitute a quorum for the transaction of business. In the absence of a quorum, the directors present, by majority vote and without notice or waiver thereof, may adjourn the meeting to another date, place, if any, and time. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
Section 3.12. Votes Required. Except as otherwise required by applicable law, the Certificate or these Bylaws, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

2023 Proxy Statement	137

Exhibit B
Section 3.13. Place and Conduct of Meetings. Other than the Organizational Meeting, each meeting of the Board of Directors shall be held at the location determined by the person or persons calling such meeting. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine. The chairperson of any regular or special meeting shall be the Chairperson of the Board of Directors, or in the absence of the Chairperson a person designated by the Board of Directors. The Secretary, or in the absence of the Secretary a person designated by the chairperson of the meeting, shall act as secretary of the meeting.
Section 3.14. Fees and Compensation. Directors shall be paid such compensation as may be fixed from time to time by resolutions of the Board of Directors. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.
Section 3.15. Compensation and Voting Agreements; Questionnaire. No person shall be eligible for nomination or service as a director if he or she is or becomes a party to (a) any undisclosed compensatory, payment or other financial agreement, arrangement or understanding with any person or entity in connection with his or her nomination, (b) any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with his or her service or action as a director of the Corporation, or (c) any agreement, arrangement or understanding with any person or entity as to how the director would vote or act on any issue or question as a director. Any compensatory, payment or other financial agreements, arrangements or understandings with any person or entity in connection with such person’s nomination shall not in aggregate exceed the total annual compensation paid to directors of the Corporation pursuant to Section 3.14 of these Bylaws, as well as reimbursement of reasonable expenses incurred by the nominee in connection with his or her nomination, and all such amounts shall be fully disclosed in the Corporation’s proxy statement for the meeting of shareholders at which such person’s nomination is to be considered. No person shall be eligible for nomination or service as a director unless and until he or she fully completes and provides to the Corporation (i) all questionnaires and other forms required of the Corporation’s Board of Directors and (ii) a statement that such person, if elected or re-elected as a director, is in compliance with, and will remain in compliance with, the Corporation’s Principles of Corporate Governance, Standards of Business Conduct and any and all other Corporation policies applicable to directors.
Section 3.16. Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
Section 3.17. Meetings of Committees. Each committee of the Board of Directors shall fix its own rules of procedure and shall act in accordance therewith, except as otherwise provided herein or required by applicable law and any resolutions of the Board of Directors governing such committee. A majority of the members of each committee shall constitute a quorum thereof, except that when a committee consists of one or two members then one member shall constitute a quorum.
Section 3.18. Subcommittees. Unless otherwise provided in the Certificate or the resolutions of the Board of Directors establishing a committee, or in the charter of a committee, a committee may create one or more subcommittees, which consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

138	Northrop Grumman

Exhibit B
ARTICLE IV
OFFICERS
Section 4.01. Designation, Election and Term of Office. The Corporation shall have a Chairperson of the Board of Directors, a Chief Executive Officer, a Secretary and a Treasurer and such other officers as the Board of Directors deems appropriate, including to the extent deemed appropriate by the Board of Directors, a President, a Chief Financial Officer, a Chief Legal Officer and one or more Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. These corporate officers shall be elected annually by the Board of Directors at the Organizational Meeting immediately following the annual meeting of stockholders and each such corporate officer shall hold office until a successor is elected or until his or her earlier resignation, death or removal. Any vacancy in any of the above corporate offices may be filled for an unexpired portion of the term by the Board of Directors at any meeting thereof. The Chief Executive Officer may, by a writing filed with the Secretary, designate titles for employees and agents, as, from time to time, may appear necessary or advisable in the conduct of the affairs of the Corporation and, in the same manner, terminate or change such titles.
Section 4.02. Chairperson of the Board of Directors. The Board of Directors shall designate the Chairperson of the Board of Directors from among its members. The Chairperson of the Board of Directors shall preside at all meetings of the Board of Directors, and shall perform such other duties as shall be delegated to him or her by the Board of Directors.
Section 4.03. Chief Executive Officer. Subject to the direction of the Board of Directors, the Chief Executive Officer shall be responsible for the general supervision, direction and control of the business and affairs of the Corporation.
Section 4.04. President. The President shall perform such duties and have such responsibilities as may from time to time be delegated or assigned to him or her by the Board of Directors or the Chief Executive Officer.
Section 4.05. Chief Financial Officer. The Chief Financial Officer of the Corporation shall be responsible to the Chief Executive Officer for the management and supervision of all financial matters and to provide for the financial stability of the Corporation. The Chief Financial Officer shall also perform such additional duties as may be assigned to the Chief Financial Officer from time to time by the Board of Directors or the Chief Executive Officer.
Section 4.06. Chief Legal Officer. The Chief Legal Officer of the Corporation shall be the General Counsel who shall be responsible to the Chief Executive Officer for the management and supervision of all legal matters. The Chief Legal Officer shall also perform such additional duties as may be assigned to the Chief Legal Officer from time to time by the Board of Directors or the Chief Executive Officer.
Section 4.07. Secretary. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committee meetings. The Secretary shall be the custodian of the corporate seal and shall have the power to affix it to all documents that the Secretary is authorized by law or the Board of Directors to sign and seal. The Secretary also shall perform such other duties as may be assigned to the Secretary from time to time by the Board of Directors, the Chief Executive Officer or the General Counsel.
Section 4.08. Treasurer. The Treasurer shall be accountable to the Chief Financial Officer, and shall perform such duties as may be assigned to the Treasurer from time to time by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the Senior Vice President, Finance.
Section 4.09. Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Executive vice presidents, senior vice presidents, vice presidents and other officers of the Corporation that are elected by the Board of Directors shall perform such duties as may be assigned to them from time to time by the Chief Executive Officer.
Section 4.10. Appointed Officers. The Board of Directors or the Chief Executive Officer may appoint one or more Corporate Staff Vice Presidents, officers of groups or divisions or assistant secretaries, assistant treasurers and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the Board of Directors or the Chief Executive Officer.
Section 4.11. Absence or Disability of an Officer. In the case of the absence or disability of an officer of the Corporation, the Board of Directors, or any officer designated by it, or the Chief Executive Officer may, for the time of the absence or disability, delegate such officer’s duties and powers to any other officer of the Corporation.
Section 4.12. Officers Holding Two or More Offices. The same person may hold any two or more of the above-mentioned offices except that the Secretary shall not be the same person as the Chief Executive Officer or the President.
Section 4.13. Compensation. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation and to delegate such power to a committee of the Board of Directors or to management.
Section 4.14. Resignations. Any officer may resign at any time by submitting a resignation to the Corporation in writing or by electronic transmission. Any such resignation shall take effect at the time of receipt by the Corporation unless

2023 Proxy Statement	139

Exhibit B
such resignation is effective at a future time or upon the happening of a future event or events, in which case it shall be effective at such time or upon the happening of such event or events. Unless the resignation provides otherwise, the acceptance of a resignation shall not be required to make it effective.
Section 4.15. Removal. The Board of Directors may remove any elected officer of the Corporation, with or without cause. Any appointed officer of the Corporation may be removed, with or without cause, by the Chief Executive Officer or the Board of Directors.
Section 4.16. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer, employee or agent, notwithstanding any provisions hereof.
ARTICLE V
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND AGENTS
Section 5.01. Right to Indemnification. Each person who was or is made a party, or is threatened to be made a party, to any pending or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that (a) he or she is or was a director, an officer elected by the Board of Directors (an “elected officer”) or an employee of the Corporation or (b) he or she is or was serving at the request of the Board of Directors or an elected officer of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (any person described in clause (a) or (b) of this sentence, an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability, and loss (including attorneys’ fees, costs and charges, judgments, fines, ERISA excise taxes or penalties, penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith. The right to indemnification provided by this Article V shall apply whether or not the basis of such proceeding is alleged action in an official capacity as such a director, elected officer or employee or in any other capacity while serving as such a director, elected officer or employee. Notwithstanding anything in this Article V to the contrary, except as provided in Section 5.03 with respect to proceedings to enforce rights to indemnification or advancement, the Corporation shall indemnify and/or provide advancement of expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Corporation.
Section 5.02. Advancement of Expenses. The right to indemnification conferred in Section 5.01 shall include the right to have the expenses (including attorneys’ fees) incurred in defending or preparing for any such proceeding in advance of its final disposition paid by the Corporation; provided, however, that an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such indemnitee to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article V or otherwise (hereinafter an “undertaking”); provided further, however, in the case of an indemnitee who is not a current or former director or elected officer, the Corporation may require additional terms and conditions in the undertaking, including a requirement for security, as the Corporation in its discretion deems appropriate. Except as provided in Section 5.03, and notwithstanding the foregoing, the Corporation shall not be obligated to advance fees and expenses to an indemnitee in connection with a proceeding against such person that is instituted by the Corporation pursuant to an authorization from the Board of Directors, a committee of the Board of Directors or an officer or employee of the Corporation.
Section 5.03. Right of Indemnitee to Bring Suit. If a claim under Section 5.01 or 5.02 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses under Section 5.02, in which case the applicable period shall be 30 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors,

140	Northrop Grumman

Exhibit B
independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation. In addition to the foregoing rights of an indemnitee, if an indemnitee becomes a party to, or is involved in, any proceeding initiated by the Corporation or any governmental or regulatory body to require the indemnitee to repay an advancement of expenses from the Corporation or to obtain a determination from a judicial or regulatory body that indemnification is prohibited by applicable law, the Corporation shall, to the fullest extent permitted by law, indemnify the indemnitee for the expenses the indemnitee incurs in such suit and, subject to the provisions of Section 5.02, advance expenses to the indemnitee prior to the final disposition of such suit.
Section 5.04. Nonexclusivity of Rights. (a) The rights to indemnification and to the advancement of expenses conferred in this Article V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provisions of the Certificate, Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. (b) The Corporation may maintain insurance, at its expense, to protect itself and any past or present director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Board of Directors or an elected officer of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article. (c) The Corporation may without reference to Sections 5.01 through 5.04 (a) and (b) hereof, pay the expenses, including attorneys’ fees, incurred by any director, officer, employee or agent of the Corporation who is subpoenaed, interviewed or deposed as a witness or otherwise incurs expenses in connection with any civil, arbitration, criminal or administrative proceeding or governmental or internal investigation to which the Corporation is a party, target, or potentially a party or target, or of any such individual who appears as a witness at any trial, proceeding or hearing to which the Corporation is a party, if the Corporation determines that such payments will benefit the Corporation and if, at the time such expenses are incurred by such individual and paid by the Corporation, such individual is not a party, and is not threatened to be made a party, to such proceeding or investigation.
Section 5.05. Indemnification of Employees and Agents of the Corporation; Additional Indemnification of Indemnitees. The Corporation may grant rights (or additional rights) to indemnification and to the advancement of expenses to any director, officer, employee or agent of the Corporation to the fullest extent permitted by law. The Corporation may grant such additional rights for indemnification or the advancement of expenses to any person on such terms and conditions as the Corporation in its discretion deems appropriate.
Section 5.06. Nature of Rights. The rights conferred upon indemnitees in this Article V shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, elected officer or employee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article V or any amendment, alteration or repeal of the DGCL or any other applicable laws that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE VI
STOCK
Section 6.01. Shares of Stock. The Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the capital stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or, if such certificate has been lost, stolen or destroyed, the procedures required by the Corporation in Section 6.07 shall have been followed). To the extent shares of capital stock are represented by certificates, such certificates shall be signed by or in the name of the Corporation by any two of the Chairperson of the Board of Directors, the President, a vice president, the Secretary an assistant secretary, the Treasurer or an assistant treasurer or any other authorized officers of the Corporation. Any or all of the signatures on any certificate may be facsimile. A stockholder that holds a certificate representing shares of any class or series of the capital stock of the Corporation for which the Board of Directors has authorized uncertificated shares may request that the Corporation cancel such certificate and issue such shares in an uncertificated form, provided that the Corporation shall not be obligated to issue any uncertificated shares of capital stock to such stockholder until such certificate representing such shares of capital stock shall have been surrendered to the Corporation (or, if such certificate has been lost, stolen or destroyed, the procedures required by the Corporation in Section 6.07 shall have been followed).

2023 Proxy Statement	141

Exhibit B
With respect to certificated shares of capital stock, the Secretary or an assistant secretary of the Corporation or the transfer agent thereof shall mark every certificate exchanged, returned or surrendered to the Corporation with “Cancelled” and the date of cancellation.
In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.
If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 6.04 or Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. In the case of uncertificated shares, within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.01, Sections 6.02(b), 6.04 and 6.05 of these Bylaws and Sections 156, 202(a) and 218(a) of the DGCL, or with respect to this section and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Section 6.02. Issuance of Stock; Lawful Consideration.
(a) Shares of stock may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the Board of Directors and in any manner that such determination may be made in accordance with Section 152 of the DGCL. Treasury shares may be disposed of by the Corporation for such consideration as may be determined from time to time by the Board of Directors. The Board of Directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the Corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the Corporation of such consideration; provided, however, nothing contained herein shall prevent the Board of Directors from issuing partly paid shares in accordance with Section 6.02(b) and Section 156 of the DGCL.
(b) The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.
Section 6.03. Transfer Agents and Registrars. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.
Section 6.04. Restrictions on Transfer and Ownership of Securities. A written restriction or restrictions on the transfer or registration of transfer of a security of the Corporation, or on the amount of the Corporation’s securities that may be owned by any person or group of persons, if permitted by Section 202 of the DGCL and noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to Section 6.02 of these Bylaws and Section 151(f) of the DGCL, may be enforced against the holder of the restricted security or securities or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate or certificates representing the security or securities so restricted or, in the case of uncertificated shares, contained in the notice or notices sent pursuant to Section 6.02 of these Bylaws and Sections 151(f) of the DGCL, a restriction, even though permitted by Section 202 of the DGCL, is ineffective except against a person with actual knowledge of the restriction.

142	Northrop Grumman

Exhibit B
Section 6.05. Voting Trusts. One stockholder or two or more stockholders may by agreement in writing deposit capital stock of the Corporation of an original issue with or transfer capital stock of the Corporation to any person or persons, or entity or entities authorized to act as trustee, for the purpose of vesting in such person or persons, entity or entities, who may be designated voting trustee, or voting trustees, the right to vote thereon for any period of time determined by such agreement, upon the terms and conditions stated in such agreement. The agreement may contain any other lawful provisions not inconsistent with such purpose. After the filing of a copy of the agreement in the registered office of the Corporation in the State of Delaware, which copy shall be open to the inspection of any stockholder of the Corporation or any beneficiary of the trust under the agreement daily during business hours, certificates of stock or uncertificated stock shall be issued to the voting trustee or trustees to represent any stock of an original issue so deposited with such voting trustee or trustees, and any certificates of stock or uncertificated stock so transferred to the voting trustee or trustees shall be surrendered and cancelled and new certificates or uncertificated stock shall be issued therefor to the voting trustee or trustees. In the certificate so issued, if any, it shall be stated that it is issued pursuant to such agreement, and that fact shall also be stated in the stock ledger of the Corporation. The voting trustee or trustees may vote the stock so issued or transferred during the period specified in the agreement. Stock standing in the name of the voting trustee or trustees may be voted either in person or by proxy, and in voting the stock, the voting trustee or trustees shall incur no responsibility as stockholder, trustee or otherwise, except for their own individual malfeasance. In any case where two or more persons or entities are designated as voting trustees, and the right and method of voting any stock standing in their names at any meeting of the Corporation are not fixed by the agreement appointing the trustees, the right to vote the stock and the manner of voting it at the meeting shall be determined by a majority of the trustees, or if they be equally divided as to the right and manner of voting the stock in any particular case, the vote of the stock in such case shall be divided equally among the trustees.
Section 6.06. Transfer of Shares. Registration of transfer of shares of stock of the Corporation may be effected on the books of the Corporation in the following manner:
(a) Certificated Shares. In the case of certificated shares, upon authorization by the registered holder of share certificates representing such shares of stock, or by his attorney authorized by a power of attorney duly executed and filed with the Secretary or with a designated transfer agent or transfer clerk, and upon surrender to the Corporation or any transfer agent of the corporation of the certificate being transferred, which certificate shall be properly and fully endorsed or accompanied by a duly executed stock transfer power, and otherwise in proper form for transfer, and the payment of all transfer taxes thereon. Whenever a certificate is endorsed by or accompanied by a stock power executed by someone other than the person or persons named in the certificate, evidence of authority to transfer shall also be submitted with the certificate. Notwithstanding the foregoing, such surrender, proper form for transfer or payment of taxes shall not be required in any case in which the officers of the Corporation determine to waive such requirement.
(b) Uncertificated Shares. In the case of uncertificated shares of stock, upon receipt of proper and duly executed transfer instructions from the registered holder of such shares, or by his attorney authorized by a power of attorney duly executed and filed with the Secretary or with a designated transfer agent or transfer clerk, the payment of all transfer taxes thereon, and compliance with appropriate procedures for transferring shares in uncertificated form. Whenever such transfer instructions are executed by someone other than the person or persons named in the books of the Corporation as the holder thereof, evidence of authority to transfer shall also be submitted with such transfer instructions. Notwithstanding the foregoing, such payment of taxes or compliance shall not be required in any case in which the officers of the Corporation determine to waive such requirement.
No transfer of shares of capital stock shall be made on the books of this Corporation if such transfer is in violation of a lawful restriction noted conspicuously on the certificate. No transfer of shares of capital stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.
Section 6.07. Lost, Stolen or Destroyed Share Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 6.08. Stock Ledgers. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar or otherwise maintained or administered in any manner permitted by the DGCL.

2023 Proxy Statement	143

Exhibit B
Section 6.09. Record Dates. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determining the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determining the stockholders entitled to vote at such adjourned meeting in accordance with the foregoing provisions of this Section 6.09 at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action (other than stockholder action by written consent) the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE VII
SUNDRY PROVISIONS
Section 7.01. Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.
Section 7.02. Seal. The seal of the Corporation shall bear the name of the Corporation, the year of incorporation and the word “Delaware.”
Section 7.03. Securities in Other Entities. Any shares of stock or other interests in other corporations, associations or entities, which may from time to time be held by the Corporation, may be represented and voted in person or by proxy, at any of the stockholders’, or other interestholders’, as applicable, meetings thereof by the Chief Executive Officer or the designee of the Chief Executive Officer and the Chief Executive Officer or the designee thereof may otherwise act on behalf of the Corporation with respect to such shares or interests. The Board of Directors, however, may by resolution appoint some other person or persons to vote, or otherwise act on behalf of the Corporation with respect to such shares or interests, in which case such person or persons shall be entitled to vote, or act in behalf of the Corporation with respect to, such shares or interests.
Section 7.04. Amendments. These Bylaws may be adopted, repealed, rescinded, altered or amended only as provided in Articles Fifth and Sixth of the Certificate.
Section 7.05. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method (or in any other manner permitted by the DGCL) provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records under the DGCL.
Section 7.06. Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders (including any beneficial owner of stock of the Corporation), (c) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate or these Bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine shall be the Delaware Court of Chancery, to the fullest extent permitted by law; provided however, that, to the extent a stockholder (including a beneficial owner of stock of the Corporation) seeks to bring a state law claim otherwise covered by this paragraph as a pendent claim to a federal claim over which the Delaware Court of Chancery does not have subject matter jurisdiction, such claim or cause of action shall be brought solely and exclusively in the United States District Court for the State of Delaware, which shall be the sole and exclusive forum to bring any pendent state law claim covered by this section. As with all provisions of these Bylaws, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this section.
As amended and restated, May [ ● ], 2023.

144	Northrop Grumman

NORTHROP GRUMMAN

ngc.com

Look for our other reports:

2022
Annual Report
NORTHROP GRUMMAN

2022
ESG Report
NORTHROP GRUMMAN

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C132107

PRINTED WITH SOY INK

NORTHROP GRUMMAN

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 17, 2023.

Online
Go to **www.envisionreports.com/noc** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/noc

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Kathy J. Warden	☐	☐	☐	02 - David P. Abney	☐	☐	☐	03 - Marianne C. Brown	☐	☐	☐
04 - Ann M. Fudge	☐	☐	☐	05 - Madeleine A. Kleiner	☐	☐	☐	06 - Arvind Krishna	☐	☐	☐
07 - Graham N. Robinson	☐	☐	☐	08 - Kimberly A. Ross	☐	☐	☐	09 - Gary Roughead	☐	☐	☐
10 - Thomas M. Schoewe	☐	☐	☐	11 - James S. Turley	☐	☐	☐	12 - Mark A. Welsh III	☐	☐	☐
13 - Mary A. Winston	☐	☐	☐								

+

2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers. — For ☐ Against ☐ Abstain ☐

The Board of Directors recommends a vote for 1 YEAR on Proposal 3.

3. Proposal to vote on the preferred frequency of future advisory votes on the compensation of the Company's Named Executive Officers. — 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

The Board of Directors recommends a vote FOR Proposals 4 and 5.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2023. — For ☐ Against ☐ Abstain ☐

5. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to reduce the threshold to call a special meeting of shareholders. — For ☐ Against ☐ Abstain ☐

The Board of Directors recommends a vote AGAINST Proposals 6 and 7.

7. Shareholder proposal to provide for an independent Board chair. — For ☐ Against ☐ Abstain ☐

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/noc

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 17, 2023, 8:00 A.M., Eastern Time, Northrop Grumman Corporation's Offices, 2980 Fairview Park Drive, Falls Church, Virginia 22042
This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2023 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if present at the 2023 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 17, 2023, at 8:00 a.m. (Eastern Time), at the Northrop Grumman Corporation Principal Executive Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors), and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSAL 2, FOR "1 YEAR" ON PROPOSAL 3, "FOR" PROPOSALS 4 AND 5, AND "AGAINST" PROPOSALS 6 AND 7.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 14, 2023 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued on the other side; to be signed below)

B Authorized Signatures — This section must be completed for your vote to be counted. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.

NORTHROP GRUMMAN

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Kathy J. Warden	☐	☐	☐
02 - David P. Abney	☐	☐	☐
03 - Marianne C. Brown	☐	☐	☐
04 - Ann M. Fudge	☐	☐	☐
05 - Madeleine A. Kleiner	☐	☐	☐
06 - Arvind Krishna	☐	☐	☐
07 - Graham N. Robinson	☐	☐	☐
08 - Kimberly A. Ross	☐	☐	☐
09 - Gary Roughead	☐	☐	☐
10 - Thomas M. Schoewe	☐	☐	☐
11 - James S. Turley	☐	☐	☐
12 - Mark A. Welsh III	☐	☐	☐
13 - Mary A. Winston	☐	☐	☐

+

	For	Against	Abstain
2. Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐	☐

The Board of Directors recommends a vote for 1 YEAR on Proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. Proposal to vote on the preferred frequency of future advisory votes on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 4 and 5.

	For	Against	Abstain
4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2023.	☐	☐	☐
5. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to reduce the threshold to call a special meeting of shareholders.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 6 and 7.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NORTHROP GRUMMAN CORPORATION

+

ANNUAL MEETING OF SHAREHOLDERS

MAY 17, 2023, 8:00 A.M., Eastern Time, Northrop Grumman Corporation's Offices, 2980 Fairview Park Drive, Falls Church, Virginia 22042
This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2023 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the "Company"), that the undersigned would be entitled to vote if present at the 2023 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 17, 2023, at 8:00 a.m. (Eastern Time), at the Northrop Grumman Corporation Principal Executive Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors), and at any and all adjournments or postponements thereof (the "Meeting"), as herein specified and in such proxyholder's discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSAL 2, FOR "1 YEAR" ON PROPOSAL 3, "FOR" PROPOSALS 4 AND 5, AND "AGAINST" PROPOSALS 6 AND 7.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 14, 2023 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to the Employment Retirement Income Security Act.

(Continued on the other side; to be signed below)

B Authorized Signatures — This section must be completed for your vote to be counted. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

NORTHROP GRUMMAN

VOTE

Online

Go to **www.envisionreports.com/NOC** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on May 17, 2023.

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Proxy Statement and 2022 Annual Report to shareholders are available at:

www.envisionreports.com/NOC

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/NOC**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 7, 2023 to facilitate timely delivery.

Shareholder Meeting Notice

Northrop Grumman Corporation's Annual Meeting of Shareholders will be held on May 17, 2023 at 8:00 a.m., Eastern Time, at Northrop Grumman Corporation, Principal Executive Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

The Board of Directors recommends that you vote FOR proposals 1 and 2.

The Board of Directors recommends that you vote for 1 YEAR on proposal 3.

The Board of Directors recommends that you vote FOR proposals 4 and 5.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's Independent Auditor for fiscal year ending December 31, 2023.
5. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to reduce the threshold to call a special meeting of shareholders.

The Board of Directors recommends that you vote AGAINST proposals 6 and 7.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone (1-800-652-VOTE (8683)) or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Proxy Materials Available to View or Receive: Notice, Proxy Statement and Annual Report/10-K.

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/NOC**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Northrop Grumman Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 7, 2023.